UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act File number: 811-06136
HOMESTEAD FUNDS, INC. (Exact name of registrant as specified in charter) 4301 Wilson Boulevard Arlington, VA 22203 (Address of principal executive office – Zip code)
Danielle Sieverling Homestead Funds, Inc. 4301 Wilson Boulevard Arlington, VA 22203 (Name and address of agent for service)
Copies to: Amy Ward Pershkow, Esq. Vedder Price P.C. 1401 New York Avenue Washington, D.C. 20005 (Name and addresses of agent for service)
Registrant’s telephone number, including area code: 800-258-3030 Date of fiscal year end: December 31 Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Not applicable.

Semi-Annual Report

June 30, 2022

Our Funds

Daily Income Fund (HDIXX)	Stock Index Fund (HSTIX)
Short-Term Government Securities Fund (HOSGX)	Value Fund (HOVLX)
Short-Term Bond Fund (HOSBX)	Growth Fund (HNASX)
Intermediate Bond Fund (HOIBX)	International Equity Fund (HISIX)
Rural America Growth & Income Fund (HRRLX)	Small-Company Stock Fund (HSCSX)

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on July 17, 2022, for each fund as of June 30, 2022. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.

Past performance does not guarantee future results.

Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President's Letter

2022 Semi-Annual Report

July 28, 2022

Dear Shareholders:

It was a difficult and atypical first half of the year with both stocks and bonds depreciating.

For bonds, the main story was whether the Federal Reserve's monetary policy course would achieve the desired outcome: rate hikes sufficient enough to cool the economy and bring inflation down but not so much as to tip the economy into recession. The Fed raised rates three times in the first six months of 2022 and tacked on another 75 basis points in July, taking its target for the federal funds rate from 0%-0.25% at the start of the year to 2.25%-2.50% as of this writing. As bond yields moved higher, their prices declined across all maturities.

For stocks, the major theme was sharply higher inflation, which did not abate as the Federal Reserve initially expected. Demand for goods and services was robust as consumers returned to their pre-COVID-19 patterns for shopping, travel and entertainment. Continued supply chain disruptions, the war in Ukraine and COVID-19 lockdowns in China only put more upward pressure on prices and increased the level of difficulty for Fed policy makers seeking to engineer a soft landing for the economy. Almost all market sectors were down in the first half of 2022, with the more defensive sectors (e.g., energy, utilities, consumer staples and health care) that typically outperform in a weak or recessionary environment holding up better.

We expect markets will continue to be volatile for the remainder of the year as investors react to the latest economic data signaling higher or lower inflation and the strength of the economy. On the positive side, commodity prices have fallen and the housing market has softened, which should be positive for inflation later this year. Unemployment remains low, suggesting the domestic economy could be resilient even as growth slows. Generally, U.S. companies have been reporting earnings above expectations. And while most broad stock market benchmarks are down double digits for the first half of the year, this has brought equity valuations to more modest levels. As you will read in the portfolio manager letters that follow, Homestead Funds' active managers see opportunities to apply research and discipline in their search for securities they believe are poised to outperform.

We appreciate your continued trust and confidence especially in these challenging times. Our representatives are here to speak with you about your portfolio and discuss your financial planning considerations. We welcome your call at 800.258.3030, option 2, or you can book an appointment online at homesteadfunds.com/appointments.

Sincerely,

Mark D. Santero

Mark Santero

CEO, President and Director

CEO, President and Director Homestead Funds

Daily Income Fund

Performance Evaluation | Prepared by the Fund's Subadvisor, Invesco Advisers, Inc.

Performance

The fund earned a return of 0.04% for the six-month period ended June 30, 2022. The seven-day current annualized yield was 0.67% as of June 30, 2022.

Market Conditions

During the six-month period ended June 30, 2022, the Federal Open Market Committee (FOMC) took an aggressive stance to fight inflation while trying to navigate a successful transition from a highly accommodative economy. The FOMC has raised short-term interest rates the past three meetings, including June when it hiked 0.75% to a range of

1.50%-1.75%. This was the largest single meeting interest rate hike since November of 1994 when policy makers faced a quickly declining unemployment rate while trying to avoid a state of high inflation similar to the 1970s. Now, we continue to see the Consumer Price Index (CPI) rise as the economy faces higher goods and energy prices combined with supply chain constraints.

We believe the Federal Reserve has been very consistent and transparent on its messaging about fighting inflation. CPI rose to 9.1% year over year in June, 2.6% higher from the end of 2021. Personal Consumption Expenditure has shown modest signs of decline from the February high of 5.3%, and consumer spending remained steady in the first half of the year. Even though we saw a negative GDP print of -1.6% for the first quarter of 2021, the Fed has continued to be data dependent and has acted on that data with its main priority of bringing inflation down.

In May, the FOMC also announced it will start balance sheet runoff June 1, with an eventual goal of shedding $95 billion per month after three months. The Fed's runoff will increase the amount of Treasury supply that markets will need to absorb. Front-end investors have experienced a declining Treasury bill supply of just over $500 billion in the first half of the year, paired with high demand as investors want to stay short in the early stages of a rising interest rate environment. Due to this imbalance, we have seen the Secured Overnight Financing Rate set well below the Fed's lower bound interest rate range during periods of high demand, while the usage of the Fed's overnight Reverse Repurchase Agreement Program (RRP) continues to set a new participation record, hitting a new high of $2.3 trillion on June 30, 2022. Short-term U.S. Treasury bill yields with maturities three months and shorter were trading well below the Fed's RRP and overnight triparty Treasury repurchase rates traded in sync with the Fed's RRP rate, maintaining a tight spread to the Fed's lower bound on the back of heightened demand from money market funds.

Outlook

The Invesco Global Liquidity Team took over the day-to-day management of the Daily Income Fund portfolio on May 1, 2021. Our investment strategy and security selection are built on macroeconomic factors, effects of supply and demand dynamics relating to the Treasury markets, and break-even analysis based on expected interest rates on the yield curve. The investment strategy is a barbell strategy that encapsulates a substantial amount of maturities in very short tenures to align in cadence with the Fed's aggressive rate hike policy while investing in longer tenured Treasury and government agency floating rate notes that provide relative value in an interest rate rising environment. The portfolio has maintained a weighted average life position that reflects opportunistic floating rate note holdings that we believe offer diversification and attractive discount margins. We believe that the fund is currently well positioned with a shortened weighted average maturity in this current Fed monetary policy environment and encapsulates a model that remains competitive and flexible in seeking to take advantage of a rising interest rate environment.

We believe that the FOMC has a narrow pathway to fight inflation and keep the economy from going into a recession. Even as the Fed continues to raise interest rates, inflation is still on an upward trajectory, and there are outside risks where the Fed does not have control, such as the supply chain recovery and the Russia-Ukraine war. Interest rates are expected to be set above the Fed's neutral range of

2.00%-2.50%, but how much more will depend on how these factors play out. As we transition from the highly accommodative economy, we will expect to see businesses rein in hiring, which could cause unemployment rates to rise to more normal levels, consumer spending to slow and business profits to decrease.

2Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 06/30/22)

	1 YR %	5 YR %	10 YR %
Daily Income Fund	0.05	0.58	0.30

Yield

Annualized 7-day current yield quoted 06/30/22	0.67%

Security Diversification

% of Total Investments

	as of 12/31/21	as of 06/30/22
U.S. government and agency obligations	100.0	81.0
Short-term and other assets*	0.0**	19.0
Total	100.0%	100.0%

Maturity

	as of 12/31/21	as of 06/30/22
Average weighted maturity	42 days	32 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The Daily Income Fund's average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee and/or reimbursed fund expenses during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

*Represents investment in an unaffiliated U.S. government money market fund. **Less than 0.1%

Performance Evaluation	3

Short-Term Government Securities Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, Homestead Advisers Corp.

Performance

The fund returned -4.03% for the six-month period ended June 30, 2022, underperforming its benchmark index, the ICE BofA 1-5 Year U.S. Treasury Index, which returned -3.95%.

The main contributor to the fund's relative underperformance was its overweight allocation to agency issuers backed by the full faith and credit of the U.S. government. The fund's allocation to financial institutions was also a detractor during the period as corporate credit spreads widened. On a positive note, the fund's underweight allocation to U.S. Treasury securities was a positive contributor in a period when yields rose. The fund's yield curve positioning contributed to performance due to the flattening of the U.S. Treasury yield curve and the fund's underweight duration relative to the benchmark.

The portfolio management team added to the fund's duration relative to its benchmark throughout the period as interest rates rose, seeking the potential for higher interest income.

Market Conditions

The U.S. economy's growth decelerated during the first six months of 2022. A combination of inflationary pressures, rising interest rates, COVID-19 lockdowns in China and the fallout from Russia's war in Ukraine proved extremely challenging for fixed-income investors. The Federal Reserve started reversing its accommodative monetary policy, recognizing that price stability must be restored and excess liquidity removed from the system via quantitative tightening. The Fed increased the federal funds rate from a low range of 0%-0.25% to 1.50%-1.75% by the end of June. The employment picture remains robust with jobs available across industries and employers competing for labor driving up wages. The Fed acknowledged that short-term inflationary pressures will be present; however, the policy-making committee appeared hopeful that longer-term inflation should gradually return to its long-term target of 2%.

The Fed's aggressive pace of monetary policy tightening yielded results as the national average rate for a 30-year mortgage rose from 3.27% at the end of 2021 to 5.83% at the end of June 2022. Mortgage applications and new housing starts have also cooled down. Housing represents a significant component of the Consumer Price Index, and the Fed remains determined to bring prices down to more normal levels and improve affordability. U.S. Treasury yields across maturities rose for much of the reporting period, and the yield curve flattened. Against this backdrop, the bond market delivered the worst negative returns in 40 years, with the Bloomberg U.S. Aggregate Bond Index posting a record decline of -10.35%.

Investment Advisor: Homestead Advisers

Mauricio Agudelo, CFA

Head of Fixed-Income Investments

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Outlook

For the remainder of the year, we expect volatility to be elevated during this period of uncertainty driven by the Federal Reserve's monetary policy and its mandates, unemployment and price stability/inflation—the most important in this part of the cycle. In our view, the Federal Reserve will continue its tightening path via both federal funds rate and quantitative tightening. Further, we think that inflation will peak and slowly normalize in the longer term. We anticipate that the yield curve will remain flat to inverted when assessing the two-year vs. 10-year spread.

Globally, supply chains across economic sectors are expected to remain challenged given lockdowns in China and a restart of economic activity as well as the ongoing Russia-Ukraine war. Under this backdrop, we expect pressure on credit spreads and overall risk assets. On a positive note, we are optimistic about the overall levels of yields, and we believe the value proposition in fixed income has become more compelling to investors with a relatively higher coupon (yield carry) to cushion a cyclical move in spreads. We believe that there will be opportunities to add exposure to corporate bonds by employing our disciplined relative value approach and active management; we intend to remain opportunistic during this period.

4Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 06/30/22)

	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	-4.78	0.68	0.63
ICE BofA 1-5 Year U.S. Treasury Index	-4.61	0.91	0.89

Security Diversification

% of Total Investments

	as of 12/31/21	as of 06/30/22
U.S. government and agency obligations	39.7	54.8
Corporate bonds—government guaranteed	50.2	36.8
Asset-backed securities	3.6	3.0
Corporate bonds—other	3.0	1.4
Mortgage-backed securities	0.9	0.7
Municipal bonds	0.9	0.4
Short-term and other assets	1.7	2.9
Total	100.0%	100.0%

Maturity

	as of 12/31/21	as of 06/30/22
Average weighted maturity	2.45	2.52
Performance Comparison

$12,000

Short-Term Government Securities Fund	ICE BofA 1-5 Year U.S. Treasury Index

11,000

10,000

9,000
2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022

Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year U.S. Treasury Index made on June 30, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund's average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	5

Short-Term Bond Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, Homestead Advisers Corp.

Performance

The fund returned -4.86% for the six-month period ended June 30, 2022, underperforming its benchmark index, the ICE BofA 1-5 Year Corporate/Government Index, which returned -4.57%.

The main contributor to the fund's relative underperformance was its overweight allocation to financials, industrial and asset-backed sectors; however, the fund's underweight allocation to U.S. Treasury securities was a positive contributor in a period when yields rose. Additionally, the fund's yield curve positioning contributed to performance due to the flattening of the U.S. Treasury yield curve and the fund's underweight duration relative to the benchmark.

The portfolio management team added to the fund's duration relative to its benchmark throughout the period as interest rates rose, seeking the potential for higher interest income.

Market Conditions

The U.S. economy's growth decelerated during the first six months of 2022. A combination of inflationary pressures, rising interest rates, COVID-19 lockdowns in China and the fallout from Russia's war in Ukraine proved extremely challenging for fixed-income investors. The Federal Reserve started reversing its accommodative monetary policy, recognizing that price stability must be restored and excess liquidity removed from the system via quantitative tightening. The Fed increased the federal funds rate from a low range of 0%-0.25% to 1.50%-1.75% by the end of June. The employment picture remains robust with jobs available across industries and employers competing for labor driving up wages. The Fed acknowledged that short-term inflationary pressures will be present; however, the policy-making committee appeared hopeful that longer-term inflation should gradually return to its long-term target of 2%.

The Fed's aggressive pace of monetary policy tightening yielded results as the national average rate for a 30-year mortgage rose from 3.27% at the end of 2021 to 5.83% at the end of June 2022. Mortgage applications and new housing starts have also cooled down. Housing represents a significant component of the Consumer Price Index, and the Fed remains determined to bring prices down to more normal levels and improve affordability. U.S. Treasury yields across maturities rose for much of the reporting period, and the yield curve flattened. Against this backdrop, the bond market delivered the worst negative returns in 40 years, with the Bloomberg U.S. Aggregate Bond Index posting a record decline of -10.35%.

Investment-grade corporate bonds underperformed during the period. Credit spreads widened as investors grew concerned of the near-term prospects for the economy. The fund came into the year overweight corporate bonds;

Investment Advisor: Homestead Advisers

Mauricio Agudelo, CFA

Head of Fixed-Income Investments

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

however, we have trimmed somewhat this positioning given the near-term uncertainty and our perception that the market will provide a better entry point to add to our corporate holdings.

Outlook

For the remainder of the year, we expect volatility to be elevated during this period of uncertainty, driven by the Federal Reserve's monetary policy and its mandates, unemployment and price stability/inflation—the most important in this part of the cycle. In our view, the Federal Reserve will continue its tightening path via both federal funds rate and quantitative tightening. Further, we think that inflation will peak and slowly normalize in the longer term. We anticipate that the yield curve will remain flat to inverted when assessing the two-year vs. 10-year spread.

Globally, supply chains across economic sectors are expected to remain challenged given lockdowns in China and restart of economic activity as well as the ongoing Russia-Ukraine war. Under this backdrop, we expect pressure on credit spreads and overall risk assets. On a positive note, we are optimistic about the overall levels of yields, and we believe the value proposition in fixed income has become more compelling to investors with a relatively higher coupon (yield carry) to cushion a cyclical move in spreads. We believe that there will be opportunities to add exposure to corporate bonds by employing our disciplined relative value approach and active management; we intend to remain opportunistic during this period.

6Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 06/30/22)

	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	-5.80	1.03	1.41
ICE BofA 1-5 Year Corp./Gov. Index	-5.19	1.11	1.24

Security Diversification

% of Total Investments

	as of 12/31/21	as of 06/30/22
U.S. government and agency obligations	30.9	44.7
Corporate bonds—other	35.4	28.0
Asset-backed securities	12.8	11.3
Yankee bonds	14.2	7.4
Corporate bonds—government guaranteed	2.6	2.5
Municipal bonds	1.7	1.3
Mortgage-backed securities	0.6	0.4
Short-term and other assets	1.8	4.4
Total	100.0%	100.0%

Maturity

	as of 12/31/21	as of 06/30/22
Average weighted maturity	2.68	2.69

Performance Comparison

$13,000
	Short-Term Bond Fund		ICE BofA 1-5 Year Corp./Gov. Index
12,000
11,000
10,000
9,000
2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022

Comparison of the change in value of a $10,000 investment in the fund and the ICE BofA 1-5 Year Corp./Gov. Index made on June 30, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund's average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	7

Intermediate Bond Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, Homestead Advisers Corp.

Performance

The fund returned -10.63% for the six-month period ended June 30, 2022, underperforming its benchmark index, the Bloomberg U.S. Aggregate Index, which returned -10.35%. The overall market witnessed one of the worst starts in history.

The fund's main contributor to performance was its underweight allocation to the mortgage-backed security passthrough and Treasury sectors. Additionally, its overall duration and yield curve positioning also contributed to performance. On the other hand, its exposure to the financial institutions and industrial sectors detracted from performance. The portfolio management team rotated exposure on a relative value basis, reducing portfolio risk through the period adjusting for expectations of greater downside risk.

The portfolio management team added to the fund's duration relative to its benchmark throughout the period as interest rates rose, to provide the potential for higher interest income.

Investment Advisor: Homestead Advisers

Mauricio Agudelo, CFA

Head of Fixed-Income Investments

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

the near-term uncertainty and our perception that the market will provide a better entry point to add to our corporate holdings.

Market Conditions

The U.S. economy's growth decelerated during the first six months of 2022. A combination of inflationary pressures, rising interest rates, COVID-19 lockdowns in China and the fallout from Russia's war in Ukraine proved extremely challenging for fixed-income investors. The Federal Reserve started reversing its accommodative monetary policy, recognizing that price stability must be restored and excess liquidity removed from the system via quantitative tightening. The Fed increased the federal funds rate from a low range of 0%-0.25% to 1.50%-1.75% by the end of June. The employment picture remains robust with jobs available across industries and employers competing for labor driving up wages. The Fed acknowledged that short-term inflationary pressures will be present; however, the policy-making committee appeared hopeful that longer-term inflation should gradually return to its long-term target of 2%.

The Fed's aggressive pace of monetary policy tightening yielded results as the national average rate for a 30-year mortgage rose from 3.27% at the end of 2021 to 5.83% at the end of June 2022. Mortgage applications and new housing starts have also cooled down. Housing represents a significant component of the Consumer Price Index, and the Fed remains determined to bring prices down to more normal levels and improve affordability. U.S. Treasury yields across maturities rose for much of the reporting period, and the yield curve flattened. Against this backdrop, the bond market delivered the worst negative returns in 40 years, with the Bloomberg U.S. Aggregate Bond Index posting a record decline of -10.35%.

Investment-grade corporate bonds underperformed during the period. Credit spreads widened as investors grew concerned of the near-term prospects for the economy. The fund came into the year overweight corporate bonds; however, we have trimmed somewhat this positioning given

Outlook

For the remainder of the year, we expect volatility to be elevated during this period of uncertainty, driven by the Federal Reserve's monetary policy and its mandates, unemployment and price stability/inflation—the most important in this part of the cycle. In our view, the Federal Reserve will continue its tightening path via both federal funds rate and quantitative tightening. Further, we think that inflation will peak and slowly normalize in the longer term. We anticipate that the yield curve will remain flat to inverted when assessing the two-year vs. 10-year spread.

Globally, supply chains across economic sectors are expected to remain challenged given lockdowns in China and restart of economic activity as well as the ongoing Russia-Ukraine war. Under this backdrop, we expect pressure on credit spreads and overall risk assets. On a positive note, we are optimistic about the overall levels of yields, and we believe the value proposition in fixed income has become more compelling to investors with a relatively higher coupon (yield carry) to cushion a cyclical move in spreads. We believe that there will be opportunities to add exposure to corporate bonds by employing our disciplined relative value approach and active management; we intend to remain opportunistic during this period.

8Performance Evaluation

Intermediate Bond Fund

Average Annual Total Returns (periods ended 06/30/22)

		Since Inception
	1 YR %	%
Intermediate Bond Fund	-10.92	0.18
Bloomberg U.S. Aggregate Index	-10.29	0.05

Security Diversification

% of Total Investments

	as of 12/31/21	as of 06/30/22
U.S. government and agency obligations	14.9	36.0
Corporate bonds—other	35.5	26.7
Mortgage-backed securities	14.9	13.7
Asset-backed securities	12.7	11.7
Yankee bonds	12.1	6.1
Municipal bonds	3.6	2.9
Corporate bonds—government guaranteed	0.5	0.5
Short-term and other assets	5.8	2.4
Total	100.0%	100.0%

Maturity

	as of 12/31/21	as of 06/30/22
Average weighted maturity	7.90	8.06
Performance Comparison

$12,000

Intermediate Bond Fund	Bloomberg U.S. Aggregate Index

11,000

10,000

9,000
5/1/2019	2019	2020	2021	2022

Comparison of the change in value of a $10,000 investment in the fund and the Bloomberg U.S. Aggregate Index made on May 1, 2019.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Intermediate Bond Fund's average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived all of its management fee and reimbursed a portion of the fund's expenses from inception to December 31, 2019, and waived a portion of the management fee from January 1, 2020, to June 30, 2022. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	9

Rural America Growth & Income Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, Homestead Advisers Corp.

Performance

The fund returned -15.13% during the six-month period ended June 30, 2022, outperforming its benchmark, a blend of the Russell 3000 Index (60%) and the Bloomberg Intermediate U.S. Government/Credit Bond Index (40%), which returned -15.48% for the same period. Both stocks and bonds were down significantly in the first half of the year.

Investment Advisor: Homestead Advisers

Mark Iong, CFA

Equity Portfolio Manager

BS, Operations Research and Information

Engineering, Cornell

Portfolio Review

The majority of the fund's outperformance came from the equity sleeve of the portfolio, where strong positive stock selection more than outweighed the detraction from sector allocation. The fund benefitted significantly from its positioning in several sectors—such as consumer discretionary, financials and communication services—where the fund was underexposed to stocks that materially underperformed, including mega-capitalization companies and high-valuation nonearners. The fund also had strong performance from several individual holdings, including the Hershey Company, one of the largest chocolate manufacturers in the world; LHC Group, a rural-based home health service provider that had received a takeover offer from UnitedHealth Group; and Jack Henry & Associates, a payment processing provider that serves many small community banks and credit unions in rural areas.

Many of the fund's holdings suffered the same fate as the broad market. Some of the hardest-hit companies were in the information technology sector, such as Block, ANSYS and Tyler Technologies. Although we believe the fundamentals of these businesses remain largely intact, their higher valuations have become vulnerable in this market environment. Another detractor in the period was the fund's lack of exposure to energy, which was the only positively returning sector in the market year to date, as oil and gas companies benefitted from soaring commodity prices.

During the first half of the year, the fund's exposure to the industrials sector was increased with the initiation of two new positions: J.B. Hunt Transport Services and Cummins. Headquartered in rural America, both companies are key providers of services and products in the transportation industry, which runs through the country's heartland. The market volatility provided opportunities to buy into these leading franchises at what we believe to be significant discounts to their intrinsic value. On the other hand, the portfolio management team was also active in eliminating companies, such as Ubiquiti and Shenandoah Telecommunications Company, where we believe business fundamentals have deteriorated.

The fixed-income sleeve experienced a decline in performance across sectors. The Federal Reserve started reversing its accommodative monetary policy, recognizing that price stability must be restored and excess liquidity removed from the system via quantitative tightening. Primary sectors impacted were industrials, agency, asset-backed securities and financial institutions. Within industrials, the group that detracted the most was communications, which is a key rural America driver/theme.

Ivan Naranjo, CFA, FRM

Fixed-Income Portfolio Manager

BS, Finance, The University of Maryland,

Robert H. Smith School of Business

Homestead Advisers' Jim Polk, head of equity investments; Prabha Carpenter, senior equity portfolio manager; and Mauricio Agudelo, head of fixed-income investments co-manage this fund with the individuals named above. Their bios appear in adjacent fund manager letters.

We expect the credit markets will continue to be volatile reflecting a high level of economic uncertainty. Against a backdrop of rising rates, management is currently focusing on collecting the income component of the fund's total return. The fund also benefited from its shorter duration positioning as well as yield curve positioning to compensate for credit exposure as well as an underweight in supranationals and an absence of Treasury holdings.

Outlook

We expect the markets to stay volatile for the remainder of the year. A number of macroeconomic factors remain in flux: the Federal Reserve's rate tightening cycle, inflation, supply chain issues and the Russia-Ukraine war. Gone are the talks of post-COVID-19 recovery, with investors now increasingly bracing for a potential economic recession even as employment data remains strong and company earnings have held up so far. In our view, the Federal Reserve should continue its tightening path via both federal funds rate and quantitative tightening. Further, we think that inflation will peak and slowly normalize in the longer term. For the fund, we remain focused on our objective to invest in durable companies that are important to the economic development of rural America. We believe the fund's diversified holdings across different sectors and rural economic themes should position it well in both good and bad times with a balanced approach that includes income-generating vehicles and securities with capital appreciation potential. We believe that there will be further opportunities for the fund's management team to apply its disciplined investment approach to active management, and we intend to remain opportunistic during this period.

10Performance Evaluation

Rural America Growth & Income Fund

Average Annual Total Returns (periods ended 06/30/22)

		Since Inception
	1 YR %	%
Rural America Growth & Income Fund	-11.43	-9.70
Blended Index*	-11.01	-9.27
Russell 3000 Index**	-13.87	-9.80
Bloomberg Intermediate U.S. Government/Credit Bond Index**	-7.28	-5.89

Security Diversification

% of Total Investments
as of 06/30/22
Common stocks	56.5
Information technology	13.0
Industrials	9.3
Health care	8.8
Financials	8.6
Consumer discretionary	6.5
Real estate	5.6
Consumer staples	2.2
Materials	1.4
Communication services	1.1
Corporate bonds—other	17.0
U.S. government and agency obligations	11.7
Asset-backed securities	3.6
Municipal bonds	1.9
Mortgage-backed securities	1.5
Short-term and other assets	7.8
100.0%

Top 10 Holdings

% of Total Investments
as of 06/30/22
Federal Farm Credit Bank, 10/21/25,
0.52%	2.9
Federal Farm Credit Bank, 04/28/27,
1.20%	2.7
Zoetis Inc.	2.6
Jack Henry & Associates, Inc.	2.6
American Tower Corp.	2.4
Crown Castle International Corp.	2.4
Hershey Co. (The)	2.2
Deere & Co.	2.0
Paycom Software, Inc.	1.9
Fastenal Co.	1.9
Total	23.6%

Maturity

			as of 12/31/21	as of 06/30/22
Average weighted maturity			4.26	3.94
Performance Comparison
$12,000
	Rural America Growth & Income Fund	Russell 3000 Index

11,000	Bloomberg Intermediate U.S. Government / Credit Bond Index		Blended Index*

10,000

9,000

8,000
5/1/2021	2021	2022

Comparison of the change in value of a $10,000 investment in the fund, the Blended Index* and the two component indexes of the Blended Index made on May 1, 2021.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Rural America Growth & Income Fund's average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived all of its management fee and reimbursed a portion of the fund's expenses during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

*The fund's Blended Index is a blend of the Russell 3000 Index (60%) and the Bloomberg Intermediate U.S. Government/Credit Bond Index (40%).

**The returns of the Russell 3000 Index and the Bloomberg Intermediate U.S. Government/Credit Bond Index are shown because these indexes are the two components of the Blended Index.

Performance Evaluation	11

Stock Index Fund

Performance Evaluation | Prepared by the Master Portfolio's Investment Advisor, BlackRock Fund Advisors

Index and Fund Performance

For the six months ended June 30, 2022, the U.S. large cap market metric and the fund's benchmark, the Standard & Poor's (S&P) 500® Index, returned -19.96% and the Homestead Stock Index Fund returned -20.15%. The S&P 500® Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

During the six-month period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.

Market Conditions

Geopolitical tensions after Russia's invasion of Ukraine in February 2022 fueled existing concerns over rising inflation, interest rate hikes and rallying commodity prices. Conversely, economic data in the United States remained strong with robust employment numbers and corporate earnings results. This provided comfort to investors but added to U.S. policy maker's challenges. Investors were concerned that the Federal Reserve might dampen growth in its efforts to get inflation under control.

Commodity prices spiked in the first quarter of 2022 and pushed expectations for a higher inflation rate. The Fed hiked interest rates by 25 basis points and signaled hikes at all six remaining meetings for 2022 in an effort to tackle the highest inflation rate in four decades.

Concerns around high inflation, growth outlook and recession fears increased in the United States during the second quarter of 2022. While the unemployment rate remained low and wage growth remained strong, consumer sentiment went down as consumers struggled with higher prices and increased borrowing costs. Increased expectations of an interest rate hike weighed down on U.S. equity market valuations.

As the Fed continued to grapple with inflation, its messaging evolved over the second quarter. Initially, Fed Chairman Jerome Powell adopted a more hawkish tone, stating that the Fed would not hesitate to raise interest rates beyond neutral to achieve its inflation target and would be willing to accept an increase in the unemployment rate. But as risks to growth increased over the second quarter and recession fears intensified, the number and magnitude of future rate hikes beyond July 2022 remained unclear.

In the second quarter of 2022, from a Global Industry Classification Standard sector perspective, energy (+32.21%), utilities (-0.26%) and consumer staples (-4.91%) were among the best performers, while consumer discretionary (-33.02%), communication services (-31.04%) and information technology (-27.21%) were among the worst performers.

12Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 06/30/22)

	1 YR %	5 YR %	10 YR %
Stock Index Fund	-11.04	10.72	12.36
S&P 500 Stock Index	-10.62	11.31	12.96

Sector Diversification

% of Total Investments
as of 06/30/22
Information technology	26.6
Health care	15.0
Financials	11.8
Consumer discretionary	10.4
Communication	8.8
Industrials	7.7
Consumer staples	6.9
Energy	4.3
Utilities	3.1
Real estate	2.9
Materials	2.6
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 06/30/22
Apple, Inc.	6.5
Microsoft Corp.	6.0
Alphabet, Inc.	3.9
Amazon.com, Inc.	2.9
Tesla Inc.	1.8
Berkshire Hathaway, Inc.	1.5
UnitedHealth Group Inc.	1.5
Johnson & Johnson	1.5
NVIDIA Corp.	1.2
Meta Platforms, Inc.	1.2
Total	27.8%

Performance Comparison

$60,000

Stock Index Fund	S&P 500 Stock Index

50,000

40,000

30,000

20,000

10,000

0
2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022

Comparison of the change in value of a $10,000 investment in the fund and the S&P 500 Stock Index made on June 30, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund's average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	13

Value Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, Homestead Advisers Corp.

Performance

The Value Fund returned -14.11% in the first half of 2022, and the Russell 1000 Value Index was down -12.86%. Good stock selection was offset by negative sector allocation, particularly in energy.

Portfolio Review

In the health care sector, the fund benefitted from the strong performance of Abbvie, a pharmaceutical company whose key product, Humira, is expected to go off patent in the U.S. in 2023. Abbvie was the top contributor to the fund's return during the period. A pipeline of new products and extensions of existing products contributed to Abbvie's outperformance. We believe the market is starting to look past Humira's loss of exclusivity and recognizing the potential for high single-digit or low double-digit earnings growth through the rest of the decade.

A top performer in the industrials sector, the aerospace and defense company Northrop Grumman saw its stock price appreciate as concerns over geopolitical tensions continued to increase. We believe its exposure to key government defense programs could lead to multiyear earnings growth.

While the fund's overweight to technology was a negative, our holdings in more reasonably valued names and underweighting of more speculative, higher-priced stocks benefited performance during the period.

Our largest detractor to performance was our underweight in the energy sector during the period. The sector was the only one exhibiting positive performance during the six-month time frame, so any underweight would be a detractor to performance. There remains significant discipline within the industry to limit its capital spending to within cash flow, thereby restraining significant supply increases. Healthy cash flows are also allowing companies to return significant cash to shareholders in the form of dividends, special dividends and stock repurchases. We believe the sector is attractively valued and barring either a global recession (which would negatively impact demand) or a lack of discipline on capital spending, it could continue to do well. We continue to have concerns about the longer-term impact of pressure on fossil fuels. We remain slightly underweight the sector.

Two of the other sectors that did relatively well, although they were both negative for the period, were consumer staples and utilities. With the market selling off, these sectors presented defensive characteristics. The fund was underweight both sectors, which detracted from performance.

Outlook

We continue to expect volatility in the markets. The Fed has signaled that it believes inflation to be less transitory than originally thought, prompting it to signal a faster and steeper tightening cycle than would have been expected several quarters ago. With a recent 75 basis points increase and

Investment Advisor: Homestead Advisers

Prabha Carpenter, CFA

Senior Equity Portfolio Manager

BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Jim Polk, CFA

Head of Equity Investments

BA, English, Colby College; MBA, The Olin

Graduate School of Business at Babson College

another expected shortly, the Fed has made it clear that dampening down inflation is its top priority. This has had implications for valuations as earnings multiples have come down with rising rates. It has also raised concerns about a possible recession if the Fed were to hike rates too aggressively.

On the positive side, consumer balance sheets remain relatively strong, giving rise to some potential for a "soft landing" such that even if the U.S. economy were to go into a recession, we would expect it would be mild.

Valuations have also corrected dramatically and now seem more reasonable than several quarters ago. Finally, we believe the significant stimulus actions, both fiscal and monetary, over the past several years are finally being unwound. In the short run, that can be painful and trigger volatility, but in the long run, we believe it's a positive for financial markets and for the economy. The fund continues to own and look for high-quality companies with what we believe to be reasonable valuations and the potential to reward shareholders over time.

14Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 06/30/22)

	1 YR %	5 YR %	10 YR %
Value Fund	-8.35	9.62	11.89
Russell 1000 Value Index	-6.82	7.17	10.50

Sector Diversification

% of Total Investments
as of 06/30/22
Health care	23.1
Financials	17.6
Industrials	16.6
Information technology	12.1
Materials	7.7
Consumer discretionary	6.0
Energy	6.0
Communication services	5.7
Real estate	2.9
Short-term and other assets	2.3
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 06/30/22
Microsoft Corp.	4.5
Alphabet, Inc.	4.5
JPMorgan Chase & Co.	4.0
Abbott Laboratories	3.8
AbbVie Inc.	3.7
Honeywell International, Inc.	3.7
Avery Dennison Corp.	3.3
Centene Corp.	3.3
Parker-Hannifin Corp.	3.0
Chevron Corp.	2.8
Total	36.6%

Performance Comparison

$50,000

Value Fund	Russell 1000 Value Index

40,000

30,000

20,000

10,000

0
2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022

Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Value Index made on June 30, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund's average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	15

Growth Fund

Performance Evaluation | Prepared by the Fund's Subadvisor, T. Rowe Price Associates

Performance

The fund posted a return of -31.40% for the six-month period ended June 30, 2022, and underperformed its benchmark, the Russell 1000 Growth Index, which returned -28.07%. Broadly speaking, sector allocation and stock selection drove relative underperformance.

Portfolio Review

The communication services sector was the largest detractor from relative performance due to an overweight allocation coupled with unfavorable stock picks. The fund's exposure to the sector leans toward companies operating in large and growing markets, including internet search and advertising as well as social connectivity. Earnings misses and poor forward guidance attributable to a challenging market backdrop plagued several of the fund's holdings within the sector.

Unfavorable stock choices in the consumer discretionary sector also hindered relative returns, as shares of Carvana traded lower amid a challenging backdrop that included affordability concerns for consumers and negative sentiment around a capital raise and cost-cutting measures. Despite the near-term challenges, Carvana continues to grow and take market share while at the same time making accretive infrastructure acquisitions that we believe enhance inventory selection, propel faster delivery times and lower unit costs. We believe Carvana will leverage its online retail platform and vertically integrated supply chain to disrupt and gain share of a highly fragmented used car market as it provides customers with a superior value proposition based on price and convenience.

Additionally, the fund's lack of exposure to the consumer staples sector further hurt relative performance.

In contrast, the heath care sector contributed to relative results due to strong stock choices and an overweight position. Shares of UnitedHealth Group held up relatively well due in part to better-than-expected cost trends as utilization returns to normal, stronger-than-expected onboarding of value-based care patients within Optum and innate defensive characteristics that provided additional support. We believe that UnitedHealth Group's ability to provide durable growth is underappreciated by the market and is well positioned thanks to its leadership in the fast-growing Medicare Advantage market as well as the Optum business, which seeks to capture a larger share of health care spending by providing such services as care delivery, analytics and prescriptions in a cost-effective manner that results in better outcomes for patients.

Lack of exposure to the materials sector also aided relative performance.

Outlook

Heading into the second half of 2022, higher inflation and rising interest rates remain the most serious threats to global financial markets. Russia's invasion of Ukraine has added fire

Subadvisor: T. Rowe Price Associates

Taymour Tamaddon, CFA

Portfolio Manager

BS, Applied Physics, Cornell University;

MBA, Finance, Dartmouth

to those risks by pushing food and energy prices sharply higher and further disrupting global supply chains. This inflationary "shock on shock" has put more pressure on the Federal Reserve and other major central banks to tighten monetary policy while making it more difficult for them to tame inflation without choking off economic growth. Beyond the cyclical risks, investors need to consider that global markets may have reached a structural inflection point: an end to the era of ample liquidity, low inflation and low interest rates that followed the 2008-2009 global financial crisis; however, this new paradigm could offer potential opportunities for active portfolio managers with the skills and research capabilities needed to seek them out.

16Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 06/30/22)

	1 YR %	5 YR %	10 YR %
Growth Fund	-28.88	11.34	14.18
Russell 1000 Growth Index	-18.77	14.29	14.80

Sector Diversification

% of Total Investments
as of 06/30/22
Information technology	46.8
Health care	17.6
Communication services	16.9
Consumer discretionary	16.4
Industrials	1.4
Short-term and other assets	0.9
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 06/30/22
Microsoft Corp.	11.6
Alphabet, Inc.	11.2
Amazon.com, Inc.	7.8
Apple, Inc.	6.4
UnitedHealth Group, Inc.	4.7
Intuit, Inc.	3.5
Cigna Corp.	3.3
salesforce.com, Inc.	3.0
Fiserv, Inc.	2.5
Visa Inc.	2.4
Total	56.4%

Performance Comparison

$70,000
Growth Fund	Russell 1000 Growth Index

60,000

50,000

40,000

30,000

20,000

10,000

0
2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022

Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Growth Index made on June 30, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund's average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the 10-year period. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	17

International Equity Fund

Performance Evaluation | Prepared by the Fund's Subadvisor, Harding Loevner LP

Performance

The fund returned -23.80% for the six-month period ended June 30, 2022, underperforming its benchmark index, the MSCI EAFE Index, which returned -19.57%.

Portfolio Review

The bulk of the fund's underperformance is attributable to poor stock selection, though the portfolio's overweight to the information technology (IT) sector also detracted from its relative return. Stock selection within the health care sector especially lagged: Shares of Japanese hematology diagnostics equipment maker Sysmex tumbled after the company reported issues with its largest distributor in China, while shares of Swiss life sciences manufacturer Lonza also disappointed despite the company's strong operational results, as investors seemingly grew timorous toward expensive health care companies. Within industrials, shares of Swedish compressor manufacturer Atlas Copco and French energy solutions provider Schneider Electric both sold off: Atlas slid on concerns about its revenue outlook in the face of decelerating economic growth, while Schneider underperformed on concerns about the impact of the Shanghai lockdowns on its manufacturing and distribution in China as well as broader supply chain and recession fears.

By geography, weak stocks throughout Europe, both within and outside the Eurozone, dragged on returns. A pair of European IT stocks combined for a sizable portion of relative underperformance. Dutch payments specialist Adyen, one of the fund's fastest-growing businesses (and thus one of its priciest), fell heavily even as it surprised in the first quarter with faster-than-expected revenue growth for its fiscal half-year. Infineon Technologies, a German manufacturer of power-management chips, also underperformed the IT sector, reflecting European automaker shutdowns due in part to component supply issues in Ukraine. On a related note, the value destruction from the fund's two Russian holdings, Lukoil and Yandex, was a significant drag as both positions were written down to zero following the international halt in trading Russian securities.

Strong stock selection elsewhere in emerging markets only partially offset laggards. Shares of Asian life insurance company AIA Group rose as its recent financial results indicated that life insurance demand in the region has bottomed. Elsewhere in financials, Asia-focused Standard Chartered also positively contributed to performance as the company continued to raise its return on equity through cost cuts and digitization advances. The fund's selection across the Pacific ex-Japan region was a bright spot, with solid year-to-date share performance from Singaporean commercial bank DBS Group and Anglo-Australian mining giant BHP.

Subadvisor: Harding Loevner LP

Ferrill D. Roll, CFA

Portfolio Manager

BA, Economics, Stanford University

Andrew West, CFA

Portfolio Manager

BS, Business Administration, University of

Central Florida; MBA, New York University

businesses because they typically create more economic value and are more resilient in the face of adversity than lesser businesses. Moreover, because quality and growth are synergistic, the benefit of insisting on both factors can be greater than the sum of the factor parts. We believe high-quality businesses can sustain their profitable growth over multiple business cycles, and there is greater visibility into their long-term cash flows than for companies whose businesses are more exposed to economic vagaries. Much of our focus is aimed at projecting uncertain future cash flows, handicapping them to account for risk and continually monitoring fluctuations in the attendant valuations, which allows us to determine when to act on price declines in the shares of what we believe are fundamentally strong businesses or—conversely—to reduce the fund's exposure to strong and expensive businesses. After all, returns are inextricably linked to what you paid (or could have received).

Despite the inability of the shares of high-quality companies to distinguish themselves from high-priced growth stocks in this market correction thus far, we think it is only a matter of time before most "good companies" again become "good stocks." We don't know if the shares of high-quality companies have reached a trough, but, while the valuations of high-quality companies are still elevated relative to those of low-quality companies, that premium has declined during this year's sell-off. We believe that puts us in a more favorable position to seek to find excellent companies whose shares are priced to perform well in the years ahead.

Outlook

Our research team continues to stick to the approach of investing in what it believes to be reasonably priced shares of high-quality growing businesses. We seek to invest fund assets in growing companies because we believe the compounding of economic value creation is the foundation for long-term investor returns. We prefer high-quality

18Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 06/30/22)

	1 YR %	5 YR %	10 YR %
International Equity Fund*	-20.24	4.21	6.56
MSCI® EAFE® Index	-17.77	2.20	5.40

Country Diversification

% of Total Investments
as of 06/30/22
Japan	16.0
Switzerland	12.4
France	11.8
Germany	9.3
Sweden	8.5
Britain	7.4
Canada	4.3
Hong Kong	4.1
Australia	3.9
China	3.7
Singapore	3.4
Netherlands	2.4
Spain	1.8
United States of America	1.7
Republic of South Korea	1.2
Denmark	1.2
India	1.0
Taiwan	0.8
Russia	0.0
Brazil, Mexico & Indonesia	1.5
Short-term and other assets	3.6
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 06/30/22
L'Oréal SA	4.1
AIA Group Ltd.	4.1
Roche Holding AG REG	4.0
BHP Group Ltd. ADR	3.4
DBS Group Holdings Ltd.	3.4
Atlas Copco AB	3.2
Allianz SE REG	3.0
Infineon Technologies AG	3.0
Schneider Electric SE	3.0
Shell PLC	2.7
Total	33.9%

Performance Comparison

$30,000

International Equity Fund	MSCI® EAFE® Index

25,000

20,000

15,000

10,000

5,000
2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022

Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on June 30, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund's average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

*Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management through September 14, 2015; as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015, to January 8, 2016; and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016, to period-end.

Performance Evaluation	19

Small-Company Stock Fund

Performance Evaluation | Prepared by the Fund's Investment Advisor, Homestead Advisers Corp.

Performance

The fund returned -20.06% for the six-month period ended June 30, 2022, outperforming its benchmark, the Russell 2000 Index, which returned -23.43%. The Russell 2000 Index registered back-to-back quarters of negative returns. The weakness in the first half of 2022 registers as the worst first-half performance for the Russell 2000 Index in over 42 years.

Portfolio Review

The equity markets have been buffeted over the past six months by concerns over not-so-transitory inflation; rising interest rates; prospects for slower economic growth; and the Russia-Ukraine war impacting prices of food, energy and other commodities. Smaller capitalization companies have been particularly impacted, as they are perceived as less diversified in their business models and have fewer financing options. The dismal returns of small cap stocks and the benchmarks during this period have occurred, while we believe individual company earnings and fundamentals of portfolio constituents have, in our view, for the most part remained sound and solid.

Fund performance was driven by positive stock selection especially in the professional services segment of the industrials sector, which overcame fund underweights in the defense and energy sectors.

In the industrials sector, the fund's holdings in the professional services subsector helped performance. Mantech and CACI, defense contractors, performed well during the period. Defense-related names benefitted from heightened military activities in Europe. Mantech also received a takeover offer from Carlyle Group for $96.00 per share in cash in May. We anticipate deal completion by September 30, 2022. Mantech is a long-term fund holding.

The financials sector contributed to first-half results as the fund's holdings in the banking, consumer finance and insurance subsectors outperformed benchmark holdings in these categories.

In information technology, the fund outperformed the benchmark's technology sector. We avoided many high-valuation/unprofitable stocks that got hit the hardest; the fund's holdings such as CSG Systems and Model N fared better.

LHC Group was a strong performer in the health care sector after the home health service provider agreed to be acquired by UnitedHealth Group. With the fund as a long-term shareholder of these acquired companies (Mantech and LHC), we are pleased to see others recognize the intrinsic value of these quality businesses even in a volatile market environment.

Detractors during the period include the energy and materials sectors. The fund did not have any exposure to energy names, and this detracted from performance. Energy stocks, though volatile in the period, were the only positive contributor to benchmark returns.

Investment Advisor: Homestead Advisers

Prabha Carpenter, CFA

Senior Equity Portfolio Manager

BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Jim Polk, CFA

Head of Equity Investments

BA, English, Colby College; MBA, The Olin

Graduate School of Business at Babson College

The materials sector was plagued by macro concerns of slower growth and rising costs. Summit Materials in the construction materials subsector was particularly weak.

Outlook

We approach small-cap investing with a long-term lens and a focus on fundamental research. We believe the fund's quality holdings will reward shareholders over the long run. Periods of market weakness may provide opportunities to buy stocks at lower, more compelling valuations.

20Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 06/30/22)

	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	-18.93	3.28	8.04
Russell 2000 Index	-25.20	5.17	9.35

Sector Diversification

% of Total Investments
as of 06/30/22
Industrials	24.7
Financials	19.7
Health care	17.8
Information technology	14.6
Consumer discretionary	8.0
Materials	7.1
Real estate	4.3
Communication services	2.0
Short-term and other assets	1.8
Total	100.0%

Top 10 Equity Holdings

% of Total Investments
as of 06/30/22
Applied Industrial Technologies, Inc.	3.9
AMN Healthcare Services, Inc.	3.6
ManTech International Corp.	3.3
Encore Capital Group, Inc.	3.2
Avient Corp.	3.2
Atkore Inc.	3.1
Glacier Bancorp, Inc.	3.0
Medpace Holdings, Inc.	2.9
Eastern Bankshares, Inc.	2.8
Summit Materials, Inc.	2.8
Total	31.8%

Performance Comparison

$40,000

Small Company Stock Fund	Russell 2000 Index

30,000

20,000

10,000

0
2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022

Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on June 30, 2012.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund's average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. It is not possible to invest directly in an unmanaged index. Index performance does not reflect transaction costs, fees or expenses.

Performance Evaluation	21

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2022 and held through June 30, 2022.

Actual Expenses

The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

22Expense Example

Expense Example (Continued)

	Beginning Account	Ending Account		Annualized
				Expense Ratio for
Daily Income Fundb	Value	Value	Expenses Paid	the Period Ended
	January 1, 2022	June 30, 2022	During the Perioda	June 30, 2022
Actual Return	$1,000.00	$1,000.40	$1.71	0.34%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,023.29	$1.73	0.34%
Short-Term Government Securities Fundb
Actual Return	$1,000.00	$959.70	$3.65	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.28	$3.76	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$951.40	$3.83	0.79%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.08	$3.96	0.79%
Intermediate Bond Fund
Actual Return	$1,000.00	$893.70	$3.76	0.80%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.03	$4.01	0.80%

Rural America Growth & Income Fundb
Actual Return	$1,000.00	$848.70	$4.56	1.00%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.06	$4.99	1.00%
Stock Index Fundc
Actual Return	$1,000.00	$798.50	$2.14	0.48%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.62	$2.41	0.48%

Value Fund
Actual Return	$1,000.00	$858.90	$2.82	0.61%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.96	$3.07	0.61%
Growth Fund
Actual Return	$1,000.00	$686.00	$3.44	0.82%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.92	$4.12	0.82%

International Equity Fundb
Actual Return	$1,000.00	$762.00	$4.38	1.00%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.03	$5.02	1.00%
Small-Company Stock Fund
Actual Return	$1,000.00	$799.40	$4.57	1.02%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.92	$5.13	1.02%

a.The dollar amounts shown as "Expenses Paid During the Period" are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period 181, then divided by 365.

b.Reflects fee waiver and/or expense reimbursements in effect during the period.

c.The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.

Expense Example	23

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures

The policies and procedures used to determine how to vote proxies relating to the Funds' portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission's website at sec.gov.

Proxy Voting Record

For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling

800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission's website at sec.gov.

Quarterly Disclosure of Portfolio Holdings

The Funds, other than Daily Income Fund, file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Daily Income Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds' semi-annual and annual reports. The Funds' Form N-PORT, Form N-MFP, semi-annual and annual reports are available on the Commission's website at sec.gov. The most recent quarterly portfolio holdings and semi-annual and annual reports also can be accessed on the Funds' website at homesteadfunds.com.

Principal Risks

You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund's NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund's prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations ("CMOs"), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

•Cash Positions Risk A Fund will at times hold some of its assets in cash, which may hurt the Fund's performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.

•Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

•Concentration Risk To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

•Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.

•Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

•Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund's investments. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund's net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund's holdings rise.

24Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

•Debt Securities Risks

Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund's income might be reduced, the value of the Fund's investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due.

Extension Risk The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Income Risk The risk that the Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Interest Rate Risk The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration, which means the value of the debt instrument will generally decline if interest rates increase. The value of debt instruments will also generally decline if inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund.

•Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

•Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Fund's manager or subadviser, cannot be closed out at a favorable time or price, or will increase the Fund's volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit a Fund's ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.

•Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

•Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.

Regulatory and Shareholder Matters	25

Regulatory and Shareholder Matters (Continued)

•Financial Markets Regulatory Risk Policy changes by the U.S. government or its regulatory agencies and political events within the United States and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund's operations, universe of potential investment options, and return potential.

•Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. As a matter of fundamental policy, the Intermediate Bond Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that Homestead Advisers considers to have the same primary economic characteristics.

•Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

•Geographic Focus Risk Concentration of the investments of a Fund in issuers located in a particular country or region will subject such Fund, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; natural disasters; or the spread of infectious illness or other public health issues.

•Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

•High Yield Securities Risk The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by Homestead Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as "junk bonds," have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•Illiquid and Restricted Securities Risk Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Depending on the circumstances, illiquid securities may be considered to include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. Liquidity risk may be the result of, among other things, the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. These

26Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

factors may have an adverse effect on the Fund's ability to dispose of particular securities at an advantageous time or price, which may reduce returns, and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If the Fund is forced to sell illiquid and relatively less liquid investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. To the extent that a Fund engages in derivative transactions (for example, the Master Portfolio and International Equity Fund) or invests in securities with substantial market and/or credit risk, the Fund will tend to have greater exposure to liquidity risk. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Also, a Fund may get only limited information about the issuer of a given restricted security, and therefore may be less able to predict a loss. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to a Fund.

•Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.

•Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Fund and its shareholders. Unusual market conditions may cause the index provider to postpone a scheduled rebalance, which could cause the underlying index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the underlying index to vary from those expected under normal conditions.

•Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company's shares. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company's fees and expenses.

•Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.

•Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

•Large Shareholders and Redemptions Risk The Fund may be adversely affected when a large shareholder purchases or redeems a large amount of shares relative to the size of the Fund, which can occur at any time. Large shareholder transactions can cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions can also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund's portfolio. A smaller fund can be more adversely affected by large purchases or redemptions.

•Leverage Risk Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC- or staff- approved measures, to "cover" open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

•LIBOR Risk LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant

Regulatory and Shareholder Matters	27

Regulatory and Shareholder Matters (Continued)

factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund's investment performance. On March 5, 2021, the U.K. Financial Conduct Authority (FCA) and LIBOR's administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings would no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a "synthetic" basis, but any such publications would be considered non-representative of the underlying market. The transition from and eventual elimination of LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial market generally. As such, the transition away from LIBOR may adversely affect the Fund's performance.

•Limited Operating History Risk The risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•Loan Risk The risks associated with direct loans and participations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and the liquidity of these loans. The market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The loans in which the Fund invests may be rated below investment grade.

•Manager Risk The risk that the manager's or subadviser's decisions, including security selection, will cause the Fund to underperform relative to the Fund's peers. There can be no assurance that the manager's or subadviser's investment techniques and decisions will produce the desired results.

The Fund's ability to achieve its investment objective is dependent upon the manager's or subadviser's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager(s), including with other strategies and funds, does not guarantee future results for the Fund.

•Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

•Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues and outbreaks of war or sanctions in response to military incursions. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.

•Master/Feeder Structure Risk The Stock Index Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a "master fund"). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund's investment program adversely and limit the ability of the master fund to achieve its objective.

•Money Market Fund Risk Although the Daily Income Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of Money market funds can fall below the $1.00 share price. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund's $1.00 share price at any time. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Directors may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund's liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund's policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

28Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

•Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund's liquidity falls below required minimums, which may adversely affect the Fund's returns or liquidity.

•Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund's investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.

•Operational and Cybersecurity Risk A Fund, its service providers, including its adviser, Homestead Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes and practices intended to mitigate these risks. In addition, the global spread of COVID-19 has caused the Funds and their service providers to implement business continuity plans, including widespread use of work-from-home arrangements.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a "cyber-attack"), whether systems of the Fund, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, impacting the ability to conduct a Fund's operations.

Cyber-attacks, disruptions or failures that affect the Fund's service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund's service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund's NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund's service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investments to lose value. In addition, cyber-attacks involving a Fund's counterparty could affect such counterparty's ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.

•Participation Notes Risk The International Equity Fund may invest in participation notes to gain exposure to certain markets in which it cannot invest directly. Participation notes are generally traded over-the-counter. Participation notes are issued by banks, or broker-dealers, or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency,

Regulatory and Shareholder Matters	29

Regulatory and Shareholder Matters (Continued)

or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, a Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate. Investing in a participation note also exposes a Fund to the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay a Fund the amount owed under the certificate. In addition, a Fund has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.

•Passive Investment Risk Because BlackRock Fund Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.

•Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable at ordinary income rates to shareholders subject to tax when distributed by the Fund.

•Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer's call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•Repurchase Agreements Risk The Fund's investment return on repurchase agreements will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If the Fund's counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could

(i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.

•Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•Rural America Investment Risk Because the Rural America Growth & Income Fund focuses its investments in companies tied economically to rural America, the Fund will be more susceptible to changes in rural American economic conditions, including, without limitation, those resulting from: the cyclicality of revenues and earnings associated with agribusinesses, unemployment rates, availability and quality of healthcare, changing consumer tastes, domestic and international competition, severe weather conditions and climate change, and the development of new infrastructure and related technologies. In the past, rural American populations have experienced deflation and instability in their financial institutions, and there can be no assurance that such difficulties will not resurface. Rural American economies may experience low demands for capital and low interest rate environments, and, as a result, investments in fixed income instruments in these regions may be subject to greater interest rate risk than are those in urban or suburban regions. Domestic trade restrictions and U.S. government tax and fiscal policies may have negative effects on rural American economies. Changes in any of the agribusiness value chain, infrastructure development, industrial transportation, consumer products and services, financial services, healthcare, or technology sectors could have a material negative impact on the Fund's investments. For example, the retirement of coal generation assets, the expansion of broadband service, the implementation of more restrictive environmental laws and regulations, and any increases in the historically low interest rates in these regions may all impact the performance of the Fund's investments.

•Securities Lending Risk The Master Portfolio's securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Master Portfolio may lose money and there may be a delay in recovering the loaned securities. The Master Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Master Portfolio.

30Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)

•Sovereign Debt Obligations Risk The risk that investments in debt obligations of sovereign governments may lose value due to the government entity's unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings.

•Tracking Error Risk Tracking error is the divergence of an index fund's performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund's portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund's holding of uninvested cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need of the Fund or Master Portfolio to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

•U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.

•Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that

(1) the issuer's potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.

•Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates.

Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

•When-Issued, TBA and Delayed Delivery Securities Risk The Fund may purchase securities on a when-issued, TBA or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The prices of the securities so purchased or sold are subject to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of the Fund's net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. (FINRA) include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The final rules are not currently in effect and additional revisions to these rules are anticipated before they become effective. It is not clear when the rules will be implemented.

Regulatory and Shareholder Matters	31

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Funds adopted and implemented a liquidity risk management program to assess and manage each Fund's liquidity risk (the "Program"). Liquidity risk is the risk that a Fund would not be able to meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. The Board of Directors of Homestead Funds, Inc. (the "Corporation") and the Board of Trustees (collectively, the "Board") of Homestead Funds Trust (the "Trust") has appointed the Funds' investment manager, Homestead Advisers Corp. as the liquidity risk management program administrator (the "Administrator"). The Administrator presented the most recent annual report on the Program to the Board in June 2022. The report covered the structure of the Program and reviewed the operation of the program from April 1, 2021 through March 31, 2022. The report included a description of the annual liquidity assessment of the Funds that the Administrator performed. For each Fund, the Administrator reviewed (1) the investment strategy and liquidity of investments, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and any use of borrowings for investment purposes and derivatives; (2) historical cash flows during both normal and stressed conditions; (3) holdings of cash and cash equivalents; and (4) liquidity of investments under stressed and distressed scenarios by analyzing reasonably anticipated trade sizes. The report noted that each Fund was in compliance with the 15% limit on illiquid investments during the period. The report included an overview of the Program and the methodology for classification of the Funds' investments. The Administrator concluded that the liquidity risk for each Fund is adequately managed and believes that the Program is adequate and effective for each Fund.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Funds' prospectus for more information regarding each Fund's exposure to liquidity risk and other risks to which it may be subject.

32Liquidity Risk Management Program

Portfolio of Investments

Daily Income Fund | June 30, 2022 | (Unaudited)

U.S. Government & Agency Obligations | 81.0% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	1.52%(a)	11/16/22	$ 1,000,000	$999,992
Federal Farm Credit Bank	1.55(a)	05/19/23	1,000,000	1,000,000
Federal Farm Credit Bank	1.54(a)	06/14/23	500,000	500,000
Federal Farm Credit Bank	1.53(a)	06/23/23	500,000	499,979
Federal Farm Credit Bank	1.55(a)	09/18/23	500,000	500,000
Federal Farm Credit Bank	1.55(a)	09/20/23	1,000,000	1,000,000
Federal Farm Credit Bank	1.56(a)	09/29/23	1,000,000	1,000,000
Federal Farm Credit Bank	1.57(a)	11/07/23	500,000	500,000
Federal Farm Credit Bank	1.55(a)	12/15/23	500,000	499,963
Federal Farm Credit Bank	1.55(a)	01/04/24	500,000	500,000
Federal Farm Credit Bank	1.57(a)	01/10/24	500,000	500,000
Federal Farm Credit Bank	1.55(a)	01/25/24	500,000	500,000
Federal Farm Credit Bank	1.56(a)	02/05/24	1,000,000	1,000,000
Federal Farm Credit Bank	1.57(a)	02/20/24	500,000	500,000
Federal Farm Credit Bank	1.56(a)	03/15/24	500,000	500,000
Federal Farm Credit Bank	1.55(a)	03/18/24	1,500,000	1,500,000
Federal Farm Credit Bank	1.56(a)	04/25/24	500,000	500,000
Federal Farm Credit Bank	1.56(a)	05/24/24	1,000,000	1,000,000
Federal Home Loan Bank	0.92	07/20/22	2,000,000	1,999,029
Federal Home Loan Bank	0.87	07/26/22	4,000,000	3,997,583
Federal Home Loan Bank	1.52(a)	08/05/22	1,000,000	1,000,000
Federal Home Loan Bank	1.00	08/09/22	4,000,000	3,995,667
Federal Home Loan Bank	1.01	08/10/22	5,000,000	4,994,406
Federal Home Loan Bank	1.68	08/15/22	900,000	898,110
Federal Home Loan Bank	1.52(a)	09/15/22	8,000,000	8,000,000
Federal Home Loan Bank	1.52(a)	09/16/22	4,000,000	4,000,000
Federal Home Loan Bank	1.91	09/16/22	3,000,000	2,987,808
U.S. Treasury Bill	0.80	07/26/22	17,000,000	16,990,686
U.S. Treasury Bill	0.82	08/02/22	2,000,000	1,998,569
U.S. Treasury Bill	0.92	08/04/22	5,000,000	4,995,703
U.S. Treasury Bill	1.17	08/09/22	8,000,000	7,990,025
U.S. Treasury Bill	0.40	08/11/22	8,000,000	7,996,469
U.S. Treasury Bill	0.98	08/16/22	2,000,000	1,997,534
U.S. Treasury Bill	1.56	08/23/22	5,000,000	4,988,730
U.S. Treasury Bill	0.72	08/25/22	2,000,000	1,997,831
U.S. Treasury Bill	1.25	09/06/22	5,000,000	4,988,601
U.S. Treasury Bill	1.70	09/15/22	6,000,000	5,978,908
U.S. Treasury Bill	1.70	09/22/22	8,000,000	7,969,198
U.S. Treasury Bill	1.30	09/27/22	4,000,000	3,987,484
U.S. Treasury Bill	1.78	09/29/22	8,000,000	7,965,000
U.S. Treasury Bill	1.42	10/04/22	4,000,000	3,985,328
U.S. Treasury Bill	1.54	10/11/22	2,000,000	1,991,443
U.S. Treasury Bill	2.10	10/25/22	2,000,000	1,986,724
U.S. Treasury Bill	2.23	11/01/22	4,000,000	3,971,109
U.S. Treasury Note	1.81(a)	07/31/22	4,000,000	4,000,150
U.S. Treasury Note	2.00	07/31/22	2,000,000	2,003,139
U.S. Treasury Note	1.81(a)	01/31/23	6,000,000	6,000,856
U.S. Treasury Note	1.79(a)	04/30/23	4,100,000	4,100,151
U.S. Treasury Note	1.79(a)	07/31/23	3,500,000	3,500,033
U.S. Treasury Note	1.79(a)	10/31/23	5,500,000	5,500,128
U.S. Treasury Note	1.74(a)	01/31/24	500,000	499,864
U.S. Treasury Note	1.68(a)	04/30/24	2,500,000	2,496,675
Total U.S. Government & Agency Obligations
(Cost $164,752,875)				164,752,875
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Daily Income Fund | June 30, 2022 | (Unaudited) | (Continued)

Money Market Fund | 19.0% of portfolio

	Interest Rate /
	Yield	Shares	Value
State Street Institutional U.S. Government Money Market Fund
Premier Class	1.43%(b)	38,643,799	$ 38,643,799
Total Money Market Fund
(Cost $38,643,799)			38,643,799
Total Investments in Securities
(Cost $203,396,674) | 100.0%	$203,396,674

(a) Variable coupon rate as of June 30, 2022. (b)7-day yield at June 30, 2022.

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Short-Term Government Securities Fund | June 30, 2022 | (Unaudited)

U.S. Government & Agency Obligations | 54.8% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Export-Import Bank of the U.S.	1.90%	07/12/24	$708,026	$698,470
Export-Import Bank of the U.S.	1.73	09/18/24	1,735,251	1,702,181
Export-Import Bank of the U.S.	1.58	11/16/24	118,357	115,750
Export-Import Bank of the U.S.	2.54	07/13/25	151,109	149,263
Export-Import Bank of the U.S.	2.33	01/14/27	213,749	204,701
Private Export Funding Corp.	1.75	11/15/24	1,000,000	964,958
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,041
U.S. Department of Housing & Urban Development	5.77	08/01/26	46,000	46,124
U.S. International Development Finance Corp.	2.22(a)	01/24/25	2,000,000	2,050,792
U.S. International Development Finance Corp.	1.27(a)	06/21/25	1,000,000	960,963
U.S. International Development Finance Corp.	0.00(b)	07/17/25	1,000,000	929,354
U.S. International Development Finance Corp.	0.00(b)	01/17/26	700,000	712,190
U.S. International Development Finance Corp.	1.11	05/15/29	1,000,000	926,778
U.S. International Development Finance Corp.	2.36	10/15/29	1,679,461	1,615,183
U.S. International Development Finance Corp.	1.05	10/15/29	1,679,461	1,533,819
U.S. International Development Finance Corp.	1.24	08/15/31	1,500,000	1,356,435
U.S. Treasury Note	2.50	05/31/24	7,833,000	7,762,319
U.S. Treasury Note	0.25	07/31/25	13,155,000	12,078,448
U.S. Treasury Note	2.75	04/30/27	420,000	414,323
U.S. Treasury Note	2.63	05/31/27	415,000	407,154
U.S. Treasury Note	0.75	01/31/28	5,533,000	4,872,930
Total U.S. Government & Agency Obligations
(Cost $40,789,118)				39,512,176

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 36.8% of portfolio

Consumer Discretionary | 0.1%

Ethiopian Leasing (2012) LLC	2.68	07/30/25	61,296	60,636
Total Consumer Discretionary				60,636

Energy | 12.1%

Petroleos Mexicanos	1.70	12/20/22	28,500	28,341
Petroleos Mexicanos	2.38	04/15/25	486,300	479,279
Petroleos Mexicanos	1.39(c)	04/15/25	1,950,000	1,950,568
Petroleos Mexicanos	2.46	12/15/25	607,250	595,517
Reliance Industries Ltd.	2.06	01/15/26	2,163,200	2,113,988
Reliance Industries Ltd.	1.87	01/15/26	2,787,368	2,714,894
Reliance Industries Ltd.	2.44	01/15/26	875,789	861,527
Total Energy				8,744,114

Financials | 24.6%

CES MU2 LLC	1.99	05/13/27	1,636,892	1,572,349
Durrah MSN 35603	1.68	01/22/25	515,099	503,808
DY8 Leasing LLC	2.63	04/29/26	166,667	164,001
DY9 Leasing LLC	2.37	03/19/27	588,030	570,747
Export Lease Eleven Co. LLC	1.52(c)	07/30/25	60,690	60,644
Helios Leasing II LLC	2.67	03/18/25	1,592,877	1,575,256
HNA 2015 LLC	2.29	06/30/27	240,500	232,239
HNA 2015 LLC	2.37	09/18/27	141,547	137,310
KE Export Leasing 2013-A LLC	1.77(c)	02/25/25	1,700,702	1,698,162
Lulwa Ltd.	1.89	02/15/25	1,025,280	1,004,074
Lulwa Ltd.	1.83	03/26/25	323,980	316,492
MSN 41079 and 41084 Ltd.	1.72	07/13/24	1,714,367	1,682,300
MSN 41079 and 41084 Ltd.	1.63	12/14/24	446,803	436,513
Osprey Aircraft Leasing LLC	2.21	06/21/25	111,445	109,423
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	527,382	514,470
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Short-Term Government Securities Fund | June 30, 2022 | (Unaudited) | (Continued)

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 36.8% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Financials | 24.6% (Continued)
Pluto Aircraft Leasing LLC	1.58%(c)	02/07/23	$ 727,267	$726,357
Rimon LLC	2.45	11/01/25	157,500	155,082
Safina Ltd.	2.00	12/30/23	620,529	614,376
Salmon River Export LLC	2.19	09/15/26	742,580	724,425
Sandalwood 2013 LLC	2.84	07/10/25	240,602	238,935
Sandalwood 2013 LLC	2.82	02/12/26	313,534	309,888
Santa Rosa Leasing LLC	1.69	08/15/24	134,149	132,042
Santa Rosa Leasing LLC	1.47	11/03/24	224,541	219,543
Thirax 1 LLC	0.97	01/14/33	1,804,730	1,568,346
VCK Lease SA	2.59	07/24/26	48,818	47,917
Washington Aircraft 2 Co. DAC	2.63(c)	06/26/24	2,403,287	2,396,164
Total Financials				17,710,863
Total Corporate Bonds Guaranteed by Export-Import Bank of
the United States
(Cost $27,330,778)				26,515,613
Asset-Backed Securities | 3.0% of portfolio
American Credit Acceptance Receivables Trust 22-1A (d)	0.99	12/15/25	176,329	173,382
Carvana Auto Receivables Trust 20-N1A (d)	2.01	03/17/25	59,590	59,522
Credit Acceptance Auto Loan Trust 20-3A (d)	1.24	10/15/29	250,000	243,487
First Investors Auto Owner Trust 21-2A (d)	0.48	03/15/27	115,877	113,003
GLS Auto Receivables Trust 21-3A (d)	0.42	01/15/25	63,329	62,569
GLS Auto Receivables Trust 21-4 (d)	0.84	07/15/25	129,678	127,276
Gracie Point International Fund 21-1 (d)	1.55(c)	11/01/23	205,921	204,717
LAD Auto Receivables Trust 21-1 (d)	1.30	08/17/26	186,524	180,495
Marlette Funding Trust 21-1 (d)	0.60	06/16/31	23,621	23,578
Oasis Securitisation 21-1A (d)	2.58	02/15/33	80,364	79,424
Oasis Securitisation 21-2A (d)	2.14	10/15/33	209,050	204,685
SBA Tower Trust (d)	2.84	01/15/25	250,000	241,271
United Auto Credit Securitization Trust 22-1A (d)	1.11	07/10/24	124,911	123,967
Upstart Securitization Trust 21-3 (d)	0.83	07/20/31	79,333	77,034
Westgate Resorts 22-1A (d)	2.29	08/20/36	266,554	254,711
Total Asset-Backed Securities
(Cost $2,227,705)				2,169,121
Corporate Bonds–Other | 1.4% of portfolio
Financials | 1.4%
Athene Global Funding (d)	2.50	01/14/25	100,000	95,074
J.P. Morgan Chase & Co.	1.04(c)	02/04/27	100,000	88,442
Main Street Capital Corp.	3.00	07/14/26	415,000	362,117
Owl Rock Capital Corp. III (d)	3.13	04/13/27	250,000	213,479
Owl Rock Core Income Corp. (d)	3.13	09/23/26	250,000	215,559
Total Financials				974,671
Total Corporate Bonds–Other
(Cost $1,114,487)				974,671
Mortgage-Backed Security | 0.7% of portfolio
GNMA 21-8	1.00	01/20/50	595,971	515,693
Total Mortgage-Backed Security
(Cost $596,423)				515,693
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Government Securities Fund | June 30, 2022 | (Unaudited) | (Continued)

Municipal Bonds | 0.4% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
New York | 0.1%
Suffolk County New York	1.05%	06/15/23	$ 100,000	$ 98,147
Total New York				98,147
Texas | 0.3%
Harris County Texas Cultural Education Facilities Finance
Corp.	1.45	11/15/22	200,000	199,113
Total Texas				199,113
Total Municipal Bonds
(Cost $300,000)				297,260
Money Market Fund | 2.9% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund
Premier Class	1.43(e)		2,099,023	2,099,023
Total Money Market Fund
(Cost $2,099,023)				2,099,023

Total Investments in Securities
(Cost $74,457,534) | 100.0%				$72,083,557

(a) Interest is paid at maturity.

(b)Zero coupon rate, purchased at a discount.

(c) Variable coupon rate as of June 30, 2022.

(d)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $2,693,233 and represents 3.7% of total investments.

(e)7-day yield at June 30, 2022. LLC - Limited Liability Company

SA - Sociedad Anonima or Societe Anonyme DAC - Designated Activity Company

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Short-Term Bond Fund | June 30, 2022 | (Unaudited)

U.S. Government & Agency Obligations | 44.7% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
U.S. Department of Housing & Urban Development	6.12%	08/01/22	$10,000	$10,041
U.S. International Development Finance Corp.	0.67(a)	04/23/29	1,230,000	1,150,662
U.S. International Development Finance Corp.	2.36	10/15/29	709,572	682,415
U.S. International Development Finance Corp.	1.05	10/15/29	1,020,273	931,795
U.S. Treasury Note	1.79(b)	10/31/23	15,900,000	15,938,980
U.S. Treasury Note	2.50	05/31/24	68,214,000	67,598,475
U.S. Treasury Note	2.63	04/15/25	19,896,000	19,679,942
U.S. Treasury Note	2.75	05/15/25	13,830,000	13,724,114
U.S. Treasury Note	0.25	07/31/25	86,090,000	79,044,744
U.S. Treasury Note	2.75	04/30/27	12,277,000	12,111,069
U.S. Treasury Note	2.63	05/31/27	14,431,000	14,158,164
Total U.S. Government & Agency Obligations
(Cost $227,265,204)				225,030,401

Corporate Bonds–Other | 28.0% of portfolio

Communication Services | 1.2%

Magallanes, Inc. (c)	3.43	03/15/24	850,000	833,282
Magallanes, Inc. (c)	3.76	03/15/27	1,355,000	1,270,979
Sprint Spectrum Co. LLC (c)	4.74	03/20/25	1,375,003	1,375,232
Verizon Communications Inc.	3.00	03/22/27	2,500,000	2,374,545
Total Communication Services				5,854,038

Consumer Discretionary | 1.2%

Daimler Finance N.A. LLC (c)	3.30	05/19/25	920,000	901,974
Daimler Trucks Financial N.A. LLC (c)	1.63	12/13/24	1,500,000	1,410,378
Daimler Trucks Financial N.A. LLC (c)	3.50	04/07/25	1,255,000	1,229,370
US Airways 2013 1A PTT	3.95	05/15/27	2,857,530	2,600,082
Total Consumer Discretionary				6,141,804

Consumer Staples | 0.9%

7-Eleven, Inc. (c)	0.63	02/10/23	1,000,000	980,576
7-Eleven, Inc. (c)	0.80	02/10/24	1,090,000	1,032,722
7-Eleven, Inc. (c)	0.95	02/10/26	800,000	705,829
Altria Group, Inc.	4.40	02/14/26	2,055,000	2,018,634
Total Consumer Staples				4,737,761

Energy | 2.6%

Cheniere Corpus Christi Holdings LLC	5.13	06/30/27	2,000,000	2,007,370
Energy Transfer Operating LP	4.50	04/15/24	1,100,000	1,100,502
Energy Transfer Operating LP	2.90	05/15/25	2,900,000	2,756,398
Midwest Connector Capital Co. LLC (c)	3.90	04/01/24	3,270,000	3,208,948
Phillips 66 Co.	1.30	02/15/26	1,500,000	1,349,097
Pioneer Natural Resources Co.	1.13	01/15/26	2,000,000	1,787,011
Targa Resources Corp.	5.20	07/01/27	985,000	989,260
Total Energy				13,198,586

Financials | 14.6%

Antares Holdings LP	2.75	01/15/27	1,000,000	798,562
Athene Global Funding (c)	2.50	01/14/25	4,750,000	4,516,004
Bank of America Corp.	2.46(b)	10/22/25	2,200,000	2,095,509
Bank of America Corp.	2.02(b)	02/13/26	2,100,000	1,968,184
Bank of America Corp.	1.32(b)	06/19/26	2,100,000	1,908,984
Bank of America Corp.	1.20(b)	10/24/26	920,000	823,224
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Corporate Bonds–Other | 28.0% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Financials | 14.6% (Continued)
Bank of America Corp.	4.38%(b)	04/27/28	$ 2,845,000	$ 2,800,819
Capital Southwest Corp.	3.38	10/01/26	1,355,000	1,185,625
Citigroup Inc.	7.00	12/01/25	4,000,000	4,293,229
Citigroup Inc.	3.11(b)	04/08/26	1,800,000	1,727,920
CNO Global Funding (c)	1.65	01/06/25	1,125,000	1,061,112
F&G Global Funding (c)	1.75	06/30/26	2,500,000	2,213,988
Fidus Investment Corp.	4.75	01/31/26	304,000	290,100
Fidus Investment Corp.	3.50	11/15/26	693,000	595,955
GA Global Funding Trust (c)	0.80	09/13/24	920,000	842,829
GA Global Funding Trust (c)	3.85	04/11/25	1,715,000	1,682,374
GA Global Funding Trust (c)	2.25	01/06/27	2,370,000	2,119,829
Goldman Sachs Group, Inc.	2.64(b)	02/24/28	930,000	844,046
Goldman Sachs Group, Inc.	3.62(b)	03/15/28	572,000	541,352
J.P. Morgan Chase & Co.	4.02(b)	12/05/24	1,225,000	1,220,800
J.P. Morgan Chase & Co.	2.30(b)	10/15/25	2,130,000	2,028,194
J.P. Morgan Chase & Co.	2.08(b)	04/22/26	2,055,000	1,921,575
J.P. Morgan Chase & Co.	4.08(b)	04/26/26	700,000	691,269
J.P. Morgan Chase & Co.	1.04(b)	02/04/27	910,000	804,825
Main Street Capital Corp.	3.00	07/14/26	3,905,000	3,407,388
Morgan Stanley	3.74(b)	04/24/24	1,020,000	1,016,449
Morgan Stanley	2.63(b)	02/18/26	1,365,000	1,302,265
Morgan Stanley	2.19(b)	04/28/26	425,000	397,865
Morgan Stanley	1.51(b)	07/20/27	865,000	758,631
Owl Rock Capital Corp. III (c)	3.13	04/13/27	2,320,000	1,981,083
Owl Rock Core Income Corp. (c)	3.13	09/23/26	4,955,000	4,272,383
Owl Rock Technology Finance Corp.	2.50	01/15/27	1,415,000	1,193,957
Santander Holdings USA, Inc.	2.49(b)	01/06/28	1,000,000	882,591
SCE Recovery Funding LLC	0.86	11/15/31	1,723,572	1,511,158
Security Benefit Global Funding (c)	1.25	05/17/24	4,000,000	3,793,733
Volkswagen Group of America Finance LLC (c)	1.25	11/24/25	6,555,000	5,865,237
Wells Fargo & Co.	2.16(b)	02/11/26	3,270,000	3,073,358
Wells Fargo & Co.	3.91(b)	04/25/26	1,900,000	1,868,622
Wells Fargo & Co.	2.19(b)	04/30/26	2,120,000	1,983,371
Wells Fargo & Co.	3.53(b)	03/24/28	915,000	866,640
Total Financials				73,151,039
Health Care | 1.3%
AmerisourceBergen Corp.	0.74	03/15/23	3,361,000	3,296,081
Baylor Scott & White Holdings	0.83	11/15/25	1,000,000	915,074
Bio-Rad Laboratories, Inc.	3.30	03/15/27	500,000	471,773
Laboratory Corporation of America Holdings	1.55	06/01/26	2,000,000	1,794,306
Total Health Care				6,477,234
Industrials | 1.6%
American Airlines Group Inc.	3.60	03/22/29	2,147,361	1,988,272
American Airlines Group Inc.	3.95	01/11/32	1,000,000	834,333
BNSF Railway Co. (c)	3.44	06/16/28	809,642	789,026
Boeing Co. (The)	2.20	02/04/26	1,900,000	1,712,595
Burlington Northern & Santa Fe Railway Co.	4.83	01/15/23	1,642	1,633
Delta Air Lines, Inc. (c)	7.00	05/01/25	965,000	976,762
Triton Container International Ltd. (c)	1.15	06/07/24	2,110,000	1,975,349
Total Industrials				8,277,970
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Short-Term Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Corporate Bonds–Other | 28.0% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Materials | 0.4%
Sealed Air Corp. (c)	1.57%	10/15/26	$ 2,200,000	$1,914,125
Total Materials				1,914,125
Real Estate | 0.5%
Service Properties Trust	7.50	09/15/25	930,000	852,113
VICI Properties LP (c)	3.50	02/15/25	1,600,000	1,496,676
Total Real Estate				2,348,789
Utilities | 3.7%
Brooklyn Union Gas Co. (c)	3.41	03/10/26	3,200,000	3,064,981
Entergy Louisiana, LLC	3.78	04/01/25	1,445,000	1,429,095
Metropolitan Edison Co. (c)	4.00	04/15/25	4,250,000	4,180,741
Pacific Gas and Electric Co.	3.75	02/15/24	3,500,000	3,420,628
PPL Electric Utilities Corp.	2.48(b)	09/28/23	1,000,000	988,803
Southern California Edison Co.	1.10	04/01/24	1,850,000	1,759,898
Southern California Edison Co.	1.20	02/01/26	2,065,000	1,847,519
Vistra Operations Company LLC (c)	5.13	05/13/25	1,850,000	1,831,787
Total Utilities				18,523,452
Total Corporate Bonds–Other
(Cost $151,870,786)				140,624,798
Asset-Backed Securities | 11.3% of portfolio
American Credit Acceptance Receivables Trust 21-2B (c)	0.68	05/13/25	625,000	620,721
American Credit Acceptance Receivables Trust 21-4B (c)	0.86	02/13/26	1,081,000	1,043,613
American Credit Acceptance Receivables Trust 22-1A (c)	0.99	12/15/25	1,350,683	1,328,104
Avant Credit Card Master Trust 21-1A (c)	1.37	04/15/27	2,500,000	2,283,451
Avid Automobile Receivables Trust 21-1A (c)	0.61	01/15/25	334,436	328,562
Carvana Auto Receivables Trust 20-N1A (c)	2.01	03/17/25	371,841	371,415
CNH Equipment Trust 22-A	2.39	08/15/25	385,000	380,028
Colony American Finance Ltd. 21-2 (c)	1.41	07/15/54	817,019	724,160
CoreVest American Finance 20-4 (c)	1.17	12/15/52	807,386	732,044
CoreVest American Finance 21-1 (c)	1.57	04/15/53	1,200,271	1,083,343
CoreVest American Finance 21-3 (c)	2.49	10/15/54	2,480,000	2,223,365
CPS Auto Trust 21-B (c)	0.81	12/15/25	920,000	901,507
Credit Acceptance Auto Loan Trust 20-1A (c)	2.01	02/15/29	826,123	823,287
Credit Acceptance Auto Loan Trust 20-2A (c)	1.37	07/16/29	870,000	857,015
Credit Acceptance Auto Loan Trust 20-3A (c)	1.24	10/15/29	2,500,000	2,434,872
Credit Acceptance Auto Loan Trust 21-2A (c)	0.96	02/15/30	1,755,000	1,680,150
Credito Real USA Auto Receivables Trust 21-1 (c)	1.35	02/16/27	1,071,934	1,044,832
DT Auto Owner Trust 18-2D (c)	4.15	03/15/24	6,489	6,493
DT Auto Owner Trust 20-3A (c)	0.54	04/15/24	9,986	9,977
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	253,832	246,938
FIC Funding 21-1 (c)	1.13	04/15/33	707,438	692,216
First Investors Auto Owner Trust 21-2A (c)	0.48	03/15/27	1,419,495	1,384,288
Firstkey Homes Trust 22-SFR2 (c)	4.25	07/17/39	975,000	961,061
Flagship Credit Auto Trust 21-3 (c)	0.36	07/15/27	2,555,110	2,476,884
Foursight Capital Automobile Receivables Trust 22-1A (c)	1.15	09/15/25	585,000	573,098
FRTKL 21-SFR1 (c)	1.57	09/17/38	970,000	862,610
GLS Auto Receivables Trust 20-2 (c)	1.58	08/15/24	78,067	78,042
GLS Auto Receivables Trust 21-3A (c)	0.42	01/15/25	852,835	842,598
GLS Auto Receivables Trust 21-4 (c)	0.84	07/15/25	1,805,763	1,772,318
Gracie Point International Fund 20-B (c)	2.20(b)	05/02/23	749,971	749,670
Gracie Point International Fund 21-1 (c)	1.55(b)	11/01/23	1,489,427	1,480,716
Gracie Point International Fund 22-1 (c)	2.54(b)	04/01/24	1,496,000	1,490,908
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Asset-Backed Securities | 11.3% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
LAD Auto Receivables Trust 21-1 (c)	1.30%	08/17/26	$ 1,131,578	$ 1,095,002
Longtrain Leasing III LLC 2015-1 (c)	2.98	01/15/45	266,857	260,295
Marlette Funding Trust 21-1 (c)	0.60	06/16/31	82,675	82,524
Marlette Funding Trust 22-2 (c)	4.25	08/15/32	1,216,000	1,212,269
NP SPE II LLC 17-1 (c)	3.37	10/21/47	310,896	295,866
Oasis Securitisation 21-1A (c)	2.58	02/15/33	445,858	440,646
Oasis Securitisation 21-2A (c)	2.14	10/15/33	1,766,470	1,729,590
Oasis Securitisation 22-1A (c)	4.75	05/15/34	847,413	838,634
Oportun Funding 21-A (c)	1.21	03/08/28	1,070,000	1,001,484
Oportun Funding 21-B (c)	1.47	05/08/31	2,225,000	2,063,441
Oscar US Funding Trust 21-1A (c)	0.40	03/11/24	335,868	333,317
Progress Residential Trust 21-SFR8 (c)	1.51	10/17/38	1,322,000	1,177,029
Progress Residential Trust 22-SFR3 (c)	3.20	04/17/39	925,000	872,897
SBA Tower Trust (c)	2.84	01/15/25	4,765,000	4,598,623
SBA Tower Trust (c)	1.88	01/15/26	1,450,000	1,338,972
SBA Tower Trust (c)	1.63	11/15/26	195,000	174,434
United Auto Credit Securitization Trust 21-1B (c)	0.68	03/11/24	2,150,765	2,144,286
United Auto Credit Securitization Trust 22-1A (c)	1.11	07/10/24	736,975	731,406
Upstart Securitization Trust 21-1 (c)	0.87	03/20/31	263,005	260,227
Upstart Securitization Trust 21-3 (c)	0.83	07/20/31	524,217	509,026
Upstart Securitization Trust 21-4 (c)	0.84	09/20/31	966,525	930,539
Westgate Resorts 20-1A (c)	3.96	03/20/34	795,943	786,972
Westgate Resorts 22-1A (c)	2.29	08/20/36	1,243,919	1,188,652
Westlake Automobile Receivable Trust 20-3A (c)	0.56	05/15/24	371,806	370,825
Total Asset-Backed Securities
(Cost $59,262,618)				56,925,242

Yankee Bonds | 7.4% of portfolio

Aircastle Ltd. (c)	5.25	08/11/25	850,000	820,668
Antares Holdings LP	3.95	07/15/26	335,000	290,794
Avolon Holdings Funding Ltd. (c)	5.50	01/15/26	1,850,000	1,795,027
Avolon Holdings Funding Ltd. (c)	2.75	02/21/28	1,930,000	1,574,016
Banco Bilbao Vizcaya Argentaria SA	1.13	09/18/25	800,000	723,693
Bank of Montreal	4.34(b)	10/05/28	1,300,000	1,298,421
Delta and SkyMiles IP Ltd. (c)	4.50	10/20/25	780,000	757,897
Delta and SkyMiles IP Ltd. (c)	4.75	10/20/28	2,000,000	1,889,156
JBS Finance Luxembourg SARL (c)	2.50	01/15/27	3,364,000	2,926,213
Macquarie Group Ltd. (c)	1.34(b)	01/12/27	2,500,000	2,197,230
Mitsubishi UFJ Financial Group	2.34(b)	01/19/28	850,000	766,151
Nationwide Building Society (c)	2.97(b)	02/16/28	1,500,000	1,368,972
NatWest Group PLC	2.36(b)	05/22/24	845,000	829,848
NatWest Group PLC	4.52(b)	06/25/24	1,325,000	1,321,596
NatWest Group PLC	4.27(b)	03/22/25	1,330,000	1,316,325
Nissan Motor Co., Ltd. (c)	3.52	09/17/25	2,500,000	2,365,319
Nissan Motor Co., Ltd. (c)	1.85	09/16/26	2,000,000	1,685,791
Royal Bank of Canada	4.65	01/27/26	2,500,000	2,520,680
Saudi Arabian Oil Co. (c)	1.63	11/24/25	500,000	461,500
Sumitomo Mitsui Trust Bank Ltd. (c)	0.80	09/16/24	2,500,000	2,327,460
Syngenta Finance NV (c)	4.44	04/24/23	400,000	403,241
Tencent Music Entertainment Group	1.38	09/03/25	1,260,000	1,146,965
TransCanada Pipelines Ltd.	7.06	10/14/25	6,043,000	6,462,406
Total Yankee Bonds
(Cost $40,368,734)				37,249,369
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Short-Term Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 2.5% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Energy | 1.7%
Petroleos Mexicanos	1.39%(b)	04/15/25	$ 7,035,000	$ 7,037,051
Petroleos Mexicanos	2.46	12/15/25	153,650	150,681
Reliance Industries Ltd.	1.87	01/15/26	1,267,789	1,234,826
Total Energy				8,422,558
Financials | 0.8%
MSN 41079 and 41084 Ltd.	1.72	07/13/24	484,642	475,577
MSN 41079 and 41084 Ltd.	1.63	12/14/24	590,450	576,852
Pluto Aircraft Leasing LLC	1.58(b)	02/07/23	84,908	84,802
Santa Rosa Leasing LLC	1.69	08/15/24	510,340	502,327
Thirax 1 LLC	0.97	01/14/33	2,165,676	1,882,015
Washington Aircraft 2 Co. DAC	2.63(b)	06/26/24	697,764	695,696
Total Financials				4,217,269
Total Corporate Bonds Guaranteed by Export-Import Bank of
the United States
(Cost $13,001,080)				12,639,827
Municipal Bonds | 1.3% of portfolio
Arizona | 0.4%
Glendale Arizona	1.45	07/01/26	1,000,000	912,669
Glendale Arizona	1.72	07/01/27	1,235,000	1,110,278
Total Arizona				2,022,947
California | 0.1%
EL Cajon California Pension Obligation	1.70	04/01/27	300,000	266,725
Total California				266,725
Maine | 0.1%
Maine Health & Higher Educational Facilities	1.66	07/01/27	300,000	266,058
Maine State Housing Authority	1.70	11/15/26	245,000	226,468
Total Maine				492,526
New Jersey | 0.4%
New Jersey Housing and Morgage Finance Agency	1.34	04/01/24	675,000	647,049
New Jersey Housing and Morgage Finance Agency	1.49	04/01/25	580,000	543,897
New Jersey Housing and Morgage Finance Agency	1.54	10/01/25	1,000,000	929,122
Total New Jersey				2,120,068
New York | 0.1%
Suffolk County New York	1.05	06/15/23	350,000	343,514
Total New York				343,514
Texas | 0.2%
Grey Forest Texas Gas System Revenue	1.05	02/01/25	800,000	750,228
Harris County Texas Cultural Education Facilities Finance
Corp.	1.45	11/15/22	400,000	398,226
Total Texas				1,148,454
Total Municipal Bonds
(Cost $6,905,212)				6,394,234
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Short-Term Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Mortgage-Backed Securities | 0.4% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
FHLMC 780754	2.25%(b)	08/01/33	$665	$669
FNMA 813842	1.70(b)	01/01/35	1,817	1,855
GNMA 21-8	1.00	01/20/50	2,249,986	1,946,911
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	1	1
Total Mortgage-Backed Securities
(Cost $2,254,179)				1,949,436

Money Market Fund | 4.4% of portfolio

		Shares
State Street Institutional U.S. Government Money Market Fund
Premier Class	1.43(d)	22,052,995	22,052,995
Total Money Market Fund
(Cost $22,052,995)			22,052,995
Total Investments in Securities
(Cost $522,980,808) | 100.0%	$502,866,302

(a) Interest is paid at maturity.

(b)Variable coupon rate as of June 30, 2022.

(c)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $134,398,075 and represents 26.7% of total investments.

(d)7-day yield at June 30, 2022.

LLC - Limited Liability Company

N.A. - North America

LP - Limited Partnership

SA - Sociedad Anonima or Societe Anonyme

SARL - Societe a responsabilite limitee

PLC - Public Limited Company

NV - Naamloze Vennottschap

DAC - Designated Activity Company

FHLMC - Federal Home Loan Mortgage Corporation

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Intermediate Bond Fund | June 30, 2022 | (Unaudited)

U.S. Government & Agency Obligations | 36.0% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Federal Farm Credit Bank	0.52%	10/21/25	$ 300,000	$274,760
U.S. International Development Finance Corp.	1.05	10/15/29	125,960	115,036
U.S. Treasury Note	2.50	05/31/24	6,456,000	6,397,745
U.S. Treasury Note	2.63	04/15/25	4,318,000	4,271,109
U.S. Treasury Note	2.75	05/15/25	2,898,000	2,875,812
U.S. Treasury Note	2.50	03/31/27	55,000	53,662
U.S. Treasury Note	2.75	04/30/27	3,075,000	3,033,439
U.S. Treasury Note	2.63	05/31/27	3,640,000	3,571,181
U.S. Treasury Note	2.38	03/31/29	3,195,000	3,058,339
U.S. Treasury Note	2.75	05/31/29	3,557,000	3,486,972
U.S. Treasury Note	2.88	05/15/32	6,929,000	6,851,049
U.S. Treasury Note	1.75	08/15/41	5,309,000	4,038,365
U.S. Treasury Note	2.38	02/15/42	4,918,000	4,170,310
U.S. Treasury Note	3.25	05/15/42	951,000	928,117
U.S. Treasury Note	1.88	11/15/51	2,000,000	1,500,625
U.S. Treasury Note	2.25	02/15/52	4,614,000	3,797,178
Total U.S. Government & Agency Obligations
(Cost $50,814,074)				48,423,699

Corporate Bonds–Other | 26.7% of portfolio

Communication Services | 2.1%

AT&T Inc.	2.25	02/01/32	145,000	118,463
AT&T Inc.	3.65	06/01/51	395,000	308,941
AT&T Inc.	3.65	09/15/59	140,000	104,853
DISH DBS Corp. (a)	5.25	12/01/26	120,000	94,061
Magallanes, Inc. (a)	3.64	03/15/25	205,000	198,544
Magallanes, Inc. (a)	4.05	03/15/29	190,000	174,036
Magallanes, Inc. (a)	4.28	03/15/32	190,000	169,811
Magallanes, Inc. (a)	5.05	03/15/42	285,000	242,475
Magallanes, Inc. (a)	5.14	03/15/52	180,000	151,083
Magallanes, Inc. (a)	5.39	03/15/62	190,000	158,935
Sprint Spectrum Co. LLC (a)	4.74	03/20/25	309,376	309,427
T-Mobile US, Inc.	3.00	02/15/41	200,000	149,158
Verizon Communications Inc.	2.10	03/22/28	200,000	177,644
Verizon Communications Inc.	2.55	03/21/31	130,000	111,151
Verizon Communications Inc.	2.65	11/20/40	100,000	73,357
Verizon Communications Inc.	3.40	03/22/41	195,000	158,737
Verizon Communications Inc.	3.55	03/22/51	185,000	148,309
Total Communication Services				2,848,985

Consumer Discretionary | 2.1%

Amazon.com, Inc.	2.88	05/12/41	615,000	492,208
Amazon.com, Inc.	2.70	06/03/60	160,000	108,373
Block Financial Corp.	2.50	07/15/28	145,000	126,375
Daimler Finance N.A. LLC (a)	3.30	05/19/25	175,000	171,571
Daimler Trucks Financial N.A. LLC (a)	3.50	04/07/25	340,000	333,056
Expedia Group, Inc.	4.63	08/01/27	330,000	317,049
Ford Motor Co.	3.37	11/17/23	200,000	194,818
Ford Motor Co.	3.38	11/13/25	200,000	180,094
General Motors Financial Co., Inc.	4.35	01/17/27	150,000	143,896
Kohl's Corp.	5.55	07/17/45	530,000	446,661
Tractor Supply Co.	1.75	11/01/30	100,000	78,568
US Airways 2013 1A PTT	3.95	05/15/27	311,947	283,842
Total Consumer Discretionary				2,876,511
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Corporate Bonds–Other | 26.7% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Consumer Staples | 1.2%
7-Eleven Inc. (a)	1.30%	02/10/28	$ 60,000	$49,893
7-Eleven Inc. (a)	1.80	02/10/31	60,000	46,834
7-Eleven Inc. (a)	2.80	02/10/51	135,000	88,020
Anheuser-Busch InBev SA/NV	4.90	02/01/46	301,000	282,907
Campbell Soup Co.	2.38	04/24/30	250,000	210,974
JBS USA Finance, Inc. (a)	3.00	02/02/29	335,000	282,976
JBS USA Finance, Inc. (a)	4.38	02/02/52	530,000	374,827
Smithfield Foods, Inc. (a)	2.63	09/13/31	340,000	268,473
Total Consumer Staples				1,604,904
Energy | 2.7%
BP Capital Markets America Inc.	2.77	11/10/50	210,000	145,688
Cheniere Corpus Christi Holdings LLC	5.13	06/30/27	180,000	180,663
Cheniere Corpus Christi Holdings LLC	3.70	11/15/29	39,000	35,673
Cheniere Corpus Christi Holdings LLC	2.74	12/31/39	170,000	134,159
Energy Transfer Operating LP	4.50	04/15/24	150,000	150,068
Energy Transfer Operating LP	3.75	05/15/30	318,000	286,588
Energy Transfer Operating LP	6.00	06/15/48	420,000	394,552
Energy Transfer Operating LP	6.50(b)	12/31/99	145,000	128,168
Gray Oak Pipeline, LLC (a)	2.00	09/15/23	150,000	146,141
HF Sinclair Corp. (a)	2.63	10/01/23	60,000	58,267
Marathon Oil Corp.	4.40	07/15/27	360,000	351,470
Midwest Connector Capital Co. LLC (a)	3.90	04/01/24	85,000	83,413
Midwest Connector Capital Co. LLC (a)	4.63	04/01/29	205,000	193,332
MPLX LP	1.75	03/01/26	80,000	72,027
MPLX LP	2.65	08/15/30	245,000	204,511
National Oilwell Varco, Inc.	3.60	12/01/29	112,000	100,581
Phillips 66	2.15	12/15/30	260,000	212,378
Pioneer Natural Resources Co.	1.90	08/15/30	255,000	208,264
Targa Resources Corp.	5.20	07/01/27	260,000	261,124
Valero Energy Corp.	2.80	12/01/31	340,000	285,291
Total Energy				3,632,358
Financials | 11.1%
Athene Global Funding (a)	2.50	01/14/25	884,000	840,452
Athene Global Funding (a)	2.95	11/12/26	120,000	110,289
Athene Holding Ltd.	3.95	05/25/51	300,000	223,181
Bank of America Corp.	1.20(b)	10/24/26	200,000	178,962
Bank of America Corp.	4.38(b)	04/27/28	745,000	733,431
Bank of America Corp.	2.50(b)	02/13/31	263,000	222,267
Bank of America Corp.	1.92(b)	10/24/31	700,000	559,152
Bank of America Corp.	2.83(b)	10/24/51	300,000	205,435
CIT Group Inc.	3.93(b)	06/19/24	402,000	399,419
Citigroup Inc.	2.98(b)	11/05/30	365,000	318,576
Citigroup Inc.	2.57(b)	06/03/31	870,000	731,312
CoreStates Capital II (a)	1.69(b)	01/15/27	725,000	672,691
Fidus Investment Corp.	3.50	11/15/26	166,000	142,754
GA Global Funding Trust (a)	0.80	09/13/24	240,000	219,869
GA Global Funding Trust (a)	3.85	04/11/25	460,000	451,249
Goldman Sachs Group, Inc.	2.64(b)	02/24/28	245,000	222,356
Goldman Sachs Group, Inc.	3.62(b)	03/15/28	153,000	144,802
Goldman Sachs Group, Inc.	2.38(b)	07/21/32	365,000	295,160
Goldman Sachs Group, Inc.	3.10(b)	02/24/33	265,000	226,330
Goldman Sachs Group, Inc.	2.91(b)	07/21/42	230,000	167,940
Goldman Sachs Group, Inc.	3.44(b)	02/24/43	255,000	199,939
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Corporate Bonds–Other | 26.7% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Financials | 11.1% (Continued)
J.P. Morgan Chase & Co.	2.08%(b)	04/22/26	$ 340,000	$317,925
J.P. Morgan Chase & Co.	1.04(b)	02/04/27	150,000	132,664
J.P. Morgan Chase & Co.	3.63	12/01/27	722,000	693,126
J.P. Morgan Chase & Co.	1.95(b)	02/04/32	480,000	383,651
Main Street Capital Corp.	3.00	07/14/26	906,000	790,549
Morgan Stanley	2.63(b)	02/18/26	355,000	338,684
Morgan Stanley	1.51(b)	07/20/27	200,000	175,406
Morgan Stanley	1.79(b)	02/13/32	510,000	401,164
Owl Rock Capital Corp. III (a)	3.13	04/13/27	681,000	581,516
Owl Rock Core Income Corp. (a)	3.13	09/23/26	1,311,000	1,130,392
Owl Rock Technology Finance Corp.	3.75	06/17/26	150,000	135,681
Owl Rock Technology Finance Corp.	2.50	01/15/27	366,000	308,826
Prudential Financial, Inc.	5.70(b)	09/15/48	75,000	72,859
Santander Holdings USA, Inc.	2.49(b)	01/06/28	298,000	263,012
Security Benefit Global Funding (a)	1.25	05/17/24	300,000	284,530
Volkswagen Group of America Finance LLC (a)	1.25	11/24/25	330,000	295,275
Wells Fargo & Co.	2.19(b)	04/30/26	210,000	196,466
Wells Fargo & Co.	3.53(b)	03/24/28	240,000	227,315
Wells Fargo & Co.	2.39(b)	06/02/28	445,000	398,510
Wells Fargo & Co.	2.57(b)	02/11/31	200,000	171,925
Wells Fargo & Co.	3.07(b)	04/30/41	440,000	340,742
Total Financials				14,905,784
Health Care | 0.7%
Bristol-Myers Squibb Co.	2.35	11/13/40	170,000	125,751
CVS Health Corp.	2.70	08/21/40	170,000	122,735
HCA Healthcare, Inc.	3.50	07/15/51	228,000	155,709
Laboratory Corporation of America Holdings	1.55	06/01/26	490,000	439,605
Mylan Inc.	5.20	04/15/48	50,000	39,927
Total Health Care				883,727
Industrials | 1.8%
Ashtead Capital, Inc. (a)	1.50	08/12/26	240,000	209,573
Ashtead Capital, Inc. (a)	4.25	11/01/29	308,000	270,967
Ashtead Capital, Inc. (a)	2.45	08/12/31	200,000	155,446
BNSF Railway Co. (a)	3.44	06/16/28	368,354	358,975
Boeing Co. (The)	2.20	02/04/26	350,000	315,478
Boeing Co. (The)	5.71	05/01/40	280,000	261,175
Delta Air Lines, Inc. (a)	7.00	05/01/25	250,000	253,047
Quanta Services, Inc.	2.35	01/15/32	260,000	201,372
Quanta Services, Inc.	3.05	10/01/41	260,000	180,103
Triton International Ltd.	3.25	03/15/32	175,000	142,456
Total Industrials				2,348,592
Information Technology | 0.9%
Broadcom Cayman Finance Ltd.	3.88	01/15/27	255,000	245,360
Dell International LLC / EMC Corp.	4.90	10/01/26	182,000	182,065
Microchip Technology Inc.	0.97	02/15/24	200,000	189,893
VMware, Inc.	1.40	08/15/26	155,000	137,130
VMware, Inc.	4.70	05/15/30	200,000	192,838
VMware, Inc.	2.20	08/15/31	155,000	122,051
Western Digital Corp.	2.85	02/01/29	175,000	142,484
Total Information Technology				1,211,821
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Corporate Bonds–Other | 26.7% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Materials | 0.3%
Glencore Funding LLC (a)	2.63%	09/23/31	$ 260,000	$209,511
Glencore Funding LLC (a)	3.38	09/23/51	170,000	115,894
Silgan Holdings Inc. (a)	1.40	04/01/26	125,000	111,664
Total Materials				437,069
Real Estate | 0.9%
Host Hotels & Resorts, LP	4.50	02/01/26	150,000	147,393
Realty Income Corp.	2.20	06/15/28	495,000	434,027
Service Properties Trust	7.50	09/15/25	505,000	462,706
VICI Properties LP	4.75	02/15/28	180,000	171,805
Total Real Estate				1,215,931
Utilities | 2.9%
Brooklyn Union Gas Co. (a)	3.41	03/10/26	180,000	172,405
Entergy Louisiana, LLC	3.78	04/01/25	325,000	321,423
National Fuel Gas Co.	5.50	01/15/26	307,000	308,125
Pacific Gas & Electric Co.	4.25	08/01/23	644,000	640,372
Pacific Gas & Electric Co.	3.00	06/15/28	225,000	193,846
Pacific Gas & Electric Co.	4.55	07/01/30	130,000	115,509
Pacific Gas & Electric Co.	4.25	03/15/46	770,000	562,352
SCE Recovery Funding LLC	2.51	11/15/43	190,000	144,537
Southern California Edison Co.	1.10	04/01/24	370,000	351,980
Southern California Edison Co.	2.25	06/01/30	55,000	46,174
Southern California Edison Co.	4.50	09/01/40	200,000	177,867
Southern California Edison Co.	4.00	04/01/47	164,000	133,028
Southern California Edison Co.	3.65	02/01/50	214,000	163,609
TerraForm Power Operating LLC (a)	4.75	01/15/30	171,000	146,460
Vistra Operations Company LLC (a)	5.13	05/13/25	490,000	485,176
Total Utilities				3,962,863
Total Corporate Bonds–Other
(Cost $41,844,743)				35,928,545
Mortgage-Backed Securities | 13.7% of portfolio
Farm 2021-1 Mortgage Trust 21-1 (a)	2.18(b)	01/25/51	232,876	206,385
FHLMC QA7479	3.00	03/01/50	234,587	220,059
FHLMC SB8503	2.00	08/01/35	1,489,566	1,392,920
FHLMC SD8068	3.00	06/01/50	226,911	211,616
FNMA BN7662	3.50	07/01/49	95,889	93,137
FNMA CA4016	3.00	08/01/49	549,012	514,508
FNMA FM1000	3.00	04/01/47	982,102	927,620
FNMA FM4231	2.50	09/01/50	251,681	227,169
FNMA FM5470	2.00	01/01/36	974,799	911,826
FNMA MA3691	3.00	07/01/49	155,277	144,990
FNMA MA3834	3.00	11/01/49	326,478	304,699
FNMA MA3960	3.00	03/01/50	148,624	138,615
FNMA MA3992	3.50	04/01/50	153,633	149,029
FNMA MA4048	3.00	06/01/50	677,810	632,652
FNMA MA4124	2.50	09/01/35	1,285,698	1,230,784
FNMA MA4179	2.00	11/01/35	4,135,458	3,864,473
FNMA MA4229	2.00	01/01/36	1,938,858	1,816,606
FNMA MA4303	2.00	04/01/36	1,653,169	1,544,816
FNMA MA4418	2.00	09/01/36	2,752,865	2,572,390
Freddie Mac STACR 21-HQA3 (a)	3.93(b)	09/25/41	1,000,000	839,196
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Mortgage-Backed Securities | 13.7% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
GNMA 21-8	1.00%	01/20/50	$577,593	$499,791
Total Mortgage-Backed Securities
(Cost $20,545,170)				18,443,281

Asset-Backed Securities | 11.7% of portfolio

American Credit Acceptance Receivables Trust 21-2B (a)	0.68	05/13/25	1,500,000	1,489,731
American Credit Acceptance Receivables Trust 22-1B (a)	1.68	09/14/26	375,000	359,445
Avant Credit Card Master Trust 21-1A (a)	1.37	04/15/27	500,000	456,690
Avant Loans Funding Trust 21-REV1 (a)	1.21	07/15/30	500,000	471,301
Carvana Auto Receivables Trust 20-N1A (a)	2.01	03/17/25	83,426	83,330
Colony American Finance Ltd. 21-2 (a)	1.41	07/15/54	188,543	167,114
CoreVest American Finance 20-4 (a)	1.17	12/15/52	131,639	119,355
CoreVest American Finance 21-1 (a)	1.57	04/15/53	839,350	757,582
CoreVest American Finance 21-3 (a)	2.49	10/15/54	660,000	591,702
CPS Auto Trust 21-B (a)	0.81	12/15/25	200,000	195,980
Credit Acceptance Auto Loan Trust 20-1A (a)	2.01	02/15/29	239,456	238,634
Credit Acceptance Auto Loan Trust 20-1A (a)	2.39	04/16/29	250,000	245,587
Credit Acceptance Auto Loan Trust 20-2A (a)	1.37	07/16/29	250,000	246,269
Credit Acceptance Auto Loan Trust 20-3A (a)	1.24	10/15/29	350,000	340,882
Credit Acceptance Auto Loan Trust 21-2A (a)	0.96	02/15/30	320,000	306,352
Credito Real USA Auto Receivables Trust 21-1 (a)	1.35	02/16/27	433,105	422,154
DT Auto Owner Trust 18-2D (a)	4.15	03/15/24	1,881	1,882
DT Auto Owner Trust 20-3A (a)	0.91	12/16/24	200,000	198,581
Exeter Automobile Receivables Trust 21-1A	0.50	02/18/25	111,741	111,374
FIC Funding 21-1 (a)	1.13	04/15/33	157,208	153,826
First Investors Auto Owner Trust 21-2A (a)	0.48	03/15/27	365,013	355,960
Firstkey Homes Trust 22-SFR2 (a)	4.25	07/17/39	325,000	320,354
Flagship Credit Auto Trust 21-3 (a)	0.36	07/15/27	303,048	293,770
FRTKL 21-SFR1 (a)	1.57	09/17/38	250,000	222,322
GLS Auto Receivables Trust 20-3 (a)	1.38	08/15/24	26,891	26,876
GLS Auto Receivables Trust 20-4 (a)	0.87	12/16/24	176,808	176,113
GLS Auto Receivables Trust 21-3A (a)	0.42	01/15/25	206,876	204,393
GLS Auto Receivables Trust 21-4 (a)	0.84	07/15/25	473,324	464,557
Gracie Point International Fund 20-B (a)	2.20(b)	05/02/23	290,989	290,872
Gracie Point International Fund 21-1 (a)	1.55(b)	11/01/23	319,877	318,006
LAD Auto Receivables Trust 21-1 (a)	1.30	08/17/26	301,547	291,800
Marlette Funding Trust 21-1 (a)	0.60	06/16/31	19,685	19,649
Oasis Securitisation 21-1A (a)	2.58	02/15/33	160,727	158,849
Oasis Securitisation 21-2A (a)	2.14	10/15/33	463,393	453,719
Oasis Securitisation 22-1A (a)	4.75	05/15/34	242,118	239,610
Oportun Funding 21-A (a)	1.21	03/08/28	300,000	280,790
Oportun Funding 21-B (a)	1.47	05/08/31	1,000,000	927,389
Oscar US Funding Trust 21-1A (a)	0.40	03/11/24	64,155	63,667
Progress Residential Trust 21-SFR8 (a)	1.51	10/17/38	339,000	301,825
Progress Residential Trust 22-SFR3 (a)	3.20	04/17/39	250,000	235,918
Progress Residential Trust 22-SFR3 (a)	3.60	04/17/39	165,000	156,351
SBA Tower Trust (a)	2.84	01/15/25	230,000	221,969
SBA Tower Trust (a)	1.88	01/15/26	330,000	304,732
SBA Tower Trust (a)	1.63	11/15/26	580,000	518,829
SBA Tower Trust (a)	2.59	10/15/31	430,000	372,333
United Auto Credit Securitization Trust 21-1B (a)	0.68	03/11/24	699,165	697,059
Upstart Securitization Trust 21-3 (a)	0.83	07/20/31	121,851	118,320
Upstart Securitization Trust 21-4 (a)	0.84	09/20/31	250,233	240,916
Westgate Resorts 22-1A (a)	2.29	08/20/36	355,405	339,615
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Asset-Backed Securities | 11.7% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Westlake Automobile Receivable Trust 20-3A (a)	0.78%	11/17/25	$230,000	$227,404
Total Asset-Backed Securities
(Cost $16,549,178)				15,801,738

Yankee Bonds | 6.1% of portfolio

Aircastle Ltd. (a)	5.25	08/11/25	206,000	198,891
Antares Holdings LP	3.95	07/15/26	375,000	325,515
Aptiv PLC	3.10	12/01/51	280,000	180,581
Avolon Holdings Funding Ltd. (a)	5.13	10/01/23	500,000	494,952
Avolon Holdings Funding Ltd. (a)	5.50	01/15/26	800,000	776,228
Avolon Holdings Funding Ltd. (a)	2.75	02/21/28	500,000	407,776
Banco Bilbao Vizcaya Argentaria SA	1.13	09/18/25	200,000	180,923
Bausch Health Cos. Inc. (a)	6.13	02/01/27	180,000	153,000
Cemex, SAB de CV (a)	7.38	06/05/27	370,000	366,674
Cenovus Energy Inc.	2.65	01/15/32	260,000	215,021
Cenovus Energy Inc.	5.25	06/15/37	395,000	385,178
Delta and SkyMiles IP Ltd. (a)	4.75	10/20/28	550,000	519,518
Lenovo Group Ltd. (a)	3.42	11/02/30	805,000	685,326
Mitsubishi UFJ Financial Group	2.34(b)	01/19/28	225,000	202,805
NatWest Group PLC	4.27(b)	03/22/25	296,000	292,956
Nissan Motor Co., Ltd. (a)	3.52	09/17/25	230,000	217,609
Nissan Motor Co., Ltd. (a)	1.85	09/16/26	260,000	219,153
Nissan Motor Co., Ltd. (a)	2.45	09/15/28	435,000	350,750
Nissan Motor Co., Ltd. (a)	4.81	09/17/30	200,000	177,666
Petronas Capital Ltd. (a)	2.48	01/28/32	200,000	170,198
Petronas Capital Ltd. (a)	3.40	04/28/61	360,000	268,886
Syngenta Finance NV (a)	4.44	04/24/23	230,000	231,864
Syngenta Finance NV (a)	4.89	04/24/25	530,000	531,330
Syngenta Finance NV (a)	5.68	04/24/48	300,000	306,550
Vodafone Group PLC	4.13(b)	06/04/81	145,000	108,443
Westpac Banking Corp.	2.96	11/16/40	300,000	217,040
Total Yankee Bonds
(Cost $9,240,763)				8,184,833

Municipal Bonds | 2.9% of portfolio

Alabama | 0.1%

Alabama Public School & College Authority	1.16	06/01/26	85,000	77,714
Total Alabama				77,714

Arizona | 0.2%

Pinal County Arizona Revenue Obligation	1.05	08/01/24	120,000	114,640
Pinal County Arizona Revenue Obligation	1.58	08/01/26	110,000	102,453
Yuma Arizona Pledged Revenue	2.63	07/15/38	135,000	104,917
Total Arizona				322,010

California | 1.4%

City of Chula Vista California Pension Obligation	1.16	06/01/27	130,000	114,292
City of Chula Vista California Pension Obligation	1.41	06/01/28	130,000	112,185
City of Chula Vista California Pension Obligation	1.63	06/01/29	160,000	135,569
City of Chula Vista California Pension Obligation	2.91	06/01/45	255,000	172,151
City of Los Angeles California Department of Airports	1.25	05/15/28	200,000	171,189
City of Monterey Park California Pension Obligation	1.89	06/01/30	1,000,000	854,866
EL Cajon California Pension Obligation	1.70	04/01/27	100,000	88,908
Huntington Beach California Pension Obligation	1.68	06/15/27	155,000	136,613
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Intermediate Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Municipal Bonds | 2.9% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
California | 1.4% (Continued)
San Francisco California City & County Airports	3.35%	05/01/51	$ 100,000	$78,902
Total California				1,864,675
Colorado | 0.2%
Regional Transportation District Colorado	1.18	11/01/27	175,000	153,665
Regional Transportation District Colorado	1.33	11/01/28	150,000	128,502
Total Colorado				282,167
New Jersey | 0.6%
New Jersey Housing and Morgage Finance Agency	1.34	04/01/24	85,000	81,480
New Jersey Housing and Morgage Finance Agency	1.49	04/01/25	75,000	70,331
New Jersey Housing and Morgage Finance Agency	1.54	10/01/25	130,000	120,786
New Jersey Transportation Trust Fund Authority	4.08	06/15/39	575,000	517,298
Total New Jersey				789,895
Texas | 0.3%
Harris County Texas Cultural Education Facilities Finance
Corp.	3.34	11/15/37	275,000	235,474
North Texas Tollway Authority Revenue	3.01	01/01/43	150,000	120,891
San Antonio Texas Electric & Gas	2.91	02/01/48	150,000	116,869
Total Texas				473,234
West Virginia | 0.1%
West Virginia State University Revenues	3.01	10/01/41	150,000	123,238
Total West Virginia				123,238
Total Municipal Bonds
(Cost $4,581,361)				3,932,933
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 0.5% of portfolio
Energy | 0.2%
Petroleos Mexicanos	1.39(b)	04/15/25	214,500	214,563
Total Energy				214,563
Financials | 0.3%
Thirax 1 LLC	0.97	01/14/33	451,183	392,086
Total Financials				392,086
Total Corporate Bonds Guaranteed by Export-Import Bank of
the United States
(Cost $665,531)				606,649
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Intermediate Bond Fund | June 30, 2022 | (Unaudited) | (Continued)

Money Market Fund | 2.4% of portfolio

	Interest Rate /
	Yield	Shares	Value
State Street Institutional U.S. Government Money Market Fund
Premier Class	1.43%(c)	3,252,718	$3,252,718
Total Money Market Fund
(Cost $3,252,718)			3,252,718

Total Investments in Securities
(Cost $147,493,538) | 100.0%			$134,574,396

(a)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Trustees. The total of such securities at period-end amounts to $33,482,872 and represents 24.9% of total investments.

(b)Variable coupon rate as of June 30, 2022.

(c)7-day yield at June 30, 2022. LLC - Limited Liability Company N.A. - North America

LP - Limited Partnership

FHLMC - Federal Home Loan Mortgage Corporation PLC - Public Limited Company

SA - Sociedad Anonima or Societe Anonyme

SAB de CV - Sociedad Anonima Bursatil de Capital Variable SAB - Sociedad Anonima Bursatil

NV - Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Rural America Growth & Income Fund | June 30, 2022 | (Unaudited)

Common Stocks | 56.5% of portfolio

	Shares	Value
Communication Services | 1.1%
Media
Cable One, Inc.	53	$ 68,334
Total Communication Services		68,334
Consumer Discretionary | 6.5%
Hotels, Restaurants & Leisure
Choice Hotels International, Inc.	687	76,690
Leisure Products
Malibu Boats, Inc. Class A (a)	514	27,093
Multiline Retail
Dollar General Corp.	284	69,705
Ollie's Bargain Outlet Holdings, Inc. (a)	480	28,200
Specialty Retail
ARKO Corp. (a)	3,988	32,542
Lowe's Companies, Inc.	259	45,240
O'Reilly Automotive, Inc. (a)	126	79,602
Tractor Supply Co.	298	57,767
Total Consumer Discretionary		416,839
Consumer Staples | 2.2%
Food Products
Hershey Co. (The)	647	139,209
Total Consumer Staples		139,209
Financials | 8.6%
Banks
FB Financial Corp.	784	30,748
Glacier Bancorp, Inc.	1,326	62,879
South State Corp.	560	43,204
Truist Financial Corp.	2,447	116,061
Capital Markets
CME Group, Inc.	510	104,397
Intercontinental Exchange, Inc.	776	72,975
Insurance
Allstate Corp.	324	41,061
American International Group, Inc.	671	34,308
Chubb Ltd.	217	42,658
Total Financials		548,291
Health Care | 8.8%
Health Care Equipment & Supplies
Integer Holdings Corp. (a)	1,006	71,084
Stryker Corp.	419	83,352
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	560	61,438
Centene Corp. (a)	1,037	87,740
LHC Group, Inc. (a)	238	37,066
Life Sciences Tools & Services
IQVIA Holdings Inc. (a)	264	57,285
Pharmaceuticals
Zoetis Inc.	963	165,530
Total Health Care		563,495
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Rural America Growth & Income Fund | June 30, 2022 | (Unaudited) | (Continued)

Common Stocks | 56.5% of portfolio (Continued)

	Shares	Value
Industrials | 9.3%
Air Freight & Logistics
Air Transport Services Group, Inc. (a)	1,988	$57,115
Commercial Services & Supplies
Casella Waste Systems, Inc. Class A (a)	649	47,169
Electrical Equipment
EnerSys	277	16,332
Machinery
Cummins Inc.	200	38,706
Deere & Co.	430	128,772
Xylem, Inc.	218	17,043
Road & Rail
CSX Corp.	2,791	81,106
J.B. Hunt Transport Services, Inc.	280	44,092
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	486	46,739
Fastenal Co.	2,390	119,309
Total Industrials		596,383
Information Technology | 13.0%
Electronic Equipment, Instruments & Components
Advanced Energy Industries, Inc.	776	56,632
Corning Inc.	3,117	98,217
Trimble Inc. (a)	1,248	72,671
IT Services
Block, Inc. (a)	1,043	64,103
Jack Henry & Associates, Inc.	917	165,078
Semiconductors & Semiconductor Equipment
Diodes Inc. (a)	987	63,731
Software
ANSYS, Inc. (a)	398	95,237
Paycom Software, Inc. (a)	427	119,611
Tyler Technologies, Inc. (a)	293	97,417
Total Information Technology		832,697
Materials | 1.4%
Chemicals
Sherwin-Williams Co. (The)	256	57,321
Construction Materials
Vulcan Materials Co.	199	28,278
Total Materials		85,599
Real Estate | 5.6%
Equity Real Estate Investment Trusts (REITs)
American Tower Corp.	608	155,399
Community Healthcare Trust Inc.	653	23,645
Crown Castle International Corp.	895	150,700
Uniti Group Inc.	2,652	24,982
Total Real Estate		354,726
Total Common Stocks
(Cost $ 4,064,140)		3,605,573
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments | Rural America Growth & Income Fund | June 30, 2022 | (Unaudited) | (Continued)

Corporate Bonds–Other | 17.0% of portfolio

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Communication Services | 2.1%
DISH DBS Corp. (b)	5.25%	12/01/26	$114,000	$ 89,358
T-Mobile USA, Inc.	3.75	04/15/27	44,000	42,368
Total Communication Services				131,726
Consumer Discretionary | 1.5%
Choice Hotels International, Inc.	3.70	01/15/31	25,000	22,158
Kohl's Corp.	3.25	02/01/23	8,000	7,962
Kohl's Corp.	4.25	07/17/25	22,000	20,917
Mohawk Industries, Inc.	3.85	02/01/23	10,000	9,997
Tractor Supply Co.	1.75	11/01/30	44,000	34,570
Total Consumer Discretionary				95,604
Consumer Staples | 0.5%
Bunge Limited Finance Corp.	3.75	09/25/27	10,000	9,621
Dollar General Corp.	4.15	11/01/25	22,000	22,008
Total Consumer Staples				31,629
Energy | 0.5%
Murphy Oil Corp.	6.38	07/15/28	35,000	32,641
Total Energy				32,641
Financials | 7.4%
American Tower Corp.	3.95	03/15/29	60,000	55,856
Chubb INA Holdings Inc.	3.15	03/15/25	36,000	35,342
Cincinnati Financial Corp.	6.92	05/15/28	25,000	28,206
Globe Life Inc.	4.55	09/15/28	33,000	32,529
Intercontinental Exchange, Inc.	3.75	12/01/25	78,000	77,520
M&T Bank Corp.	3.55	07/26/23	58,000	57,852
Metlife, Inc.	3.00	03/01/25	42,000	41,203
Synovus Financial Corp.	3.13	11/01/22	21,000	20,971
Truist Bank	3.69(c)	08/02/24	60,000	59,957
Truist Financial Corp.	3.87	03/19/29	35,000	33,228
Unum Group	4.00	03/15/24	28,000	27,993
Total Financials				470,657
Health Care | 1.2%
CVS Health Corp.	1.30	08/21/27	26,000	22,403
Laboratory Corporation of America Holdings	2.30	12/01/24	20,000	19,127
Laboratory Corporation of America Holdings	1.55	06/01/26	43,000	38,577
Total Health Care				80,107
Industrials | 0.8%
CNH Industrial Capital LLC	1.45	07/15/26	17,000	15,014
J.B. Hunt Transport Services, Inc.	3.87	03/01/26	23,000	22,761
John Deere Capital Corp.	2.65	06/24/24	15,000	14,804
Total Industrials				52,579
Information Technology | 0.4%
Micron Technology, Inc.	4.66	02/15/30	26,000	24,933
Total Information Technology				24,933
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Rural America Growth & Income Fund | June 30, 2022 | (Unaudited) | (Continued)

Corporate Bonds–Other | 17.0% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Materials | 1.3%
Martin Marietta Materials, Inc.	3.50%	12/15/27	$ 9,000	$8,501
Mosaic Co.	4.05	11/15/27	22,000	21,518
Steel Dynamics, Inc.	2.40	06/15/25	27,000	25,540
Vulcan Materials Co.	3.50	06/01/30	32,000	29,013
Total Materials				84,572
Real Estate | 0.6%
American Campus Communities Operating Partnership LP	4.13	07/01/24	20,000	20,106
Crown Castle International Corp.	3.80	02/15/28	18,000	16,983
Total Real Estate				37,089
Utilities | 0.7%
Black Hills Corp.	4.25	11/30/23	45,000	45,133
Total Utilities				45,133
Total Corporate Bonds–Other
(Cost $ 1,197,920)				1,086,670
U.S. Government & Agency Obligations | 11.7% of portfolio
Federal Farm Credit Bank	0.52	10/21/25	200,000	183,173
Federal Farm Credit Bank	1.20	04/28/27	195,000	175,936
Federal Farm Credit Bank	3.43	12/06/28	62,000	62,773
Tennessee Valley Authority	2.88	09/15/24	99,000	98,555
Tennessee Valley Authority	0.75	05/15/25	88,000	82,309
Tennessee Valley Authority	7.12	05/01/30	25,000	31,417
Tennessee Valley Authority	1.50	09/15/31	135,000	114,798
Total U.S. Government & Agency Obligations
(Cost $ 790,611)				748,961
Asset-Backed Securities | 3.6% of portfolio
CNH Equipment Trust 22-A	2.39	08/15/25	100,000	98,709
SBA Tower Trust (b)	1.63	11/15/26	60,000	53,672
SBA Tower Trust (b)	2.59	10/15/31	52,000	45,026
SBA Tower Trust (b)	2.84	01/15/25	35,000	33,778
Total Asset-Backed Securities
(Cost $ 248,525)				231,185
Municipal Bonds | 1.9% of portfolio
Kansas | 0.2%
City of Wichita, Kansas Water & Sewer Utility Revenue	3.00	10/01/24	10,000	9,920
Montana | 0.2%
Yellowstone County School District No. 2 Billings	2.22	06/15/32	15,000	12,736
Pennsylvania | 0.7%
Geisinger Health System Revenue	2.25	04/01/27	20,000	18,220
New Castle Sanitation Authority	1.16	06/01/25	25,000	23,178
Total Pennsylvania				41,398
Texas | 0.4%
Grey Forest Texas Gas System Revenue	1.05	02/01/25	30,000	28,133
The accompanying notes are an integral part of these financial statements.			Portfolio of Investments

Portfolio of Investments | Rural America Growth & Income Fund | June 30, 2022 | (Unaudited) | (Continued)

Municipal Bonds | 1.9% of portfolio (Continued)

	Interest Rate /
	Yield	Maturity Date	Face Amount	Value
Washington | 0.4%
Northwest Open Access Network Revenue	1.69%	12/01/27	$30,000	$ 27,246
Total Municipal Bonds
(Cost $ 131,786)				119,433
Mortgage-Backed Securities | 1.5% of portfolio
Farm 2021-1 Mortgage Trust 21-1 (b)	2.18(c)	01/25/51	27,397	24,281
Freddie Mac Multiclass Certificates 21-P009	1.13	01/25/31	48,085	42,958
GNMA II POOL 785401	2.50	10/20/50	31,648	28,720
Total Mortgage-Backed Securities
(Cost $ 108,525)				95,959
Money Market Fund | 7.8% of portfolio
			Shares
State Street Institutional U.S. Government Money Market Fund	1.43%(d)		498,900	498,900
Total Money Market Fund
(Cost $ 498,900)				498,900

Total Investments in Securities
(Cost $7,040,407) | 100.0%				$6,386,681

(a) Non-income producing.

(b)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $246,115 and represents 3.9% of total investments.

(c)Variable coupon rate as of June 30, 2022. (d)7-day yield at June 30, 2022.

CME - Chicago Mercantile Exchange LLC - Limited Liability Company LP - Limited Partnership

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments

Stock Index Fund | June 30, 2022 | (Unaudited)

	Cost	Value
Investment	$39,336,728	$188,499,324

Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of June 30, 2022, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.67%. See the Appendix for the S&P 500 Index Master Portfolio for holdings information.

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Value Fund | June 30, 2022 | (Unaudited)

Common Stocks | 97.7% of portfolio		Common Stocks | 97.7% of portfolio (Continued)
Shares	Value	Shares	Value

Communication Services | 5.7%

Interactive Media & Services
Alphabet, Inc., Class C (a)	17,711	$ 38,741,927
Meta Platforms, Inc., Class A (a)	65,700	10,594,125
Total Communication Services		49,336,052

Consumer Discretionary | 6.0%

Hotels, Restaurants & Leisure
McDonald's Corp.	57,197	14,120,795
Multiline Retail
Target Corp.	39,800	5,620,954
Specialty Retail
Home Depot, Inc.	37,018	10,152,927
TJX Companies, Inc. (The)	143,600	8,020,060
Ulta Beauty, Inc. (a)	37,256	14,361,443
Total Consumer Discretionary		52,276,179

Energy | 6.0%

Oil, Gas & Consumable Fuels
Chevron Corp.	166,300	24,076,914
ConocoPhillips	238,100	21,383,761
Hess Corp.	61,100	6,472,934
Total Energy		51,933,609

Financials | 17.6%

Banks
Bank of America Corp.	618,502	19,253,967
Citigroup, Inc.	274,739	12,635,247
JPMorgan Chase & Co.	308,891	34,784,215
Truist Financial Corp.	355,600	16,866,108
Capital Markets
Goldman Sachs Group, Inc.	76,774	22,803,413
Insurance
Allstate Corp.	111,284	14,103,022
American International Group,
Inc.	348,194	17,803,159
Chubb Ltd.	79,138	15,556,948
Total Financials		153,806,079

Health Care | 23.1%

Biotechnology
AbbVie Inc.	214,263	32,816,521
Health Care Equipment &
Supplies
Abbott Laboratories	305,556	33,198,659
Boston Scientific Corp. (a)	475,696	17,729,190
Health Care Providers & Services
Centene Corp. (a)	334,097	28,267,947
Cigna Corp.	83,614	22,033,962
Pharmaceuticals
Bristol-Myers Squibb Co.	224,401	17,278,877
Merck & Co., Inc.	187,682	17,110,968
Pfizer, Inc.	361,099	18,932,421

Health Care | 23.1% (Continued)

Royalty Pharma PLC, Class A	346,484	$ 14,566,187
Total Health Care		201,934,732

Industrials | 16.6%

Aerospace & Defense
Northrop Grumman Corp.	47,131	22,555,483
Air Freight & Logistics
FedEx Corp.	19,100	4,330,161
Electrical Equipment
Eaton Corp. PLC	88,887	11,198,873
Industrial Conglomerates
Honeywell International, Inc.	185,573	32,254,443
Machinery
Deere & Co.	46,800	14,015,196
Parker-Hannifin Corp.	108,122	26,603,418
Professional Services
Leidos Holdings Inc.	161,117	16,226,093
Road & Rail
CSX Corp.	619,182	17,993,429
Total Industrials		145,177,096

Information Technology | 12.1%

Electronic Equipment,
Instruments & Components
Corning Inc.	255,600	8,053,956
IT Services
Fiserv, Inc. (a)	177,700	15,809,969
Visa Inc., Class A	113,498	22,346,621
Semiconductors & Semiconductor
Equipment
NXP Semiconductors NV	71,863	10,637,880
Software
Microsoft Corp.	152,314	39,118,805
VMware, Inc., Class A	82,883	9,447,004
Total Information Technology		105,414,235

Materials | 7.7%

Chemicals
Dow Inc.	193,281	9,975,232
DuPont de Nemours, Inc.	259,878	14,444,019
Containers & Packaging
Avery Dennison Corp.	177,187	28,681,260
Metals & Mining
Freeport-McMoRan Inc.	473,700	13,860,462
Total Materials		66,960,973

Real Estate | 2.9%

Equity Real Estate Investment
Trusts (REITs)
Digital Realty Trust, Inc.	52,301	6,790,239
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Value Fund | June 30, 2022 | (Unaudited) | (Continued)

Common Stocks | 97.7% of portfolio (Continued)

	Shares	Value
Real Estate | 2.9% (Continued)
VICI Properties Inc.	611,935	$ 18,229,544
Total Real Estate		25,019,783
Total Common Stocks
(Cost $539,450,216)		851,858,738
Money Market Fund | 2.3% of portfolio
State Street Institutional
U.S. Government Money Market
Fund Premier Class, 1.43% (b)	20,466,297	20,466,297
Total Money Market Fund
(Cost $20,466,297)		20,466,297

Total Investments in Securities
(Cost $559,916,513) | 100.0%		$872,325,035

(a) Non-income producing. (b)7-day yield at June 30, 2022. PLC - Public Limited Company NV - Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Growth Fund | June 30, 2022 | (Unaudited)

Common Stocks | 99.1% of portfolio		Common Stocks | 99.1% of portfolio (Continued)
Shares	Value	Shares	Value

Communication Services | 16.9%

Entertainment
Live Nation Entertainment,
Inc. (a)	19,331	$1,596,354
Netflix, Inc. (a)	9,045	1,581,699
Spotify Technology SA (a)	21,284	1,997,078
Interactive Media & Services
Alphabet, Inc., Class C (a)	3,920	8,574,804
Alphabet, Inc., Class A (a)	8,947	19,497,839
Meta Platforms, Inc., Class A (a)	29,749	4,797,026
IAC/InterActiveCorp (a)	15,373	1,167,887
Match Group, Inc. (a)	23,801	1,658,692
Snap Inc., Class A (a)	107,338	1,409,348
Total Communication Services		42,280,727

Consumer Discretionary | 16.4%

Automobiles
Rivian Automotive, Inc. (a)	13,230	340,540
Tesla, Inc. (a)	3,323	2,237,775
Hotels, Restaurants & Leisure
Booking Holdings, Inc. (a)	1,574	2,752,910
Chipotle Mexican Grill, Inc. (a)	1,883	2,461,571
Internet & Direct Marketing Retail
Amazon.com, Inc. (a)	184,580	19,604,242
Coupang, Inc. (a)	84,850	1,081,837
DoorDash, Inc., Class A (a)	10,576	678,662
Leisure Products
Peloton Interactive, Inc. (a)	104,944	963,386
Multiline Retail
Dollar General Corp.	15,865	3,893,906
Specialty Retail
Carvana Co. (a)	26,098	589,293
Ross Stores, Inc.	51,309	3,603,431
Textiles, Apparel & Luxury Goods
lululemon athletica Inc. (a)	5,093	1,388,403
NIKE, Inc., Class B	13,772	1,407,498
Total Consumer Discretionary		41,003,454

Health Care | 17.6%

Biotechnology
Vertex Pharmaceuticals, Inc. (a)	10,848	3,056,858
Health Care Equipment &
Supplies
Becton, Dickinson & Co.	9,775	2,409,831
Insulet Corp. (a)	8,440	1,839,413
Intuitive Surgical, Inc. (a)	22,235	4,462,787
Stryker Corp.	26,065	5,185,110
Health Care Providers & Services
Cigna Corp.	31,250	8,235,000
Humana, Inc.	6,499	3,041,987
UnitedHealth Group, Inc.	23,014	11,820,681
Life Sciences Tools & Services
Avantor, Inc. (a)	93,441	2,906,015
Pharmaceuticals
Daiichi Sankyo Co., Ltd. ADR (a)	46,358	1,177,957
Total Health Care		44,135,639

Industrials | 1.4%

Machinery
Ingersoll Rand Inc.	63,788	$ 2,684,199
Road & Rail
Old Dominion Freight Line, Inc.	3,427	878,272
Total Industrials		3,562,471

Information Technology | 46.8%

Electronic Equipment,
Instruments & Components
Amphenol Corp., Class A	53,466	3,442,141
IT Services
Accenture PLC, Class A	4,500	1,249,425
Affirm Holdings, Inc. (a)	30,123	544,021
Block, Inc. (a)	9,376	576,249
Fiserv, Inc. (a)	70,447	6,267,670
Global Payments, Inc.	40,917	4,527,057
Mastercard Inc., Class A	14,255	4,497,167
MongoDB, Inc. (a)	8,288	2,150,736
Snowflake Inc., Class A (a)	6,782	943,105
Visa Inc., Class A	30,102	5,926,783
Semiconductors & Semiconductor
Equipment
Advanced Micro Devices, Inc. (a)	24,427	1,867,933
ASML Holding NV ADR	8,121	3,864,621
NVIDIA Corp.	25,729	3,900,259
Software
Atlassian Corp. PLC, Class A (a)	12,722	2,384,103
Fortinet, Inc. (a)	73,565	4,162,308
HashiCorp, Inc., Class A (a)	6,265	184,441
Intuit, Inc.	22,594	8,708,631
Microsoft Corp.	112,640	28,929,331
salesforce.com, Inc. (a)	45,842	7,565,764
SentinelOne, Inc., Class A (a)	44,258	1,032,539
ServiceNow, Inc. (a)	9,175	4,362,896
Synopsys, Inc. (a)	10,407	3,160,606
Trade Desk, Inc. (The),
Class A (a)	19,901	833,653
Technology Hardware, Storage &
Peripherals
Apple, Inc.	117,522	16,067,608
Total Information Technology		117,149,047
Total Common Stocks
(Cost $193,801,549)		248,131,338

Money Market Fund | 0.9% of portfolio

State Street Institutional
U.S. Government Money Market
Fund Premier Class, 1.43% (b)	2,233,166	2,233,166
Total Money Market Fund
(Cost $2,233,166)		2,233,166

Total Investments in Securities
(Cost $196,034,715) | 100.0%		$250,364,504
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Growth Fund | June 30, 2022 | (Unaudited) | (Continued)

(a) Non-income producing. (b)7-day yield at June 30, 2022.

SA - Sociedad Anonima or Societe Anonyme

ADR - American Depositary Receipt

PLC - Public Limited Company

NV - Naamloze Vennottschap

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

International Equity Fund | June 30, 2022 | (Unaudited)

Common Stocks | 96.4% of portfolio		Common Stocks | 96.4% of portfolio (Continued)
Shares	Value	Shares	Value

Australia | 3.9%

BHP Group Ltd. ADR	47,204	$ 2,651,921
Woodside Energy Group Ltd. (a)	17,059	367,792
Total Australia		3,019,713

Brazil | 0.6%

Ambev SA ADR	103,138	258,876
XP Inc., Class A (a)	10,753	193,124
Total Brazil		452,000

Britain | 7.4%

Rio Tinto PLC	32,632	1,950,957
Shell PLC	81,244	2,115,819
Standard Chartered PLC	231,807	1,750,002
Total Britain		5,816,778

Canada | 4.3%

Alimentation Couche-Tard Inc.,
Class B	28,800	1,123,406
Canadian National Railway Co.	8,152	916,855
Manulife Financial Corp.	78,000	1,352,517
Total Canada		3,392,778

China | 3.7%

CSPC Pharmaceutical Group Ltd.	400,000	399,810
ENN Energy Holdings Ltd.	26,217	433,333
Haier Smart Home Co., Ltd.	118,148	439,741
Ping An Insurance Group Co. of
China Ltd., Class H	39,000	268,447
Tencent Holdings Ltd.	22,200	1,004,886
Zhejiang Sanhua Intelligent
Controls Co., Ltd.	84,700	347,692
Total China		2,893,909

Denmark | 1.2%

Novozymes A/S, Class B	15,282	919,716
Total Denmark		919,716

France | 11.8%

Air Liquide SA	8,016	1,078,976
Dassault Systèmes SE	35,620	1,319,396
Kering SA	2,462	1,275,874
L'Oréal SA	9,313	3,233,523
Schneider Electric SE	19,411	2,312,927
Total France		9,220,696

Germany | 9.3%

Allianz SE REG	12,363	2,370,113
Infineon Technologies AG	96,677	2,351,717
SAP SE ADR	13,327	1,209,025
Symrise AG	12,037	1,312,818
Total Germany		7,243,673

Hong Kong | 4.1%

AIA Group Ltd.	291,800	$ 3,188,371
Total Hong Kong		3,188,371

India | 1.0%

HDFC Bank Ltd. ADR	5,614	308,545
ICICI Bank Ltd. ADR	25,175	446,605
Total India		755,150

Indonesia | 0.4%

PT Telkom Indonesia (Persero)
Tbk. ADR	13,191	356,685
Total Indonesia		356,685

Japan | 16.0%

Chugai Pharmaceutical Co., Ltd.	47,300	1,209,957
Daifuku Co., Ltd.	18,900	1,081,651
FANUC Corp.	4,400	689,653
Keyence Corp.	3,300	1,131,696
Komatsu Ltd.	59,600	1,327,123
Kubota Corp.	84,800	1,270,821
Nitori Holdings Co., Ltd.	9,500	904,046
Shionogi & Co., Ltd.	28,000	1,429,076
Shiseido Co., Ltd.	26,700	1,076,202
Sysmex Corp.	15,800	953,382
Unicharm Corp.	44,200	1,483,229
Total Japan		12,556,836

Mexico | 0.5%

Fomento Economico Mexicano,
SAB de CV ADR	6,050	408,315
Total Mexico		408,315

Netherlands | 2.4%

Adyen NV (a)	1,291	1,863,083
Total Netherlands		1,863,083

Republic of South Korea | 1.2%

Samsung Electronics Co., Ltd.
GDR	866	942,879
Total Republic of South Korea		942,879

Russia | 0.0%

LUKOIL PJSC ADR	6,253	0
Yandex NV, Class A (a)	4,239	0
Total Russia		0

Singapore | 3.4%

DBS Group Holdings Ltd.	123,415	2,640,759
Total Singapore		2,640,759
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | International Equity Fund | June 30,			2022 | (Unaudited)	|
(Continued)
Common Stocks | 96.4% of portfolio (Continued)		Common Stocks |	96.4% of portfolio (Continued)
Shares	Value		Shares	Value

Spain | 1.8%

Banco Bilboa Vizcaya Argentaria
SA	307,413	$ 1,396,447
Total Spain		1,396,447

Sweden | 8.5%

Alfa Laval AB	50,914	1,234,262
Atlas Copco AB, Class A (a)	264,940	2,479,850
Epiroc AB, Class A	74,699	1,158,213
Skandinaviska Enskilda Banken
AB, Class A	177,340	1,747,125
Total Sweden		6,619,450

Switzerland | 12.4%

Alcon Inc.	23,501	1,642,485
Lonza Group AG REG	3,813	2,036,665
Nestlé SA ADR	12,908	1,508,593
Roche Holding AG REG	9,259	3,095,282
SGS SA REG	36	82,572
Sonova Holding AG REG	4,214	1,346,716
Total Switzerland		9,712,313

United States of America | 1.7%

Linde PLC	4,602	$ 1,323,997
Total United States of America		1,323,997
Total Common Stocks
(Cost $66,947,113)		75,377,221

Money Market Fund | 3.6% of portfolio

State Street Institutional
U.S. Government Money Market
Fund Premier Class, 1.43% (b)	2,817,711	2,817,711
Total Money Market Fund
(Cost $2,817,711)		2,817,711

Total Investments in Securities
(Cost $69,764,824) | 100.0%		$78,194,932

Taiwan | 0.8%

Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	7,996	653,673
Total Taiwan		653,673

(a) Non-income producing. (b)7-day yield at June 30, 2022. ADR - American Depositary Receipt

SA - Sociedad Anonima or Societe Anonyme

PLC - Public Limited Company

A/S - Aktieselskab

SE - Societas Europaea

REG - Registered Shares

AG - Aktiengesellschaft

Tbk. - Terbuka

SAB de CV - Sociedad Anonima Bursatil de Capital Variable

SAB - Sociedad Anonima Bursatil

NV - Naamloze Vennottschap

GDR - Global Depositary Receipt

AB - Aktiebolag

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments

Small-Company Stock Fund | June 30, 2022 | (Unaudited)

Common Stocks | 98.2% of portfolio		Common Stocks | 98.2% of portfolio (Continued)
Shares	Value	Shares	Value

Communication Services | 2.0%

Interactive Media & Services
Ziff Davis, Inc. (a)	62,726	$ 4,674,969
Total Communication Services		4,674,969

Consumer Discretionary | 8.0%

Hotels, Restaurants & Leisure
Hilton Grand Vacations Inc. (a)	65,900	2,354,607
Household Durables
MDC Holdings, Inc.	111,288	3,595,715
Leisure Products
Callaway Golf Co. (a)	181,651	3,705,680
Malibu Boats, Inc., Class A (a)	77,300	4,074,483
Specialty Retail
ARKO Corp. (a)	398,000	3,247,680
Textiles, Apparel & Luxury Goods
Carter's, Inc.	31,851	2,244,859
Total Consumer Discretionary		19,223,024

Financials | 19.7%

Banks
Atlantic Union Bankshares Corp.	141,992	4,816,368
Cadence Bank	145,250	3,410,470
Eastern Bankshares, Inc.	365,900	6,754,514
FB Financial Corp.	152,959	5,999,052
Glacier Bancorp, Inc.	151,916	7,203,857
Umpqua Holdings Corp.	163,000	2,733,510
Capital Markets
Virtu Financial, Inc., Class A	104,243	2,440,329
Consumer Finance
Encore Capital Group, Inc. (a)	134,983	7,797,968
Insurance
Kinsale Capital Group, Inc.	27,726	6,366,999
Total Financials		47,523,067

Health Care | 17.8%

Biotechnology
Emergent BioSolutions Inc. (a)	57,525	1,785,576
Twist Bioscience Corp. (a)	61,977	2,166,716
Health Care Equipment &
Supplies
Enovis Corp. (a)	57,176	3,144,680
Envista Holdings Corp. (a)	100,700	3,880,978
Integer Holdings Corp. (a)	61,670	4,357,602
NuVasive, Inc. (a)	89,800	4,414,568
STAAR Surgical Co. (a)	32,636	2,314,872
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	79,687	8,742,461
LHC Group, Inc. (a)	23,128	3,601,954
Life Sciences Tools & Services
Medpace Holdings, Inc. (a)	46,950	7,027,007
NanoString Technologies, Inc. (a)	117,153	1,487,843
Total Health Care		42,924,257

Industrials | 24.7%

Aerospace & Defense
Maxar Technologies Inc.	93,500	$ 2,439,415
Triumph Group, Inc. (a)	270,600	3,596,274
Construction & Engineering
Comfort Systems USA, Inc.	68,188	5,669,832
Dycom Industries, Inc. (a)	21,100	1,963,144
Electrical Equipment
Atkore Inc. (a)	89,700	7,445,997
EnerSys	36,035	2,124,624
Machinery
Barnes Group Inc.	78,200	2,435,148
ESAB Corp.	57,176	2,501,450
Federal Signal Corp.	169,994	6,051,786
Professional Services
CACI International Inc.,
Class A (a)	8,371	2,358,781
ManTech International Corp.,
Class A	83,365	7,957,189
Road & Rail
Werner Enterprises, Inc.	141,733	5,462,390
Trading Companies & Distributors
Applied Industrial Technologies,
Inc.	98,726	9,494,479
Total Industrials		59,500,509

Information Technology | 14.6%

Electronic Equipment,
Instruments & Components
Advanced Energy Industries, Inc.	63,162	4,609,563
Itron, Inc. (a)	51,377	2,539,565
IT Services
CSG Systems International, Inc.	61,670	3,680,465
TaskUs, Inc., Class A (a)	76,600	1,291,476
Semiconductors & Semiconductor
Equipment
Diodes Inc. (a)	67,486	4,357,571
Software
Altair Engineering Inc.,
Class A (a)	101,177	5,311,793
Descartes Systems Group Inc.
(The) (a)	101,770	6,315,846
Model N, Inc. (a)	118,600	3,033,788
Verint Systems Inc. (a)	93,726	3,969,296
Total Information Technology		35,109,363

Materials | 7.1%

Chemicals
Avient Corp.	191,027	7,656,362
Ingevity Corp.	43,641	2,755,493
Construction Materials
Summit Materials, Inc.,
Class A (a)	284,768	6,632,247
Total Materials		17,044,102
Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments | Small-Company Stock Fund | June 30, 2022 | (Unaudited) | (Continued)

Common Stocks | 98.2% of portfolio (Continued)

	Shares	Value
Real Estate | 4.3%
Equity Real Estate Investment
Trusts (REITs)
Community Healthcare Trust Inc.	78,900	$ 2,856,969
Easterly Government Properties,
Inc.	229,311	4,366,081
Uniti Group Inc.	339,900	3,201,858
Total Real Estate		10,424,908
Total Common Stocks
(Cost $199,923,210)		236,424,199

(a) Non-income producing. (b)7-day yield at June 30, 2022.

Money Market Fund | 1.8% of portfolio

	Shares	Value
State Street Institutional
U.S. Government Money Market
Fund Premier Class, 1.43% (b)	4,318,420	$4,318,420
Total Money Market Fund
(Cost $4,318,420)		4,318,420

Total Investments in Securities
(Cost $204,241,630) | 100.0%		$240,742,619
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Statements of Assets and Liabilities

June 30, 2022 (Unaudited)

		Short-Term
Assets	Daily Income	Government	Short-Term Bond
	Fund	Securities Fund	Fund
Investments in securities, at value (cost: $203,396,674, $74,457,534,
$522,980,808, $147,493,538, $7,040,407, $39,336,728, $559,916,513,
$196,034,715, $69,764,824 and $204,241,630, respectively)	$203,396,674	$72,083,557	$502,866,302
Cash	—	59,121	—
Foreign currency (cost $10,466)	—	—	—
Investment securities sold receivable	—	—	590,136
Dividends, interest, and tax reclaims receivable	121,932	201,899	2,118,013
Capital shares sold receivable	20,742	2,717	13,781
Prepaid expenses	40,184	22,725	109,824
Due from Homestead Advisers	—	—	—
Total Assets	203,579,532	72,370,019	505,698,056
Liabilities
Investment securities purchased payable	3,971,109	—	2,784,072
Accrued expenses payable	50,174	48,183	333,757
Independent Director/Trustee's deferred compensation payable	84,741	35,120	202,282
Capital shares redeemed payable	31,341	11,103	224,944
Dividends payable	600	784	15,834
Due to Homestead Advisers	90,431	29,238	296,846
Due to custodian	2,894	—	—
Total Liabilities	4,231,290	124,428	3,857,735

Net Assets	$199,348,242	$72,245,591	$501,840,321
Net Assets Consist Of:
Distributable earnings (losses)	(79,867)	(3,441,682)	(32,520,568)
Paid-in-capital applicable to outstanding shares of 199,428,068, 14,499,193,
102,207,431, 28,883,799, 723,480, 6,802,359, 19,294,749, 22,610,484, 9,015,079
and 10,633,179, respectively	199,428,109	75,687,273	534,360,889

Net Assets	$199,348,242	$72,245,591	$501,840,321
Net Asset Value Per Share	$1.00	$4.98	$4.91
Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

	Rural America
Intermediate	Growth & Income				International	Small-Company
Bond Fund	Fund	Stock Index Fund	Value Fund	Growth Fund	Equity Fund	Stock Fund
$134,574,396	$6,386,681	$188,499,324	$872,325,035	$250,364,504	$78,194,932	$240,742,619
—	—	—	—	—	—	—
—	—	—	—	—	10,511	—
323,786	—	49,911	—	106,162	68,936	—
762,322	16,960	—	982,061	40,965	365,037	135,018
1,708	355	12,933	97,043	50,077	2,402	26,438
42,675	14,105	47,484	187,914	68,463	24,096	63,140
—	3,372	—	—	—	—	—
135,704,887	6,421,473	188,609,652	873,592,053	250,630,171	78,665,914	240,967,215

419,366	—	—	—	—	46,211	—
81,057	29,073	21,754	306,466	183,800	77,187	136,098
9,238	145	48,219	338,518	53,981	58,320	198,972
2,400	40	62,844	1,154,513	119,873	86,363	130,796
53	2	21,412	781,154	79,016	45,280	131,217
56,220	—	61,930	433,504	166,016	51,116	196,405
—	—	—	—	—	—	—
568,334	29,260	216,159	3,014,155	602,686	364,477	793,488

$135,136,553	$6,392,213	$188,393,493	$870,577,898	$250,027,485	$78,301,437	$240,173,727

(18,201,155)	(718,467)	148,669,669	355,147,637	58,482,074	11,275,224	35,826,015
153,337,708	7,110,680	39,723,824	515,430,261	191,545,411	67,026,213	204,347,712

$135,136,553	$6,392,213	$188,393,493	$870,577,898	$250,027,485	$78,301,437	$240,173,727
$4.68	$8.84	$27.70	$45.12	$11.06	$8.69	$22.59
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations

For the Period Ended June 30, 2022 (Unaudited)

		Short-Term
Investment Income	Daily Income	Government	Short-Term Bond
	Fund	Securities Fund	Fund
Interest	$416,172	$569,184	$4,873,951(a)
Dividends	—	—	68
Allocated from Master Portfolio
Dividends	—	—	—
Interest	—	—	—
Total Investment Income	416,172	569,184	4,874,019
Expenses
Management fees	379,078	166,455	1,580,645
Shareholder servicing fees	51,189	42,212	94,010
Custodian and accounting fees	45,353	36,396	112,807
Legal and audit fees	27,991	11,882	97,052
Printing and regulatory filings	18,925	10,634	43,839
Director, Trustee, and Board meeting expenses	16,646	6,834	63,463
Registration fees	16,392	11,631	23,195
Insurance	4,509	1,991	18,973
Communication	15	7	35
Other expenses	5,870	11,016	49,351
Administration fees	—	—	—
Allocated from Master Portfolio	—	—	—
Total Expenses	565,968	299,058	2,083,370
Less fees waived and/or expenses reimbursed by Homestead Advisers	(239,207)	(21,434)	—
Net Expenses	326,761	277,624	2,083,370

Net Investment Income (Loss)	89,411	291,560	2,790,649
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(3,982)	(605,525)	(11,031,665)
Net change in unrealized apprecation (depreciation)	—	(2,680,994)	(19,097,688)
Net Gain (Loss) On Investments	(3,982)	(3,286,519)	(30,129,353)

Net Increase (Decrease) In Net Assets From Operations	$85,429	$(2,994,959)	$(27,338,704)

(a)Includes foreign tax withholding expense of $68 in Short-Term Bond, $8,120 in Stock Index, $18,217 in Value, $4,924 in Growth, and $128,334 in International Equity Funds.

(b)Represents expenses allocated to the Fund by the S&P 500 Master Portfolio after expense reimbursements of $1,378.

(c)Represents realized and unrealized gain on investments allocated from the Master Portfolio.

Statements of Operations	The accompanying notes are an integral part of these financial statements.

	Rural America
Intermediate	Growth & Income				International	Small-Company
Bond Fund	Fund	Stock Index Fund	Value Fund	Growth Fund	Equity Fund	Stock Fund
$1,610,672	$23,909	$—	$24,106	$4,230	$5,986	$8,781
—	22,790	—	9,327,596(a)	615,187(a)	1,770,996(a)	1,304,037
—	—	1,562,125(a)	—	—	—	—
—	—	1,343	—	—	—	—
1,610,672	46,699	1,563,468	9,351,702	619,417	1,776,982	1,312,818

418,821	20,632	—	2,275,201	965,424	334,294	1,119,327
44,279	17,572	84,815	171,294	79,685	65,724	95,933
64,223	30,653	35,496	110,509	52,226	54,643	42,585
20,751	2,691	33,182	149,900	42,584	13,829	37,593
8,552	2,432	34,721	78,873	37,822	25,199	45,944
12,834	674	21,189	99,509	29,144	8,319	24,975
24,306	23,898	14,651	22,134	15,816	16,201	15,229
3,825	133	6,531	29,317	9,583	2,565	7,558
6	1	22	62	25	15	29
16,733	64	3,514	16,654	7,418	1,467	4,397
—	—	265,343	—	—	—	—
—	—	10,309(b)	—	—	—	—
614,330	98,750	509,773	2,953,453	1,239,727	522,256	1,393,570
(55,287)	(67,086)	—	—	—	(75,601)	—
559,043	31,664	509,773	2,953,453	1,239,727	446,655	1,393,570

1,051,629	15,035	1,053,695	6,398,249	(620,310)	1,330,327	(80,752)

(4,485,175)	(79,485)	(113,712)(c)	43,104,869	7,028,559	1,633,582	(127,162)
(12,756,523)	(826,219)	(48,792,593)(c)	(194,532,833)	(123,735,153)	(27,582,918)	(61,405,519)
(17,241,698)	(905,704)	(48,906,305)	(151,427,964)	(116,706,594)	(25,949,336)	(61,532,681)

$(16,190,069)	$(890,669)	$(47,852,610)	$(145,029,715)	$(117,326,904)	$(24,619,009)	$(61,613,433)
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
Increase (Decrease) In Net Assets
Operations
Net investment income	$89,411	$17,623
Net realized gain (loss) on investments	(3,982)	(1,481)
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	85,429	16,142
Distributions to Shareholders
Distributions to shareholders	(89,412)	(17,623)
Total Distributions to shareholders	(89,412)	(17,623)
Capital Share Transactions
Net capital share transactions	19,762,984	7,807,653
Total increase (decrease) in net assets from capital transactions	19,762,984	7,807,653
Total Increase (Decrease) In Net Assets	19,759,001	7,806,172
Net Assets
Beginning of period	$179,589,241	$171,783,069
End of period	$199,348,242	$179,589,241
Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Intermediate Bond Fund
Six Months Ended		Six Months Ended		Six Months Ended
June 30, 2022	Year Ended	June 30, 2022	Year Ended	June 30, 2022	Year Ended
(Unaudited)	December 31, 2021	(Unaudited)	December 31, 2021	(Unaudited)	December 31, 2021

$291,560	$270,512	$2,790,649	$2,285,214	$1,051,629	$1,358,053
(605,525)	(318,484)	(11,031,665)	2,056,538	(4,485,175)	32,497
(2,680,994)	(1,013,880)	(19,097,688)	(9,914,676)	(12,756,523)	(2,351,660)
(2,994,959)	(1,061,852)	(27,338,704)	(5,572,924)	(16,190,069)	(961,110)

(294,729)	(282,892)	(2,931,517)	(7,728,293)	(1,154,096)	(1,695,715)
(294,729)	(282,892)	(2,931,517)	(7,728,293)	(1,154,096)	(1,695,715)

(1,976,734)	(10,293,193)	(33,195,770)	13,546,507	1,144,630	61,332,676
(1,976,734)	(10,293,193)	(33,195,770)	13,546,507	1,144,630	61,332,676
(5,266,422)	(11,637,937)	(63,465,991)	245,290	(16,199,535)	58,675,851

$77,512,013	$89,149,950	$565,306,312	$565,061,022	$151,336,088	$92,660,237
$72,245,591	$77,512,013	$501,840,321	$565,306,312	$135,136,553	$151,336,088
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	Rural America Growth & Income Fund
	Six Months Ended
	May 1, 2021 to	Since Inception
	June 30, 2022	May 1, 2021 to
	(Unaudited)	December 31, 2021
Increase (Decrease) In Net Assets
Operations
Net investment income	$15,035	$10,539
Net realized gain (loss) on investments	(79,485)	9,896
Net change in unrealized appreciation (depreciation)	(826,219)	172,493
Increase (decrease) in net assets from operations	(890,669)	192,928
Distributions to Shareholders
Distributions to shareholders	(2,170)	(18,556)
Total Distributions to shareholders	(2,170)	(18,556)
Capital Share Transactions
Net capital share transactions	1,922,818	5,187,862
Total increase (decrease) in net assets from capital transactions	1,922,818	5,187,862
Total Increase (Decrease) In Net Assets	1,029,979	5,362,234
Net Assets
Beginning of period	$5,362,234	$—
End of period	$6,392,213	$5,362,234
Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Stock Index Fund		Value Fund		Growth Fund
Six Months Ended		Six Months Ended		Six Months Ended
June 30, 2022	Year Ended	June 30, 2022	Year Ended	June 30, 2022	Year Ended
(Unaudited)	December 31, 2021	(Unaudited)	December 31, 2021	(Unaudited)	December 31, 2021

$1,053,695	$1,965,230	$6,398,249	$11,588,275	$(620,310)	$(1,794,125)
(113,712)	2,230,795	43,104,869	96,849,735	7,028,559	34,831,159
(48,792,593)	48,866,809	(194,532,833)	115,477,901	(123,735,153)	21,685,920
(47,852,610)	53,062,834	(145,029,715)	223,915,911	(117,326,904)	54,722,954

(701,693)	(5,077,762)	(28,908,835)	(85,105,090)	(8,070,239)	(32,076,755)
(701,693)	(5,077,762)	(28,908,835)	(85,105,090)	(8,070,239)	(32,076,755)

(4,807,916)	4,947,932	(3,747,308)	(19,290,874)	(3,839,501)	36,958,294
(4,807,916)	4,947,932	(3,747,308)	(19,290,874)	(3,839,501)	36,958,294
(53,362,219)	52,933,004	(177,685,858)	119,519,947	(129,236,644)	59,604,493

$241,755,712	$188,822,708	$1,048,263,756	$928,743,809	$379,264,129	$319,659,636
$188,393,493	$241,755,712	$870,577,898	$1,048,263,756	$250,027,485	$379,264,129
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	International Equity Fund
	Six Months Ended
	June 30, 2022	Year Ended
	(Unaudited)	December 31, 2021
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,330,327	$1,068,618
Net realized gain (loss) on investments	1,633,582	5,271,736
Net change in unrealized appreciation (depreciation)	(27,582,918)	4,104,984
Increase (decrease) in net assets from operations	(24,619,009)	10,445,338
Distributions to Shareholders
Distributions to shareholders	(785,785)	(4,420,388)
Total Distributions to shareholders	(785,785)	(4,420,388)
Capital Share Transactions
Net capital share transactions	421,342	5,718,477
Total increase (decrease) in net assets from capital transactions	421,342	5,718,477
Total Increase (Decrease) In Net Assets	(24,983,452)	11,743,427
Net Assets
Beginning of period	$103,284,889	$91,541,462
End of period	$78,301,437	$103,284,889
Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Small-Company Stock Fund

Six Months Ended
June 30, 2022	Year Ended
(Unaudited)	December 31, 2021

$(80,752)	$1,136,724
(127,162)	48,395,731
(61,405,519)	7,941,420
(61,613,433)	57,473,875

(3,875,706)	(50,233,661)
(3,875,706)	(50,233,661)

(8,356,036)	20,240,800
(8,356,036)	20,240,800
(73,845,175)	27,481,014

$314,018,902	$286,537,888
$240,173,727	$314,018,902
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Financial Highlights

Daily Income Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	Six Months		Year Ended December 31,
	Ended

For a Share Outstanding Throughout Each	June 30, 2022
Period	(Unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations
Net investment income	—(a,b,c)	—(a,b,c)	-—(a,b,c)	0.01	0.01	-—(a,b,c)
Net realized and unrealized gain (loss) on
investments	—(c)	—(c)	—	—	—	—

Total from investment operations	—(a,c)	—(a,c)	—(a,c)	0.01	0.01	—(a,c)
Distributions
Net investment income	—(c)	—(c)	—(c)	(0.01)	(0.01)	—(c)
Net realized gain	—	—	—	—	—	—

Total distributions	—(a,c)	—(a,c)	—(a,c)	(0.01)	(0.01)	—(a,c)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.04%(d)	0.01%	0.19%	1.43%	1.08%	0.18%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$199,348	$179,589	$171,783	$162,835	$163,854	$173,927

Ratio of net investment income to average net
assets	0.09%(a,b,e)	0.01%(a,b)	0.17%(a,b)	1.42%	1.07%	0.17%(a,b)

Ratio of gross expenses before voluntary
expense limitation to average net assets	0.60%(e)	0.70%	0.78%	0.78%	0.74%	0.71%

Ratio of expenses to average net assets	0.34%(a,b,e)	0.04%(a,b)	0.37%(a,b)	0.78%	0.74%	0.66%(a,b)

(a)Effective August 14, 2009, Homestead Advisers agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017 and April 20, 2020 through May 6, 2022.

(b)Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by Homestead Advisers.

(c)Less than $0.01 per share. (d)Aggregate total return for the period.

(e)Annualized.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Short-Term Government Securities Fund

	Six Months		Year Ended December 31,
	Ended

For a Share Outstanding Throughout Each	June 30, 2022
Period	(Unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$5.21	$5.29	$5.21	$5.14	$5.15	$5.16

Income from investment operations
Net investment income	0.02	0.02	0.03	0.08	0.07	0.05
Net realized and unrealized gain (loss) on
investments	(0.23)	(0.08)	0.18	0.09	(0.01)	(0.01)

Total from investment operations	(0.21)	(0.06)	0.21	0.17	0.06	0.04
Distributions
Net investment income	(0.02)	(0.02)	(0.03)	(0.08)	(0.07)	(0.05)
Net realized gain	—	—	(0.10)	(0.02)	—(a)	—(a)

Total distributions	(0.02)	(0.02)	(0.13)	(0.10)	(0.07)	(0.05)

Net Asset Value, End of Period	$4.98	$5.21	$5.29	$5.21	$5.14	$5.15

Total Return	-4.03%(b)	-1.18%	4.13%	3.36%	1.20%	0.87%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$72,246	$77,512	$89,150	$71,516	$76,918	$75,425

Ratio of net investment income to average net
assets	0.79%(c,d)	0.32%(d)	0.58%(d)	1.52%(d)	1.37%(d)	1.02%(d)

Ratio of gross expenses before expense
limitation to average net assets	0.81%(c)	0.79%	0.81%	0.85%	0.82%	0.81%

Ratio of expenses to average net assets	0.75%(c,d)	0.75%(d)	0.75%(d)	0.75%(d)	0.75%(d)	0.75%(d)

Portfolio turnover rate	130%(e)	155%(e)	299%(e)	237%(e,f)	40%	33%

(a)Less than $0.01 per share. (b)Aggregate total return for the period.

(c)Annualized.

(d)Excludes expenses in excess of a 0.75% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023.

(e)Rate includes purchases and sales of long-term U.S. Treasury Bonds.

(f)The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

Short-Term Bond Fund

	Six Months		Year Ended December 31,
	Ended

For a Share Outstanding Throughout Each	June 30, 2022
Period	(Unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$5.19	$5.32	$5.23	$5.17	$5.19	$5.19

Income from investment operations
Net investment income	0.03	0.02	0.05	0.10	0.10	0.08
Net realized and unrealized gain (loss) on
investments	(0.28)	(0.08)	0.23	0.10	(0.02)	—(a)

Total from investment operations	(0.25)	(0.06)	0.28	0.20	0.08	0.08
Distributions
Net investment income	(0.03)	(0.02)	(0.05)	(0.10)	(0.10)	(0.08)
Net realized gain	—	(0.05)	(0.14)	(0.04)	—(a)	—(a)

Total distributions	(0.03)	(0.07)	(0.19)	(0.14)	(0.10)	(0.08)

Net Asset Value, End of Period	$4.91	$5.19	$5.32	$5.23	$5.17	$5.19

Total Return	-4.86%(b)	-1.11%	5.42%	3.90%	1.69%	1.65%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$501,840	$565,306	$565,061	$548,312	$562,033	$550,242

Ratio of net investment income to average net
assets	1.06%(c)	0.40%	0.92%	1.87%	2.02%	1.59%

Ratio of expenses to average net assets	0.79%(c)	0.79%	0.78%	0.79%	0.77%	0.76%

Portfolio turnover rate	203%(d)	355%(d)	328%(d)	276%(d,e)	39%	32%

(a)Less than $0.01 per share. (b)Aggregate total return for the period.

(c)Annualized.

(d)Rate includes purchases and sales of long-term U.S. Treasury Bonds.

(e)The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Intermediate Bond Fund

				Since Inception
				May 1, 2019
	Six Months Ended	Year Ended December 31,		to December 31 ,
	June 30, 2022

For a Share Outstanding Throughout the Period	(Unaudited)	2021	2020	2019

Net Asset Value, Beginning of Period	$5.28	$5.41	$5.13	$5.00

Income from investment operations
Net investment income	0.04	0.07	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.60)	(0.13)	0.36	0.17

Total from investment operations	(0.56)	(0.06)	0.44	0.23
Distributions
Net investment income	(0.04)	(0.07)	(0.08)	(0.06)
Net realized gain	—	—	(0.08)	(0.04)

Total distributions	(0.04)	(0.07)	(0.16)	(0.10)

Net Asset Value, End of Period	$4.68	$5.28	$5.41	$5.13

Total Return	-10.63%(a)	-1.12%	8.70%	4.69%(a)
Ratios/Supplemental Data

Net assets, end of period (thousands)	$135,137	$151,336	$92,660	$23,845

Ratio of net investment income to average net assets	1.51%(b,c)	1.03%(c)	1.19%(c)	1.69%(b,c)

Ratio of gross expenses before expense limitation to
average net assets	0.88%(b)	0.91%	1.13%	2.49%(b)

Ratio of expenses to average net assets	0.80%(b,c)	0.80%(c)	0.80%(c)	0.80%(b,c)

Portfolio turnover rate	136%(d)	249%(d)	359%(d)	395%(d)

(a)Aggregate total return for the period. (b)Annualized.

(c)Excludes expenses in excess of a 0.80% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023. (d)Rate includes purchases and sales of long-term U.S. Treasury Bonds.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

Rural America Growth & Income Fund

		Since Inception
	Six Months Ended	May 1, 2021
		to December 31 ,
	June 30, 2022

For a Share Outstanding Throughout the Period	(Unaudited)	2021

Net Asset Value, Beginning of Period	$10.42	$10.00

Income from investment operations
Net investment income	0.02	0.02
Net realized and unrealized gain (loss) on investments	(1.60)	0.44

Total from investment operations	(1.58)	0.46
Distributions
Net investment income	—(a)	(0.02)
Net realized gain	—(a)	(0.02)

Total distributions	—	(0.04)

Net Asset Value, End of Period	$8.84	$10.42

Total Return	-15.13%(b)	4.58%(b)
Ratios/Supplemental Data

Net assets, end of period (thousands)	$6,392	$5,362

Ratio of net investment income to average net assets	0.47%(c,d)	0.44%(c,d)

Ratio of gross expenses before expense limitation to average net assets	3.11%(c)	5.12%(c)

Ratio of expenses to average net assets	1.00%(c,d)	1.00%(c,d)

Portfolio turnover rate	39%	9%

(a)Less than $0.01 per share. (b)Aggregate total return for the period.

(c)Annualized.

(d)Excludes expenses in excess of a 1.00% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Stock Index Fund

	Six Months		Year Ended December 31,
	Ended

For a Share Outstanding Throughout Each	June 30, 2022
Period	(Unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$34.82	$27.78	$23.93	$18.67	$20.02	$16.67

Income from investment operations
Net investment income	0.15	0.29	0.32	0.34	0.32	0.27
Net realized and unrealized gain (loss) on
investments	(7.17)	7.50	3.92	5.39	(1.30)	3.26

Total from investment operations	(7.02)	7.79	4.24	5.73	(0.98)	3.53
Distributions
Net investment income	—(a)	(0.30)	(0.31)	(0.38)	(0.37)	(0.18)
Net realized gain	(0.10)	(0.45)	(0.08)	(0.09)	—	—

Total distributions	(0.10)	(0.75)	(0.39)	(0.47)	(0.37)	(0.18)

Net Asset Value, End of Period	$27.70	$34.82	$27.78	$23.93	$18.67	$20.02

Total Return	-20.15%(b)	28.09%	17.80%	30.77%	-4.95%	21.16%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$188,393	$241,756	$188,823	$170,951	$133,934	$145,094

Ratio of net investment income to average net
assets	0.99%(c)	0.91%	1.30%	1.39%	1.39%	1.42%

Ratio of expenses to average net assets	0.48%(c)	0.50%	0.53%	0.59%	0.56%	0.55%

Portfolio turnover rate (d)	N/A	N/A	N/A	N/A	N/A	N/A

(a)Less than $0.01 per share. (b)Aggregate total return for the period.

(c)Annualized.

(d)Substantially all of the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. Please refer to the financial highlights in the Appendix for the portfolio turnover rate of the S&P 500 Index Master Portfolio.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

Value Fund

	Six Months		Year Ended December 31,
	Ended

For a Share Outstanding Throughout Each	June 30, 2022
Period	(Unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$54.33	$47.28	$51.51	$46.64	$55.26	$47.70

Income from investment operations
Net investment income	0.35	0.63	0.66	0.83	0.91	1.00
Net realized and unrealized gain (loss) on
investments	(8.01)	11.12	2.94	11.93	(4.39)	9.52

Total from investment operations	(7.66)	11.75	3.60	12.76	(3.48)	10.52
Distributions
Net investment income	(0.34)	(0.64)	(0.66)	(0.83)	(0.91)	(1.00)
Net realized gain	(1.21)	(4.06)	(7.17)	(7.06)	(4.23)	(1.96)

Total distributions	(1.55)	(4.70)	(7.83)	(7.89)	(5.14)	(2.96)

Net Asset Value, End of Period	$45.12	$54.33	$47.28	$51.51	$46.64	$55.26

Total Return	-14.11%(a)	25.07%	7.61%	27.69%	-6.36%	22.17%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$870,578	$1,048,264	$928,744	$992,108	$875,266	$1,118,709

Ratio of net investment income to average net
assets	1.33%(b)	1.14%	1.35%	1.53%	1.55%	1.92%

Ratio of expenses to average net assets	0.61%(b)	0.63%	0.65%	0.66%	0.60%	0.60%

Portfolio turnover rate	7%	9%	22%	17%(c)	1%	7%

(a)Aggregate total return for the period. (b)Annualized.

(c)The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Growth Fund

	Six Months		Year Ended December 31,
	Ended

For a Share Outstanding Throughout Each	June 30, 2022
Period	(Unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$16.66	$15.56	$11.78	$9.68	$10.36	$8.07

Income from investment operations
Net investment income (loss)	-0.03	-0.08	-—	-—	0.02	-—
Net realized and unrealized gain (loss) on
investments	(5.20)	2.70	4.52	2.73	0.41	3.04

Total from investment operations	(5.23)	2.62	4.52	2.73	0.43	3.04
Distributions
Net investment income	—	—	—	—	(0.02)	—
Net realized gain	(0.37)	(1.52)	(0.74)	(0.63)	(1.09)	(0.75)

Total distributions	(0.37)	(1.52)	(0.74)	(0.63)	(1.11)	(0.75)

Net Asset Value, End of Period	$11.06	$16.66	$15.56	$11.78	$9.68	$10.36

Total Return	-31.40%(a)	17.13%	38.65%	28.36%	3.96%	37.68%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$250,027	$379,264	$319,660	$243,548	$194,467	$178,020

Ratio of net investment income (loss) to
average net assets	(0.41)%(b)	(0.50)%	(0.46)%	(0.14)%	0.14%	(0.12)%

Ratio of expenses to average net assets	0.82%(b)	0.84%	0.89%	0.93%	0.86%	0.93%

Portfolio turnover rate	11%	26%	23%	29%	34%	37%

(a)Aggregate total return for the period. (b)Annualized.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights

International Equity Fund

	Six Months		Year Ended December 31,
	Ended

For a Share Outstanding Throughout Each	June 30, 2022
Period	(Unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$11.52	$10.84	$8.99	$7.28	$8.49	$6.69

Income from investment operations
Net investment income	0.14	0.13	0.06	0.12	0.12	0.08
Net realized and unrealized gain (loss) on
investments	(2.89)	1.07	1.86	1.69	(1.20)	1.80

Total from investment operations	(2.75)	1.20	1.92	1.81	(1.08)	1.88
Distributions
Net investment income	(0.01)	(0.12)	(0.07)	(0.10)	(0.13)	(0.08)
Net realized gain	(0.07)	(0.40)	—	—	—	—

Total distributions	(0.08)	(0.52)	(0.07)	(0.10)	(0.13)	(0.08)

Net Asset Value, End of Period	$8.69	$11.52	$10.84	$8.99	$7.28	$8.49

Total Return	-23.80%(a)	11.09%	21.34%	24.83%	-12.74%	28.12%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$78,301	$103,285	$91,541	$78,775	$66,082	$74,138

Ratio of net investment income to average net
assets	2.98%(b,c)	1.07%(c)	0.65%(c)	1.29%(c)	1.39%(c)	1.03%(c)

Ratio of gross expenses before voluntary
expense limitation to average net assets	1.17%(b)	1.19%	1.24%	1.30%	1.23%	1.25%

Ratio of expenses to average net assets	1.00%(b,c)	1.00%(c)	0.99%(c)	0.99%(c)	0.99%(c)	0.99%(c)

Portfolio turnover rate	8%	13%	15%	27%	16%	11%

(a)Aggregate total return for the period. (b)Annualized.

(c)Excludes expenses in excess of a 1.00% contractual expense limitation with Homestead Advisers, in effect through April 30, 2023. Prior to May 1, 2021, the actual contractual expense limitation was 0.99%.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights

Small-Company Stock Fund

	Six Months		Year Ended December 31,
	Ended

For a Share Outstanding Throughout Each	June 30, 2022
Period	(Unaudited)	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$28.72	$28.36	$26.25	$25.57	$44.11	$41.13

Income from investment operations
Net investment income (loss)	(0.01)	0.12	(—)	0.18	0.15	0.08
Net realized and unrealized gain (loss) on
investments	(5.75)	5.53	5.70	5.42	(11.45)	4.86

Total from investment operations	(5.76)	5.65	5.70	5.60	(11.30)	4.94
Distributions
Net investment income	—	(0.12)	—(a)	(0.18)	(0.15)	(0.08)
Net realized gain	(0.37)	(5.17)	(3.59)	(4.74)	(7.09)	(1.88)

Total distributions	(0.37)	(5.29)	(3.59)	(4.92)	(7.24)	(1.96)

Net Asset Value, End of Period	$22.59	$28.72	$28.36	$26.25	$25.57	$44.11

Total Return	-20.06%(b)	20.68%	22.08%	22.16%	-26.18%	11.99%
Ratios/Supplemental Data

Net assets, end of period (thousands)	$240,174	$314,019	$286,538	$332,450	$486,993	$1,277,434

Ratio of net investment income (loss) to
average net assets	(0.06)%(c)	0.36%	(0.16)%	0.54%	0.26%	0.14%

Ratio of expenses to average net assets	1.02%(c)	1.06%	1.12%	1.05%	0.90%	0.88%

Portfolio turnover rate	4%	24%	18%	38%(d)	5%	7%

(a)Less than $0.01 per share. (b)Aggregate total return for the period.

(c)Annualized.

(d)The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements | (Unaudited)

1. Organization

Homestead Funds, Inc. (the "Corporation") is a Maryland corporation organized on June 29, 1990. Homestead Funds Trust (the "Trust") is a Massachusetts business trust organized on February 15, 2019. The Corporation and the Trust are each registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation currently consists of eight portfolios, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund, and the Trust currently consists of two portfolios, Intermediate Bond Fund and Rural America Growth & Income Fund (collectively, the "Homestead Funds"). The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to collectively as the "Board".

Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds' Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act.

The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At June 30, 2022, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio ("Master Portfolio"), an open-end investment company managed by BlackRock Fund Advisors. At June 30, 2022, the Stock Index Fund's investment constituted 0.67% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.

2. Summary of Significant Accounting Policies

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: Each Fund's net asset value per share is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. ET), ("Valuation Time"). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund will advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day's NAV. The Board has designated Homestead Advisers Corp. ("Adviser" or "Homestead Advisers") as the Funds' valuation designee pursuant to

Rule 2a-5 under the 1940 Act effective September 8, 2022. Homestead Advisers and the Board have each adopted policies and procedures for the valuation of portfolio securities ("Valuation Procedures"). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Valuation Procedures. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds' approved independent pricing services. Homestead Advisers will fair value a security in accordance with the Valuation Procedures if: (i) readily available market quotations are not available; (ii) in the opinion of the Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value; or (iii) a significant event has occurred that would impact a security's valuation.

The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser. Homestead Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.

A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:

•Level 1—quoted prices in active markets for identical investments;

•Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

•Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair valuation of investments).

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period.

The Funds use the following valuation techniques to value securities by major category:

Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.

Domestic equity securities and shares of exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.

Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.

Fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are (1) valued by an independent pricing service based on market prices or broker/dealer quotations or other appropriate measures, or (2) valued at market value generated by Homestead Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads,monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (2) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.

Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.

Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. The amortized cost method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security's valuation, the security will be fair valued as determined in good faith by the Fund's Adviser based on the Valuation Procedures approved by the Board. The determination of a security's fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.

The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio's financial statements, included in the Appendix of this report.

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

The following table summarizes each Fund's investments, based on the inputs used to determine their values on June 30, 2022 (other than Stock Index Fund). The level classifications of the Master Portfolio as of June 30, 2022 are included in the Appendix.

Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$164,752,875	$—	$164,752,875
Money Market Fund	38,643,799	—	—	38,643,799
Total	$38,643,799	$164,752,875	$—	$203,396,674
Short-Term Government Securities Fund
U.S. Government & Agency Obligations	$—	$ 39,512,176	$—	$39,512,176
Corporate Bonds Guaranteed by Export-Import Bank of the
United States	—	26,515,613	—	26,515,613
Asset-Backed Securities	—	2,169,121	—	2,169,121
Corporate Bonds–Other	—	974,671	—	974,671
Mortgage-Backed Security	—	515,693	—	515,693
Municipal Bonds	—	297,260	—	297,260
Money Market Fund	2,099,023	—	—	2,099,023
Total	$2,099,023	$69,984,534	$—	$72,083,557
Short-Term Bond Fund
U.S. Government & Agency Obligations	$—	$225,030,401	$—	$225,030,401
Corporate Bonds–Other	—	140,624,798	—	140,624,798
Asset-Backed Securities	—	56,925,242	—	56,925,242
Yankee Bonds	—	37,249,369	—	37,249,369
Corporate Bonds Guaranteed by Export-Import Bank of the
United States	—	12,639,827	—	12,639,827
Municipal Bonds	—	6,394,234	—	6,394,234
Mortgage-Backed Securities	—	1,949,436	—	1,949,436
Money Market Fund	22,052,995	—	—	22,052,995
Total	$22,052,995	$480,813,307	$—	$502,866,302
Intermediate Bond Fund
U.S. Government & Agency Obligations	$—	$48,423,699	$—	$48,423,699
Corporate Bonds–Other	—	35,928,545	—	35,928,545
Mortgage-Backed Securities	—	18,443,281	—	18,443,281
Asset-Backed Securities	—	15,801,738	—	15,801,738
Yankee Bonds	—	8,184,833	—	8,184,833
Municipal Bonds	—	3,932,933	—	3,932,933
Corporate Bonds Guaranteed by Export-Import Bank of the
United States	—	606,649	—	606,649
Money Market Fund	3,252,718	—	—	3,252,718
Total	$3,252,718	$131,321,678	$—	$134,574,396
Rural America Growth & Income Fund
Common Stocks	$ 3,605,573	$—	$—	$3,605,573
Corporate Bonds–Other	—	1,086,670	—	1,086,670
U.S. Government & Agency Obligations	—	748,961	—	748,961
Asset-Backed Securities	—	231,185	—	231,185
Municipal Bonds	—	119,433	—	119,433
Mortgage-Backed Securities	—	95,959	—	95,959
Money Market Fund	498,900	—	—	498,900
Total	$4,104,473	$2,282,208	$—	$6,386,681

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$851,858,738	$—	$—	$851,858,738
Money Market Fund	20,466,297	—	—	20,466,297
Total	$872,325,035	$—	$—	$872,325,035
Growth Fund
Common Stocks	$248,131,338	$—	$—	$248,131,338
Money Market Fund	2,233,166	—	—	2,233,166
Total	$250,364,504	$—	$—	$250,364,504
International Equity Fund
Common Stocks	$ 11,889,824	$ 63,487,397	$—	$ 75,377,221
Money Market Fund	2,817,711	—	—	2,817,711
Total	$14,707,535	$63,487,397	$—	$78,194,932
Small-Company Stock Fund
Common Stocks	$236,424,199	$—	$—	$236,424,199
Money Market Fund	4,318,420	—	—	4,318,420
Total	$240,742,619	$—	$—	$240,742,619

Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

To-be-announced securities: The Intermediate Bond Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. The Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA security.

Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities, Short-Term Bond, and Intermediate Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Rural America Growth & Income, Stock Index, Growth, International Equity, and Small-Company Stock Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.

Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.

The Stock Index Fund records a pro rata share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses in addition to the Fund's own expenses, which are accrued daily.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.

General expenses of the Trust are allocated to each fund of the Trust and general expenses of the Corporation are allocated to each fund of the Corporation, in each case based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund.

Management considered events occurring between the date of this report, June 30, 2022, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

3. Federal Income Tax Information

The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.

Management has analyzed the Funds' tax positions and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.

Each Fund files U.S. federal, state, and local tax returns as required. Each Fund's tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, unused capital losses, partnership investments, deferred Director's fees, passive foreign investment company transactions, and REIT transactions, which are reflected as book/tax differences in the following tables.

At June 30, 2022, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:

				Net Tax
				Appreciation
	Tax Cost	Tax Appreciation	Tax Depreciation	(Depreciation)
Daily Income Fund	$203,396,674	$—	$—	$—
Short-Term Gov. Securities Fund	$74,457,534	$12,131	$(2,386,108)	$(2,373,977)
Short-Term Bond Fund	$523,043,089	$57,533	$(20,234,320)	$(20,176,787)
Intermediate Bond Fund	$147,518,644	$9,440	$(12,953,688)	$(12,944,248)
Rural America Growth & Income Fund	$7,040,510	$62,768	$(716,597)	$(653,829)
Value Fund	$560,317,867	$331,828,164	$(19,820,997)	$312,007,167
Growth Fund	$196,181,046	$86,993,888	$(32,810,430)	$54,183,458
International Equity Fund	$69,819,679	$13,805,618	$(5,430,365)	$8,375,253
Small-Company Stock Fund	$204,199,201	$56,103,502	$(19,560,084)	$36,543,418

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio's unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.

4. Investment Transactions

Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended June 30, 2022, were as follows:

		Proceeds
	Purchases	from Sale
Short-Term Gov. Securities Fund	$1,449,620	$15,019,477
Short-Term Bond Fund	$111,337,794	$212,828,406
Intermediate Bond Fund	$29,763,430	$53,373,618
Rural America Growth & Income Fund	$3,370,913	$2,243,640
Value Fund	$67,716,078	$94,809,500
Growth Fund	$34,923,622	$47,150,788
International Equity Fund	$9,269,494	$7,330,677
Small-Company Stock Fund	$10,749,511	$23,435,435

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended June 30, 2022, were as follows:

		Proceeds
	Purchases	from Sale
Short-Term Gov. Securities Fund	$93,995,863	$83,196,808
Short-Term Bond Fund	$931,450,165	$872,657,736
Intermediate Bond Fund	$163,538,914	$133,017,524
Rural America Growth & Income Fund	$641,194	$114,078

5. Related Parties

The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and Homestead Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association ("NRECA"), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund's average daily net assets. The annualized management fee rate for the Daily Income Fund was reduced from 0.50% of the Fund's average daily net assets to 0.40% of the Fund's average daily net assets on May 1, 2021. The annualized management fee rates are 0.40% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.60% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.45% of average daily net assets in excess of $1 billion for Intermediate Bond Fund; 0.65% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.40% of average daily net assets in excess of $1 billion for Rural America Growth & Income Fund; 0.65% of average daily net assets up to

$200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund; and 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund.

Homestead Financial Services Corp., a wholly-owned, indirect subsidiary of NRECA, is the distributor and principal underwriter for Homestead Funds and does not receive any commissions or other compensation for the services it provides.

Prior to May 1, 2022, Homestead Advisers Corp. was named "RE Advisers Corporation" and Homestead Financial Services Corp. was named "RE Investment Corporation."

Invesco Advisers, Inc. ("Invesco") is the sub-advisor of the Daily Income Fund. T. Rowe Price Associates, Inc. ("T. Rowe") is the sub-advisor for the Growth Fund and Harding Loevner LP ("Harding") is the sub-advisor for the International Equity Fund. The sub-advisors select, buy, and sell securities under the supervision and oversight of Homestead Advisers and the Board of Directors. Homestead Advisers pays the sub-advisors from the fees it receives from the Funds.

Homestead Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which Homestead Advisers provides certain administrative services to the Fund. Pursuant to this agreement, Homestead Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.01% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.

Homestead Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds effective May 1, 2022, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.60% of the average daily net assets of the Daily Income Fund, 0.75% of the average daily net assets of the Short-Term Government Securities and Stock Index Funds; 0.80% of the average daily net assets of the Short-Term Bond and Intermediate Bond Funds; 1.00% of the average daily net assets of Rural America Growth & Income Fund, Growth Fund, and International Equity

Fund; 1.25% of the average daily net assets of Value Fund, and 1.50% of the average daily net assets of Small-Company Stock Fund.

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

Pursuant to the Expense Limitation Agreement, management fees waived for the period ended June 30, 2022 amounted to

$21,434 for Short-Term Government Securities Fund, $55,287 for Intermediate Bond Fund, $20,632 for Rural America Growth & Income Fund, and $75,601 for International Equity Fund. In addition, Homestead Advisers reimbursed $46,454 of the expenses of the Rural America Growth & Income Fund.

On August 14, 2009, Homestead Advisers voluntarily agreed to waive fees and/or reimburse expenses, to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017. Homestead Advisers voluntarily waived fees for this Fund again from April 20,

2020 through May 6, 2022. Per the temporary waiver, Homestead Advisers waived $239,207 of management fees for the period ended June 30, 2022.

Under a Deferred Compensation Plan (the "Plan"), Independent Directors or Trustees of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director / Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director / Trustee's deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director, Trustee and Board meeting expenses on the Statement of Operations.

As of June 30, 2022, one shareholder of record, an omnibus account, held approximately 11% of the net assets of the Small-Company Stock Fund, and one shareholder of record, the Adviser, held approximately 14% of the net assets in the Rural America Growth & Income Fund. No other shareholders, including omnibus accounts, held more than 10% of the outstanding shares of any of the Funds.

6. Capital Share Transactions

As of June 30, 2022, unlimited shares of $.01 par value capital shares are authorized for Intermediate Bond Fund and Rural America Growth & Income Fund; 500 million shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund, and Small-Company Stock Fund. Transactions in capital shares were as follows:

		Shares Issued
		In
	Shares	Reinvestment	Total Shares	Total Shares	Net Increase
	Sold	of Dividends	Issued	Redeemed	(Decrease)
Period Ended June 30, 2022
In Dollars
Daily Income Fund	$64,557,017	$88,159	$64,645,176	$(44,882,192)	$19,762,984
Short-Term Government Securities Fund	$4,284,050	$292,711	$4,576,761	$(6,553,495)	$(1,976,734)
Short-Term Bond Fund	$(58,424,448)	$2,892,280	$(55,532,168)	$22,336,398	$(33,195,770)
Intermediate Bond Fund	$8,749,149	$1,152,017	$9,901,166	$(8,756,536)	$1,144,630
Rural America Growth & Income Fund	$4,786,096	$2,168	$4,788,264	$(2,865,446)	$1,922,818
Stock Index Fund	$11,528,522	$680,277	$12,208,799	$(17,016,715)	$(4,807,916)
Value Fund	$28,798,763	$28,127,680	$56,926,443	$(60,673,751)	$(3,747,308)
Growth Fund	$16,527,211	$7,991,223	$24,518,434	$(28,357,935)	$(3,839,501)
International Equity Fund	$4,135,132	$740,505	$4,875,637	$(4,454,295)	$421,342
Small-Company Stock Fund	$5,913,138	$3,744,487	$9,657,625	$(18,013,661)	$(8,356,036)
In Shares
Daily Income Fund	64,557,017	88,159	64,645,176	(44,882,192)	19,762,984
Short-Term Government Securities Fund	845,268	58,084	903,352	(1,295,773)	(392,421)
Short-Term Bond Fund	4,414,100	579,488	4,993,588	(11,617,450)	(6,623,862)
Intermediate Bond Fund	1,781,728	236,130	2,017,858	(1,769,971)	247,887
Rural America Growth & Income Fund	500,993	246	501,239	(292,520)	208,719
Stock Index Fund	368,416	24,558	392,974	(534,464)	(141,490)
Value Fund	561,374	623,367	1,184,741	(1,185,478)	(737)
Growth Fund	1,205,870	722,495	1,928,365	(2,089,169)	(160,804)
International Equity Fund	410,496	85,204	495,700	(444,424)	51,276
Small-Company Stock Fund	230,402	165,753	396,155	(696,220)	(300,065)

Notes to Financial Statements

Notes to Financial Statements | (Unaudited) | (Continued)

		Shares Issued
		In
	Shares	Reinvestment	Total Shares	Total Shares	Net Increase
	Sold	of Dividends	Issued	Redeemed	(Decrease)
Year Ended December 31, 2021
In Dollars
Daily Income Fund	$117,288,844	$16,979	$117,305,823	$(109,498,170)	$7,807,653
Short-Term Government Securities Fund	$11,853,556	$272,740	$12,126,296	$(22,419,489)	$(10,293,193)
Short-Term Bond Fund	$106,966,199	$7,643,200	$114,609,399	$(101,062,892)	$13,546,507
Intermediate Bond Fund	$74,980,483	$1,690,202	$76,670,685	$(15,338,009)	$61,332,676
Rural America Growth & Income Fund	$5,753,354	$18,551	$5,771,905	$(584,043)	$5,187,862
Stock Index Fund	$31,088,322	$5,006,751	$36,095,073	$(31,147,141)	$4,947,932
Value Fund	$71,920,677	$83,431,312	$155,351,989	$(174,642,863)	$(19,290,874)
Growth Fund	$71,087,698	$31,887,045	$102,974,743	$(66,016,449)	$36,958,294
International Equity Fund	$13,647,206	$4,408,623	$18,055,829	$(12,337,352)	$5,718,477
Small-Company Stock Fund	$26,754,838	$49,753,560	$76,508,398	$(56,267,598)	$20,240,800
In Shares
Daily Income Fund	117,288,844	16,979	117,305,823	(109,498,170)	7,807,653
Short-Term Government Securities Fund	2,253,734	51,942	2,305,676	(4,273,144)	(1,967,468)
Short-Term Bond Fund	(19,143,494)	1,456,777	(17,686,717)	20,228,826	2,542,109
Intermediate Bond Fund	14,097,662	318,492	14,416,154	(2,894,304)	11,521,850
Rural America Growth & Income Fund	569,936	1,812	571,748	(56,987)	514,761
Stock Index Fund	987,453	147,889	1,135,342	(987,454)	147,888
Value Fund	1,351,918	1,554,431	2,906,349	(3,255,281)	(348,932)
Growth Fund	4,185,515	1,947,685	6,133,200	(3,903,638)	2,229,562
International Equity Fund	1,207,830	388,675	1,596,505	(1,078,728)	517,777
Small-Company Stock Fund	835,192	1,765,342	2,600,534	(1,769,183)	831,351

7. Subsequent Events

Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.

Notes to Financial Statements

Directors, Trustees and Officers

James F. Perna, Director/Trustee and Chairman of the Board

Mark D. Santero, President, Chief Executive Officer, and Director/Trustee Douglas W. Johnson, Director/Trustee and Chairman of the Audit Committee Kenneth R. Meyer, Director/Trustee and Chairman of the Compensation Committee Julie H. Dellinger, Director/Trustee and Vice Chair of the Audit Committee Anthony M. Marinello, Director/Trustee

Judith H. McKinney, Director/Trustee

Sheldon C. Petersen, Director/Trustee

Mark Rose, Director/Trustee

Peter J. Tonetti, Director/Trustee

Danielle C. Sieverling, Chief Compliance Officer

Jennifer (Laurie) Webster, Chief Operations Officer

Jeremy Sperlazza, Secretary

Amy M. DiMauro, Treasurer

94Directors and Officers

Appendix

S&P 500 Index Master Portfolio

Master Portfolio Information	as of June 30, 2022
TEN LARGEST HOLDINGS
Percent of
Security	Net Assets

Apple, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 6.5%
Microsoft Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 5.9
Amazon.com, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 2.9
Alphabet, Inc., Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 2.0
Alphabet, Inc., Class C . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.9
Tesla, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.7
Berkshire Hathaway, Inc., Class B . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.5
UnitedHealth Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.5
Johnson & Johnson . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.4
NVIDIA Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . 1.2
S&P 500 Index Master Portfolio
SECTOR ALLOCATION
Percent of
Sector(a)	Net Assets
Information Technology . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 26.4%
Health Care . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 14.9
Financials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 10.6
Consumer Discretionary . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 10.4
Communication Services . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 8.7
Industrials. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 7.7
Consumer Staples. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 6.9
Energy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 4.3
Utilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 3.0
Real Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 2.9
Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 2.5
Investment Companies . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 1.1
Short-Term Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . 1.3
Liabilities in Excess of Other Assets . . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . . . . . . (0.7)

(a)For S&P 500 Index Master Portfolio (the "Master Portfolio") compliance purposes, the Master Portfolio's sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	1

Schedule of Investments (unaudited)

June 30, 2022

Security	Shares	Value
Common Stocks
Aerospace & Defense — 1.7%
Boeing Co.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	484,328	$66,217,324
General Dynamics Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	200,043	44,259,514
Howmet Aerospace, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	329,069	10,349,220
Huntington Ingalls Industries, Inc.. . . . . . . . . . . . . . . . . .	34,143	7,437,029
L3Harris Technologies, Inc.(b) . . . . . . . . . . . . . . . . . . . . . .	167,970	40,598,349
Lockheed Martin Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	206,254	88,680,970
Northrop Grumman Corp.(b) . . . . . . . . . . . . . . . . . . . . . . .	127,353	60,947,325
Raytheon Technologies Corp. . . . . . . . . . . . . . . . . . . . . .	1,295,201	124,481,768
Textron, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	189,929	11,598,964
TransDigm Group, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	45,160	24,236,017
		478,806,480
Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.. . . . . . . . . . . . . . . . . . . . . .	112,045	11,358,002
Expeditors International of Washington, Inc. . . . . . . . .	147,027	14,329,251
FedEx Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	207,655	47,077,465
United Parcel Service, Inc., Class B. . . . . . . . . . . . . . . .	639,605	116,753,497
		189,518,215
Airlines(a) — 0.2%
Alaska Air Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	110,571	4,428,369
American Airlines Group, Inc.(b) . . . . . . . . . . . . . . . . . . . .	564,221	7,154,322
Delta Air Lines, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	552,038	15,992,541
Southwest Airlines Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	510,705	18,446,665
United Airlines Holdings, Inc. . . . . . . . . . . . . . . . . . . . . . .	281,394	9,966,975
		55,988,872
Auto Components — 0.1%
Aptiv PLC(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	235,948	21,015,888
BorgWarner, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	211,222	7,048,478
		28,064,366
Automobiles — 2.0%
Ford Motor Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,439,017	38,276,259
General Motors Co.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,269,758	40,327,514
Tesla, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	730,812	492,143,417
		570,747,190
Banks — 3.6%
Bank of America Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,169,471	192,055,632
Citigroup, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,691,174	77,777,092
Citizens Financial Group, Inc. . . . . . . . . . . . . . . . . . . . . .	429,830	15,340,633
Comerica, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	113,951	8,361,724
Fifth Third Bancorp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	597,497	20,075,899
First Republic Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	156,448	22,559,802
Huntington Bancshares, Inc.. . . . . . . . . . . . . . . . . . . . . . .	1,237,331	14,885,092
JPMorgan Chase & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,557,809	288,034,872
KeyCorp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	813,833	14,022,343
M&T Bank Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	155,528	24,789,608
PNC Financial Services Group, Inc.. . . . . . . . . . . . . . . .	360,178	56,825,283
Regions Financial Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . .	815,435	15,289,406
Signature Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54,749	9,811,568
SVB Financial Group(a). . . . . . . . . . . . . . . . . . . . . . . . . . . .	51,221	20,231,783
Truist Financial Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,158,559	54,950,453
U.S. Bancorp . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,178,051	54,213,907
Wells Fargo & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,300,930	129,297,428
Zions Bancorp NA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	131,562	6,696,506
		1,025,219,031
Beverages — 1.8%
Brown-Forman Corp., Class B . . . . . . . . . . . . . . . . . . . . .	157,023	11,016,734
Coca-Cola Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,397,749	213,752,389
Constellation Brands, Inc., Class A(b). . . . . . . . . . . . . . .	142,631	33,241,581

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Beverages (continued)
Keurig Dr. Pepper, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	642,397	$22,734,430
Molson Coors Beverage Co., Class B . . . . . . . . . . . . . .	161,725	8,815,630
Monster Beverage Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . .	326,636	30,279,157
PepsiCo, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,204,147	200,683,139
		520,523,060
Biotechnology — 2.2%
AbbVie, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,538,935	235,703,284
Amgen, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	465,222	113,188,513
Biogen, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	126,583	25,815,337
Gilead Sciences, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,088,686	67,291,682
Incyte Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	165,349	12,561,563
Moderna, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	301,368	43,050,419
Regeneron Pharmaceuticals, Inc.(a) . . . . . . . . . . . . . . . .	94,079	55,612,919
Vertex Pharmaceuticals, Inc.(a) . . . . . . . . . . . . . . . . . . . .	222,732	62,763,650
		615,987,367
Building Products — 0.4%
A O Smith Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	112,155	6,132,635
Allegion PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	79,067	7,740,659
Carrier Global Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	744,692	26,555,717
Fortune Brands Home & Security, Inc. . . . . . . . . . . . . .	116,636	6,984,164
Johnson Controls International PLC. . . . . . . . . . . . . . . .	609,813	29,197,847
Masco Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	210,595	10,656,107
Trane Technologies PLC . . . . . . . . . . . . . . . . . . . . . . . . . .	201,846	26,213,740
		113,480,869
Capital Markets — 2.8%
Ameriprise Financial, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	96,306	22,890,010
Bank of New York Mellon Corp. . . . . . . . . . . . . . . . . . . . .	643,681	26,847,935
BlackRock, Inc.(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	123,749	75,368,091
Cboe Global Markets, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	92,728	10,495,882
Charles Schwab Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,313,419	82,981,813
CME Group, Inc., Class A(b) . . . . . . . . . . . . . . . . . . . . . . .	311,922	63,850,433
FactSet Research Systems, Inc. . . . . . . . . . . . . . . . . . . .	33,178	12,759,264
Franklin Resources, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	241,316	5,625,076
Goldman Sachs Group, Inc. . . . . . . . . . . . . . . . . . . . . . . .	299,100	88,838,682
Intercontinental Exchange, Inc. . . . . . . . . . . . . . . . . . . . .	487,634	45,857,101
Invesco Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	303,177	4,890,245
MarketAxess Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	32,527	8,327,237
Moody's Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	140,369	38,176,157
Morgan Stanley. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,218,729	92,696,528
MSCI, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70,747	29,158,376
Nasdaq, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	101,593	15,496,996
Northern Trust Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	179,182	17,287,479
Raymond James Financial, Inc.. . . . . . . . . . . . . . . . . . . .	170,192	15,216,867
S&P Global, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	302,281	101,886,834
State Street Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	319,896	19,721,588
T Rowe Price Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	198,924	22,599,756
		800,972,350
Chemicals — 1.8%
Air Products & Chemicals, Inc.. . . . . . . . . . . . . . . . . . . . .	192,429	46,275,326
Albemarle Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	101,530	21,217,739
Celanese Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	93,460	10,991,830
CF Industries Holdings, Inc. . . . . . . . . . . . . . . . . . . . . . . .	181,667	15,574,312
Corteva, Inc.(b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	630,985	34,161,528
Dow, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	638,558	32,955,978
DuPont de Nemours, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	445,155	24,741,715
Eastman Chemical Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	113,044	10,147,960
Ecolab, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	216,380	33,270,589
FMC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	109,796	11,749,270
International Flavors & Fragrances, Inc. . . . . . . . . . . . .	221,082	26,335,288
Linde PLC(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	438,297	126,023,536
2	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022

Security	Shares	Value
Chemicals (continued)
LyondellBasell Industries NV, Class A . . . . . . . . . . . . . .	226,980	$19,851,671
Mosaic Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	315,251	14,889,305
PPG Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	206,714	23,635,679
Sherwin-Williams Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	209,356	46,876,902
		498,698,628
Commercial Services & Supplies — 0.5%
Cintas Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	75,746	28,293,403
Copart, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	184,515	20,049,400
Republic Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	181,257	23,721,104
Rollins, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	192,545	6,723,671
Waste Management, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . .	334,014	51,097,462
		129,885,040
Communications Equipment — 0.8%
Arista Networks, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	193,923	18,178,342
Cisco Systems, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,617,769	154,261,670
F5, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53,572	8,198,659
Juniper Networks, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	278,138	7,926,933
Motorola Solutions, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	146,853	30,780,389
		219,345,993
Construction & Engineering — 0.1%
Quanta Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	123,676	15,501,550
Construction Materials — 0.1%
Martin Marietta Materials, Inc.(b) . . . . . . . . . . . . . . . . . . .	54,360	16,266,687
Vulcan Materials Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	114,692	16,297,733
		32,564,420
Consumer Finance — 0.5%
American Express Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	531,216	73,637,162
Capital One Financial Corp. . . . . . . . . . . . . . . . . . . . . . . .	342,299	35,664,133
Discover Financial Services . . . . . . . . . . . . . . . . . . . . . . .	244,686	23,142,402
Synchrony Financial . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	436,735	12,062,620
		144,506,317
Containers & Packaging — 0.3%
Amcor PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,302,744	16,193,108
Avery Dennison Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	72,146	11,678,273
Ball Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	279,717	19,236,138
International Paper Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	322,772	13,501,553
Packaging Corp. of America . . . . . . . . . . . . . . . . . . . . . . .	83,104	11,426,800
Sealed Air Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	127,950	7,385,274
Westrock Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	227,684	9,070,930
		88,492,076
Distributors — 0.1%
Genuine Parts Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	124,310	16,533,230
LKQ Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	231,177	11,348,479
Pool Corp.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,475	12,108,654
		39,990,363
Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(a) . . . . . . . . . . . . . . .	1,575,569	430,161,848
Diversified Telecommunication Services — 1.2%
AT&T, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,234,607	130,677,363
Lumen Technologies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	800,526	8,733,738
Verizon Communications, Inc. . . . . . . . . . . . . . . . . . . . . .	3,657,373	185,611,680
		325,022,781
Electric Utilities — 1.9%
Alliant Energy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	217,142	12,726,693
American Electric Power Co., Inc.. . . . . . . . . . . . . . . . . .	447,234	42,907,630
Constellation Energy Corp.(b) . . . . . . . . . . . . . . . . . . . . . .	284,691	16,301,407
Duke Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	670,488	71,883,018

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Electric Utilities (continued)
Edison International. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	329,724	$20,851,746
Entergy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	175,326	19,748,721
Evergy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	198,905	12,978,551
Eversource Energy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	299,021	25,258,304
Exelon Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	856,593	38,820,795
FirstEnergy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	495,269	19,013,377
NextEra Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,710,838	132,521,511
NRG Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	209,647	8,002,226
Pinnacle West Capital Corp.. . . . . . . . . . . . . . . . . . . . . . .	97,495	7,128,834
PPL Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	640,881	17,387,101
Southern Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	925,328	65,985,140
Xcel Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	474,326	33,563,308
		545,078,362
Electrical Equipment — 0.5%
AMETEK, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	201,712	22,166,132
Eaton Corp. PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	348,048	43,850,567
Emerson Electric Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	515,536	41,005,733
Generac Holdings, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	54,841	11,548,418
Rockwell Automation, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	100,473	20,025,274
		138,596,124
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A. . . . . . . . . . . . . . . . . . . . . . . . . .	519,823	33,466,205
CDW Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	117,795	18,559,780
Corning, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	661,998	20,859,557
Keysight Technologies, Inc.(a). . . . . . . . . . . . . . . . . . . . . .	159,049	21,924,905
TE Connectivity Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	282,568	31,972,569
Teledyne Technologies, Inc.(a)(b) . . . . . . . . . . . . . . . . . . .	40,576	15,220,463
Trimble, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	219,025	12,753,826
Zebra Technologies Corp., Class A(a) . . . . . . . . . . . . . .	46,134	13,561,089
		168,318,394
Energy Equipment & Services — 0.3%
Baker Hughes Co., Class A. . . . . . . . . . . . . . . . . . . . . . . .	814,572	23,516,694
Halliburton Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	779,875	24,456,880
Schlumberger NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,230,950	44,018,772
		91,992,346
Entertainment — 1.2%
Activision Blizzard, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	680,922	53,016,587
Electronic Arts, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	244,317	29,721,163
Live Nation Entertainment, Inc.(a) . . . . . . . . . . . . . . . . . .	118,078	9,750,881
Netflix, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	385,318	67,380,559
Take-Two Interactive Software, Inc.(a) . . . . . . . . . . . . . .	137,206	16,811,851
Walt Disney Co.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,586,288	149,745,587
Warner Bros Discovery, Inc.(a) . . . . . . . . . . . . . . . . . . . . .	1,921,600	25,787,872
		352,214,500
Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.. . . . . . . . . . . . . . .	129,350	18,759,631
American Tower Corp.(b) . . . . . . . . . . . . . . . . . . . . . . . . . .	404,694	103,435,739
AvalonBay Communities, Inc.. . . . . . . . . . . . . . . . . . . . . .	121,824	23,664,312
Boston Properties, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	122,210	10,874,246
Camden Property Trust . . . . . . . . . . . . . . . . . . . . . . . . . . .	92,767	12,475,306
Crown Castle International Corp.(b) . . . . . . . . . . . . . . . .	377,118	63,499,129
Digital Realty Trust, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	248,501	32,262,885
Duke Realty Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	331,602	18,221,530
Equinix, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	79,269	52,081,318
Equity Residential. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	296,589	21,419,658
Essex Property Trust, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	57,166	14,949,481
Extra Space Storage, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	115,587	19,663,660
Federal Realty OP LP . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	61,276	5,866,564
Healthpeak Properties, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	467,734	12,118,988
Host Hotels & Resorts, Inc. . . . . . . . . . . . . . . . . . . . . . . . .	622,085	9,754,293
M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (unaudited) (continued) June 30, 2022

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	249,918	$12,168,507
Kimco Realty Corp.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	537,722	10,630,764
Mid-America Apartment Communities, Inc. . . . . . . . . .	100,396	17,536,169
Prologis, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	644,746	75,854,367
Public Storage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	132,407	41,399,697
Realty Income Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	523,918	35,762,643
Regency Centers Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,952	8,063,313
SBA Communications Corp. . . . . . . . . . . . . . . . . . . . . . . .	94,412	30,216,561
Simon Property Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . .	285,204	27,071,564
UDR, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	260,715	12,003,319
Ventas, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	346,447	17,817,769
VICI Properties, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	838,656	24,983,562
Vornado Realty Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,460	3,872,801
Welltower, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	395,349	32,556,990
Weyerhaeuser Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	651,420	21,575,030
		790,559,796
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.(b) . . . . . . . . . . . . . . . . . . . . . . . .	385,994	184,999,204
Kroger Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	571,342	27,041,617
Sysco Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	444,102	37,619,881
Walgreens Boots Alliance, Inc.. . . . . . . . . . . . . . . . . . . . .	623,507	23,630,915
Walmart, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,222,640	148,648,571
		421,940,188
Food Products — 1.1%
Archer-Daniels-Midland Co. . . . . . . . . . . . . . . . . . . . . . . .	490,049	38,027,803
Campbell Soup Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	178,885	8,595,424
Conagra Brands, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	420,810	14,408,534
General Mills, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	523,526	39,500,037
Hershey Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	127,511	27,435,267
Hormel Foods Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	245,902	11,645,919
J M Smucker Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	93,140	11,922,851
Kellogg Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	223,565	15,949,127
Kraft Heinz Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	613,828	23,411,400
Lamb Weston Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . .	124,846	8,921,495
McCormick & Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	215,785	17,964,101
Mondelez International, Inc., Class A. . . . . . . . . . . . . . .	1,204,937	74,814,538
Tyson Foods, Inc., Class A . . . . . . . . . . . . . . . . . . . . . . . .	252,085	21,694,435
		314,290,931
Gas Utilities — 0.1%
Atmos Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	121,065	13,571,387
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,524,855	165,675,496
ABIOMED, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	38,941	9,638,287
Align Technology, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . .	63,646	15,063,099
Baxter International, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	435,619	27,979,808
Becton Dickinson & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . .	248,315	61,217,097
Boston Scientific Corp.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . .	1,244,980	46,400,404
Cooper Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	42,656	13,356,447
DENTSPLY SIRONA, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	193,068	6,898,320
DexCom, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	341,823	25,476,068
Edwards Lifesciences Corp.(a) . . . . . . . . . . . . . . . . . . . . .	541,863	51,525,753
Hologic, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	217,150	15,048,495
IDEXX Laboratories, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . .	73,593	25,811,273
Intuitive Surgical, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	312,607	62,743,351
Medtronic PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,166,949	104,733,673
ResMed, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	127,284	26,682,545
STERIS PLC(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	86,512	17,834,449
Stryker Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	293,100	58,306,383

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Teleflex, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40,705	$10,007,324
Zimmer Biomet Holdings, Inc.(b) . . . . . . . . . . . . . . . . . . .	182,806	19,205,598
		763,603,870
Health Care Providers & Services — 3.4%
AmerisourceBergen Corp. . . . . . . . . . . . . . . . . . . . . . . . . .	130,142	18,412,490
Cardinal Health, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	242,546	12,677,879
Centene Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	506,425	42,848,619
Cigna Corp.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	276,306	72,812,157
CVS Health Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,142,159	105,832,453
DaVita, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	54,837	4,384,767
Elevance Health, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	209,956	101,320,566
HCA Healthcare, Inc.(b). . . . . . . . . . . . . . . . . . . . . . . . . . . .	198,144	33,300,081
Henry Schein, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	122,025	9,364,199
Humana, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	110,160	51,562,591
Laboratory Corp. of America Holdings. . . . . . . . . . . . . .	80,470	18,858,949
McKesson Corp.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	126,595	41,296,555
Molina Healthcare, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . .	51,135	14,297,857
Quest Diagnostics, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	102,721	13,659,839
UnitedHealth Group, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . .	817,437	419,860,166
Universal Health Services, Inc., Class B. . . . . . . . . . . .	58,460	5,887,507
		966,376,675
Hotels, Restaurants & Leisure — 1.8%
Booking Holdings, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . .	35,378	61,875,768
Caesars Entertainment, Inc.(a)(b) . . . . . . . . . . . . . . . . . . .	187,814	7,193,276
Carnival Corp.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	693,972	6,002,858
Chipotle Mexican Grill, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . .	24,419	31,921,982
Darden Restaurants, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . .	109,918	12,433,924
Domino's Pizza, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31,804	12,394,337
Expedia Group, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	131,289	12,450,136
Hilton Worldwide Holdings, Inc. . . . . . . . . . . . . . . . . . . . .	241,904	26,957,782
Las Vegas Sands Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . .	297,624	9,997,190
Marriott International, Inc., Class A. . . . . . . . . . . . . . . . .	239,430	32,564,874
McDonald's Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	644,054	159,004,051
MGM Resorts International . . . . . . . . . . . . . . . . . . . . . . . .	307,962	8,915,500
Norwegian Cruise Line Holdings Ltd.(a)(b). . . . . . . . . . .	371,149	4,127,177
Penn National Gaming, Inc.(a) . . . . . . . . . . . . . . . . . . . . .	148,849	4,527,987
Royal Caribbean Cruises Ltd.(a)(b). . . . . . . . . . . . . . . . . .	196,112	6,846,270
Starbucks Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	998,351	76,264,033
Wynn Resorts Ltd.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	89,689	5,110,479
Yum! Brands, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	248,343	28,189,414
		506,777,038
Household Durables — 0.3%
D.R. Horton, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	278,901	18,460,457
Garmin Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	132,751	13,042,786
Lennar Corp., Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	228,144	16,100,122
Mohawk Industries, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . .	44,821	5,561,838
Newell Brands, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	322,363	6,137,792
NVR, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,693	10,783,149
PulteGroup, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	212,892	8,436,910
Whirlpool Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48,945	7,580,112
		86,103,166
Household Products — 1.5%
Church & Dwight Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	210,033	19,461,658
Clorox Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	106,445	15,006,616
Colgate-Palmolive Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	731,513	58,623,452
Kimberly-Clark Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	292,310	39,505,696
Procter & Gamble Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,089,492	300,448,055
		433,045,477
4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022

Security	Shares	Value
Independent Power and Renewable Electricity Producers — 0.0%
AES Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	585,315	$12,297,468
Industrial Conglomerates — 0.8%
3M Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	495,661	64,143,490
General Electric Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	958,544	61,030,497
Honeywell International, Inc.. . . . . . . . . . . . . . . . . . . . . . .	592,835	103,040,651
		228,214,638
Insurance — 2.2%
Aflac, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	516,109	28,556,311
Allstate Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	239,476	30,348,793
American International Group, Inc. . . . . . . . . . . . . . . . . .	689,902	35,274,689
Aon PLC, Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	184,960	49,880,013
Arthur J Gallagher & Co. . . . . . . . . . . . . . . . . . . . . . . . . . .	182,943	29,827,027
Assurant, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	47,910	8,281,244
Brown & Brown, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	201,523	11,756,852
Chubb Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	369,000	72,538,020
Cincinnati Financial Corp. . . . . . . . . . . . . . . . . . . . . . . . . .	131,078	15,595,660
Everest Re Group Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,336	9,623,694
Globe Life, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	80,648	7,860,761
Hartford Financial Services Group, Inc. . . . . . . . . . . . .	286,401	18,739,217
Lincoln National Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	142,833	6,680,299
Loews Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	170,875	10,126,053
Marsh & McLennan Cos., Inc. . . . . . . . . . . . . . . . . . . . . .	438,201	68,030,705
MetLife, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	601,972	37,797,822
Principal Financial Group, Inc. . . . . . . . . . . . . . . . . . . . . .	207,282	13,844,365
Progressive Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	507,204	58,972,609
Prudential Financial, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	328,068	31,389,546
Travelers Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	209,339	35,405,505
W R Berkley Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	182,655	12,468,030
Willis Towers Watson PLC. . . . . . . . . . . . . . . . . . . . . . . . .	97,092	19,164,990
		612,162,205
Interactive Media & Services(a) — 5.2%
Alphabet, Inc., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . .	261,928	570,809,213
Alphabet, Inc., Class C(b) . . . . . . . . . . . . . . . . . . . . . . . . . .	240,162	525,342,367
Match Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	248,716	17,333,018
Meta Platforms, Inc., Class A . . . . . . . . . . . . . . . . . . . . . .	1,997,373	322,076,396
Twitter, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	664,288	24,837,729
		1,460,398,723
Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,620,159	809,337,087
eBay, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	487,553	20,316,334
Etsy, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	108,518	7,944,603
		837,598,024
IT Services — 4.3%
Accenture PLC, Class A. . . . . . . . . . . . . . . . . . . . . . . . . . .	551,614	153,155,627
Akamai Technologies, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . .	140,582	12,839,354
Automatic Data Processing, Inc. . . . . . . . . . . . . . . . . . . .	364,559	76,571,972
Broadridge Financial Solutions, Inc.(b) . . . . . . . . . . . . . .	101,399	14,454,428
Cognizant Technology Solutions Corp., Class A . . . .	455,869	30,766,599
DXC Technology Co.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	212,880	6,452,393
EPAM Systems, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . .	49,452	14,577,461
Fidelity National Information Services, Inc. . . . . . . . . .	531,906	48,759,823
Fiserv, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	506,637	45,075,494
FleetCor Technologies, Inc.(a). . . . . . . . . . . . . . . . . . . . . .	67,354	14,151,749
Gartner, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	70,140	16,961,956
Global Payments, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	247,136	27,343,127
International Business Machines Corp.. . . . . . . . . . . . .	783,297	110,593,703
Jack Henry & Associates, Inc. . . . . . . . . . . . . . . . . . . . . .	63,214	11,379,784
Mastercard, Inc., Class A. . . . . . . . . . . . . . . . . . . . . . . . . .	747,891	235,944,653

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
IT Services (continued)
Paychex, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	278,661	$31,731,128
PayPal Holdings, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,011,114	70,616,202
VeriSign, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	84,410	14,124,325
Visa, Inc., Class A(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,433,219	282,186,489
		1,217,686,267
Leisure Products — 0.0%
Hasbro, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	112,722	9,229,677
Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	260,689	30,962,033
Bio-Rad Laboratories, Inc., Class A(a) . . . . . . . . . . . . . .	18,566	9,190,170
Bio-Techne Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,272	11,880,046
Charles River Laboratories International, Inc.(a) . . . . .	43,885	9,390,074
Danaher Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	563,543	142,869,421
Illumina, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	135,654	25,009,171
IQVIA Holdings, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . .	165,805	35,978,027
Mettler-Toledo International, Inc.(a) . . . . . . . . . . . . . . . . .	19,751	22,689,356
PerkinElmer, Inc.(b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	109,918	15,632,538
Thermo Fisher Scientific, Inc.. . . . . . . . . . . . . . . . . . . . . .	340,915	185,212,301
Waters Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53,119	17,581,327
West Pharmaceutical Services, Inc.. . . . . . . . . . . . . . . .	63,974	19,343,818
		525,738,282
Machinery — 1.5%
Caterpillar, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	464,503	83,034,556
Cummins, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	123,613	23,922,824
Deere & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	243,412	72,894,592
Dover Corp.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	124,384	15,090,267
Fortive Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	311,313	16,929,201
IDEX Corp.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	65,987	11,985,219
Illinois Tool Works, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	247,901	45,179,957
Ingersoll Rand, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	353,745	14,885,590
Nordson Corp.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	46,797	9,473,585
Otis Worldwide Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	368,827	26,065,004
PACCAR, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	302,271	24,888,994
Parker-Hannifin Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	111,810	27,510,850
Pentair PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	143,816	6,582,458
Snap-on, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,895	9,042,692
Stanley Black & Decker, Inc.. . . . . . . . . . . . . . . . . . . . . . .	131,472	13,786,154
Westinghouse Air Brake Technologies Corp.(b) . . . . .	162,123	13,307,056
Xylem, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	156,302	12,219,690
		426,798,689
Media — 0.9%
Charter Communications, Inc., Class A(a). . . . . . . . . . .	100,867	47,259,216
Comcast Corp., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,893,316	152,773,720
DISH Network Corp., Class A(a)(b). . . . . . . . . . . . . . . . . .	215,893	3,870,961
Fox Corp., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	278,201	8,946,944
Fox Corp., Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	124,115	3,686,215
Interpublic Group of Cos., Inc. . . . . . . . . . . . . . . . . . . . . .	340,332	9,369,340
News Corp., Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	335,584	5,228,399
News Corp., Class B(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .	114,231	1,815,131
Omnicom Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	180,687	11,493,500
Paramount Global, Class B. . . . . . . . . . . . . . . . . . . . . . . .	525,771	12,976,028
		257,419,454
Metals & Mining — 0.4%
Freeport-McMoRan, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,262,129	36,929,894
Newmont Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	692,098	41,297,488
Nucor Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	231,707	24,192,528
		102,419,910
M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (unaudited) (continued) June 30, 2022

Security	Shares	Value
Multiline Retail — 0.5%
Dollar General Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	199,244	$48,902,447
Dollar Tree, Inc.(a). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	195,240	30,428,154
Target Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	402,709	56,874,592
		136,205,193
Multi-Utilities — 0.9%
Ameren Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	223,761	20,219,044
CenterPoint Energy, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	547,665	16,199,931
CMS Energy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	251,484	16,975,170
Consolidated Edison, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	307,228	29,217,383
Dominion Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	706,679	56,400,051
DTE Energy Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	167,102	21,180,178
NiSource, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	353,400	10,421,766
Public Service Enterprise Group, Inc. . . . . . . . . . . . . . .	438,991	27,779,350
Sempra Energy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	273,721	41,132,055
WEC Energy Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	274,139	27,589,349
		267,114,277
Oil, Gas & Consumable Fuels — 4.0%
APA Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	294,558	10,280,074
Chevron Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,711,110	247,734,506
ConocoPhillips. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,126,436	101,165,217
Coterra Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	708,634	18,275,671
Devon Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	534,544	29,458,720
Diamondback Energy, Inc.. . . . . . . . . . . . . . . . . . . . . . . . .	145,300	17,603,095
EOG Resources, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	510,084	56,333,677
Exxon Mobil Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,668,606	314,179,418
Hess Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	239,258	25,346,993
Kinder Morgan, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,692,447	28,365,412
Marathon Oil Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	616,312	13,854,694
Marathon Petroleum Corp. . . . . . . . . . . . . . . . . . . . . . . . .	471,140	38,732,419
Occidental Petroleum Corp. . . . . . . . . . . . . . . . . . . . . . . .	775,369	45,653,727
ONEOK, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	388,336	21,552,648
Phillips 66 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	418,979	34,352,088
Pioneer Natural Resources Co. . . . . . . . . . . . . . . . . . . . .	195,966	43,716,095
Valero Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	346,896	36,868,107
Williams Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,054,531	32,911,912
		1,116,384,473
Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A. . . . . . . . . . . . . . . . . . .	201,722	51,372,542
Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co. . . . . . . . . . . . . . . . . . . . . . . . . . .	1,854,153	142,769,781
Catalent, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	156,629	16,804,725
Eli Lilly & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	686,802	222,681,812
Johnson & Johnson . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,291,627	406,786,709
Merck & Co., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,202,278	200,781,685
Organon & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	220,304	7,435,260
Pfizer, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,886,399	256,193,900
Viatris, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,040,410	10,893,093
Zoetis, Inc., Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	410,628	70,582,847
		1,334,929,812
Professional Services — 0.3%
Equifax, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	105,276	19,242,347
Jacobs Engineering Group, Inc. . . . . . . . . . . . . . . . . . . .	111,783	14,210,973
Leidos Holdings, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	120,862	12,172,012
Nielsen Holdings PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	313,638	7,282,675
Robert Half International, Inc.. . . . . . . . . . . . . . . . . . . . . .	95,263	7,134,246
Verisk Analytics, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	137,513	23,802,125
		83,844,378

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a) . . . . . . . . . . . . . . . . . . . . . .	288,437	$21,231,848
Road & Rail — 0.9%
CSX Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,893,513	55,025,488
JB Hunt Transport Services, Inc.. . . . . . . . . . . . . . . . . . .	73,148	11,518,615
Norfolk Southern Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	208,104	47,299,958
Old Dominion Freight Line, Inc. . . . . . . . . . . . . . . . . . . . .	80,446	20,616,701
Union Pacific Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	546,932	116,649,657
		251,110,419
Semiconductors & Semiconductor Equipment — 5.1%
Advanced Micro Devices, Inc.(a) . . . . . . . . . . . . . . . . . . .	1,411,263	107,919,282
Analog Devices, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	455,937	66,607,836
Applied Materials, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	770,693	70,117,649
Broadcom, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	355,562	172,735,575
Enphase Energy, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	116,630	22,770,841
Intel Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,561,015	133,217,571
KLA Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	130,806	41,737,578
Lam Research Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	121,073	51,595,259
Microchip Technology, Inc. . . . . . . . . . . . . . . . . . . . . . . . .	482,547	28,026,330
Micron Technology, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	971,860	53,724,421
Monolithic Power Systems, Inc.. . . . . . . . . . . . . . . . . . . .	37,833	14,529,385
NVIDIA Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,180,688	330,570,494
NXP Semiconductors NV. . . . . . . . . . . . . . . . . . . . . . . . . .	228,662	33,848,836
ON Semiconductor Corp.(a)(b). . . . . . . . . . . . . . . . . . . . . .	378,401	19,037,354
Qorvo, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	95,283	8,987,093
Qualcomm, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	975,382	124,595,297
Skyworks Solutions, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	141,206	13,081,324
SolarEdge Technologies, Inc.(a)(b) . . . . . . . . . . . . . . . . . .	48,235	13,200,955
Teradyne, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	142,480	12,759,084
Texas Instruments, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . .	803,331	123,431,808
		1,442,493,972
Software — 8.8%
Adobe, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	411,489	150,629,663
ANSYS, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	76,265	18,249,452
Autodesk, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	190,916	32,829,915
Cadence Design Systems, Inc.(a) . . . . . . . . . . . . . . . . . .	240,532	36,087,016
Ceridian HCM Holding, Inc.(a). . . . . . . . . . . . . . . . . . . . . .	117,946	5,552,898
Citrix Systems, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	106,925	10,389,902
Fortinet, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	580,165	32,825,736
Intuit, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	245,763	94,726,891
Microsoft Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,513,317	1,672,815,205
NortonLifeLock, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	505,216	11,094,543
Oracle Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,371,317	95,813,919
Paycom Software, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . .	42,218	11,826,106
PTC, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	90,837	9,659,607
Roper Technologies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	92,272	36,415,145
Salesforce, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	865,239	142,799,045
ServiceNow, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	174,576	83,014,379
Synopsys, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	133,170	40,443,729
Tyler Technologies, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . .	35,732	11,880,175
		2,497,053,326
Specialty Retail — 2.0%
Advance Auto Parts, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	54,557	9,443,271
AutoZone, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17,286	37,149,688
Bath & Body Works, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	207,695	5,591,149
Best Buy Co., Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	176,327	11,494,757
CarMax, Inc.(a)(b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	139,969	12,664,395
Home Depot, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	899,935	246,825,173
Lowe's Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	575,755	100,567,126
O'Reilly Automotive, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . .	57,238	36,160,679
6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022

Security	Shares	Value
Specialty Retail (continued)
Ross Stores, Inc.(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	306,962	$21,557,941
TJX Cos., Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,022,787	57,122,654
Tractor Supply Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	98,541	19,102,173
Ulta Beauty, Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	45,483	17,532,787
		575,211,793
Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13,390,535	1,830,753,945
Hewlett Packard Enterprise Co.. . . . . . . . . . . . . . . . . . . .	1,121,374	14,869,419
HP, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	917,352	30,070,799
NetApp, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	191,781	12,511,792
Seagate Technology Holdings PLC . . . . . . . . . . . . . . . .	172,134	12,297,253
Western Digital Corp.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . .	271,602	12,175,918
		1,912,679,126
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,104,934	112,924,255
PVH Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	60,241	3,427,713
Ralph Lauren Corp., Class A . . . . . . . . . . . . . . . . . . . . . .	39,948	3,581,338
Tapestry, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	219,289	6,692,700
VF Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	280,037	12,369,234
		138,995,240
Tobacco — 0.7%
Altria Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,582,344	66,094,509
Philip Morris International, Inc.. . . . . . . . . . . . . . . . . . . . .	1,349,955	133,294,557
		199,389,066
Trading Companies & Distributors — 0.2%
Fastenal Co.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	500,655	24,992,697
United Rentals, Inc.(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . .	62,437	15,166,572
W.W.Grainger, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	37,760	17,159,277
		57,318,546
Water Utilities — 0.1%
American Water Works Co., Inc. . . . . . . . . . . . . . . . . . . .	157,558	23,439,904
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	513,108	69,033,550
Total Common Stocks — 98.3%
(Cost: $14,194,223,696) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . .	27,783,715,872

S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Investment Companies
Equity Funds — 1.1%
iShares Core S&P 500 ETF(c) . . . . . . . . . . . . . . . . . . . . .	817,569	$309,981,286
Total Investment Companies — 1.1%
(Cost: $312,445,468). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	309,981,286
Total Long-Term Investments — 99.4%
(Cost: $14,506,669,164) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	28,093,697,158
Short-Term Securities
Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency
Shares, 1.64%(c)(d)(e) . . . . . . . . . . . . . . . . . . . . . . . . . . .	244,812,799	244,788,318
BlackRock Cash Funds: Treasury, SL Agency
Shares, 1.38%(c)(d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	127,249,950	127,249,950
Total Short-Term Securities — 1.3%
(Cost: $372,016,170). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	372,038,268
Total Investments — 100.7%
(Cost: $14,878,685,334) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	28,465,735,426
Liabilities in Excess of Other Assets — (0.7)%. . . . . . . . .	. . . . . . . . . . . . .	(191,077,293)

Net Assets — 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	. . . . . . . . . . . . .	$28,274,658,133

(a)Non-income producing security.

(b)All or a portion of this security is on loan.

(c)Affiliate of the Master Portfolio.

(d)Annualized 7-day yield as of period end.

(e)All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio's industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued)	S&P 500 Index Master Portfolio
June 30, 2022

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

										Capital Gain
						Change in				Distributions
					Net	Unrealized		Shares		from
	Value at	Purchases		Proceeds	Realized	Appreciation	Value at	Held at		Underlying
Affiliated Issuer	12/31/21	at Cost		from Sales	Gain (Loss)	(Depreciation)	06/30/22	06/30/22	Income	Funds

BlackRock Cash Funds: Institutional,
SL Agency Shares . . . . . . . . . . . . . . . . .	$ 129,540,046	$ 115,312,575(a)	$	— $	(70,811)	$6,508	$ 244,788,318	244,812,799	$131,871(b)	$—
BlackRock Cash Funds: Treasury, SL
Agency Shares . . . . . . . . . . . . . . . . . . . .	190,825,864	—		(63,575,914)(a)	—	—	127,249,950	127,249,950	198,780	—
BlackRock, Inc.. . . . . . . . . . . . . . . . . . . . . . .	110,121,726	2,399,064		—	—	(37,152,699)	75,368,091	123,749	1,178,866	—
iShares Core S&P 500 ETF . . . . . . . . . . .	433,216,628	1,599,295,107	(1,682,275,366)		(11,571,349)	(28,683,734)	309,981,286	817,569	1,300,609	—

					$(11,642,160)	$(65,829,925)	$ 757,387,645		$2,810,126	$—

(a)Represents net amount purchased (sold).

(b)All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				Value/
				Unrealized
	Number of	Expiration	Notional	Appreciation
Description	Contracts	Date	Amount (000)	(Depreciation)

Long Contracts
S&P 500 E-Mini Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	630	09/16/22	$119,369	$ (792,610)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Foreign
				Currency		Interest
	Commodity	Credit	Equity	Exchange		Rate	Other
	Contracts	Contracts	Contracts	Contracts		Contracts	Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a) . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$ 792,610	$—	$	— $	—	$ 792,610

(a)Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

Foreign
				Currency	Interest
	Commodity	Credit	Equity	Exchange	Rate	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$ (17,723,532)	$—	$—	$—	$ (17,723,532)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$—	$ (7,709,800)	$—	$—	$—	$ (7,709,800)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$158,001,900
8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued)	S&P 500 Index Master Portfolio
June 30, 2022

For more information about the Master Portfolio's investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio's policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio's financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio's financial instruments into major categories is disclosed in the Schedule of Investments above.

Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$27,783,715,872	$—	$
Investment Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	309,981,286	—
Short-Term Securities
Money Market Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	372,038,268	—

	$28,465,735,426	$—	$
Derivative Financial Instruments(a)

Liabilities
Equity Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(792,610)	$—	$

(a)Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

—$ 27,783,715,872

—309,981,286

—372,038,268

—$ 28,465,735,426

—$ (792,610)

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities(unaudited)

June 30, 2022

S&P 500 Index

Master Portfolio

ASSETS

Investments, at value — unaffiliated(a)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investments, at value — affiliated(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash pledged for futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Securities lending income — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Contributions from investors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends — unaffiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

LIABILITIES

Collateral on securities loaned. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Payables:

Investments purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investment advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Variation margin on futures contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSETS CONSIST OF

Investors' capital. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(a) Investments, at cost — unaffiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(b) Securities loaned, at value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(c) Investments, at cost — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

See notes to financial statements.

$ 27,708,347,781 757,387,645 126,116 6,681,800

23,079

52,162,043

21,620,287

84,266

55,485

28,546,488,502

244,718,042

25,423,388

468,308

119,823

100,667

1,000,141

271,830,369

$ 28,274,658,133

$ 14,688,400,651 13,586,257,482

$ 28,274,658,133

$ 14,150,636,878 $ 238,126,980 $ 728,048,456

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended June 30, 2022

S&P 500 Index
Master Portfolio
INVESTMENT INCOME

Dividends — unaffiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 226,230,849
Dividends — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,679,639
Securities lending income — affiliated — net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	130,487
Foreign taxes withheld . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,189,183)
Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	227,851,792

EXPENSES

Investment advisory. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Less:

Fees waived and/or reimbursed by the Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses after fees waived and/or reimbursed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:

Investments — unaffiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investments — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

1,548,105

181,249

19,074

1,748,428

(258,748)

1,489,680

226,362,112

10,058,885

(11,642,160)

(17,723,532)

(19,306,807)

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Investments — affiliated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

See notes to financial statements.

(7,040,830,254)

(65,829,925)

(7,709,800)

(7,114,369,979)

(7,133,676,786)

$ (6,907,314,674)

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Six Months Ended
	06/30/22	Year Ended
	(unaudited)	12/31/21
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$226,362,112	$429,887,939
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19,306,807)	297,816,671
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,114,369,979)	7,008,302,074

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,907,314,674)	7,736,006,684
CAPITAL TRANSACTIONS
Proceeds from contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	4,793,107,543	7,697,627,774
Value of withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,100,420,308)	(7,937,321,540)
Net increase (decrease) in net assets derived from capital transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	692,687,235	(239,693,766)
NET ASSETS
Total increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(6,214,627,439)	7,496,312,918
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,489,285,572	26,992,972,654
End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$28,274,658,133	$34,489,285,572

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (unaudited)

			S&P 500 Index Master Portfolio

	Six Months Ended			Year Ended December 31,
	06/30/22

	(unaudited)	2021	2020	2019	2018	2017

Total Return
Total return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(19.96)%(a)	28.65%	18.42%	31.44%	(4.38)%	21.77%
Ratios to Average Net Assets(b)
Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.01%(c)	0.01%	0.01%	0.03%	0.04%	0.04%

Total expenses after fees waived and/or reimbursed . . . . . . . . . . . . . . . . . . . . .	0.01%(c)	0.01%	0.01%	0.02%	0.04%	0.04%

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.46%(c)	1.39%	1.82%	1.95%	1.92%	1.93%
Supplemental Data
Net assets, end of period (000) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 28,274,658	$ 34,489,286	$ 26,992,973	$ 23,207,958	$ 17,256,929	$ 13,775,074

Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6%	6%	5%	3%	12%	11%

(a)Aggregate total return.

(b)Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(c)Annualized.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the "Master Portfolio") is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors ("BFA" or the "Manager") or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as "Foreign taxes withheld", and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction's applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as "senior securities" for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a "senior security." Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio's maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio's investments are valued at fair value (also referred to as "market value" within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the "Board"). If a security's market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the "Global Valuation Committee") is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio's assets and liabilities:

•Equity investments traded on a recognized securities exchange are valued at that day's official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day's published net asset value ("NAV").

•Futures contracts are valued based on that day's last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange ("NYSE"). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments ("Systematic Fair Value Price"). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value ("Fair Valued Investments"). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee's assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. ("BTC"), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio's Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an "MSLA"), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements (unaudited) (continued)

loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty's bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties' obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party's net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio's securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral	Net
Counterparty	Loaned at Value	Received(a)	Received, at Fair Value(a)	Amount
Barclays Bank PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$23,495,464	$(23,495,464)	$—	$—
Barclays Capital, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,399,069	(2,399,069)	—	—
BNP Paribas SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	18,646,184	(18,646,184)	—	—
BofA Securities, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31,504,082	(31,504,082)	—	—
Citigroup Global Markets, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,997,580	(2,997,580)	—	—
Credit Suisse Securities (USA) LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11,746,463	(11,746,463)	—	—
Goldman Sachs & Co. LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,367,638	(23,367,638)	—	—
HSBC Bank PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6,846,270	(6,846,270)	—	—
J.P. Morgan Securities LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	12,764,875	(12,764,875)	—	—
Jefferies LLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,459,571	(9,459,571)	—	—
Morgan Stanley . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,629,954	(2,629,954)	—	—
National Financial Services LLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	355,550	(355,550)	—	—
Scotia Capital (USA), Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	34,440,837	(34,440,837)	—	—
SG Americas Securities LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,192,236	(2,192,236)	—	—
State Street Bank & Trust Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,128	(8,128)	—	—
UBS AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26,770,430	(26,770,430)	—	—
UBS Securities LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,387,919	(3,387,919)	—	—
Virtu Americas LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	23,590,737	(23,590,737)	—	—
Wells Fargo Securities LLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,523,993	(1,523,993)	—	—

	$238,126,980	$(238,126,980)	$—	$—

(a)Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio's Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. ("BlackRock"). BlackRock's indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter ("OTC").

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract's size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract ("variation margin"). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio's investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio's portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio's net assets.

Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC ("BAL"), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio's ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio's trustees who are not "interested persons" of MIP, as defined in the 1940 Act ("Independent Trustees"), counsel to the Independent Trustees and the Master Portfolio's independent registered public accounting firm (together, the "independent expenses") are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to these independent expenses through June 30, 2023. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2022, the amount waived was $200,323.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the "affiliated money market fund waiver") through June 30, 2023. The contractual agreement may be terminated upon 90 days' notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2022, the amounts waived were $47,078.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio's assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days' notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2022, the Manager waived $11,347 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission ("SEC") has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the "collateral investment fees"). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund's weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2022, the Master Portfolio paid BTC $55,210 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the "Order") from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the "Interfund Lending Program"), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio's investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund's investment restrictions). If a borrowing BlackRock fund's total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Net Realized
Master Portfolio Name	Purchases	Sales	Gain (Loss)

S&P 500 Index Master Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

	$ 97,587,938	$ 22,933,585	$ (9,111,996)

7. PURCHASES AND SALES

For the six months ended June 30, 2022, purchases and sales of investments, excluding short-term investments, were $2,724,723,652 and $1,878,815,391, respectively.

8. INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio's U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio's financial statements.

As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Master Portfolio Name	Tax Cost	Appreciation	Depreciation	(Depreciation)

S&P 500 Index Master Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 14,682,507,554	$ 14,705,521,346	$ (923,086,084)	$ 13,782,435,262

9. BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates ("Participating Funds"), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate ("OBFR") (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate ("SOFR") (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2022, the Master Portfolio did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio's prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund's investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio's NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio's exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures , there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker's customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund's objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio's portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio's portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force the Master Portfolio to sell portfolio securities, which may negatively impact the fund's NAV, increase the fund's brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom's Financial Conduct Authority announced a phase out of the London Interbank Offered Rate ("LIBOR"). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Disclosure of Investment Advisory Agreement

The Board of Trustees (the "Board," the members of which are referred to as "Board Members") of Master Investment Portfolio (the "Master Portfolio") met on April 20, 2022 (the "April Meeting") and May 10-11, 2022 (the "May Meeting") to consider the approval to continue the investment advisory agreement (the "Agreement") between the Master Portfolio, on behalf of S&P 500 Index Master Portfolio (the "Fund") and BlackRock Fund Advisors (the "Manager" or "BlackRock"), the Fund's investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not "interested persons" of the Master Portfolio, as defined in the 1940 Act, are considered independent Board members (the "Independent Board Members"). The Board's consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock's various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock's personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund's service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock's management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance of an affiliated feeder fund that invests all of its investable assets in the Fund (the "representative feeder fund") for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management's and portfolio managers' analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund's investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock's and the Fund's adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock's and other service providers' internal controls and risk and compliance oversight mechanisms; (h) BlackRock's implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock's implementation of the Fund's valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund ("ETF"), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock's compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals' investments in the fund(s) they manage; and (m) periodic updates on BlackRock's business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Fund and the representative feeder fund, as applicable, as compared with a peer group of funds as determined by Broadridge ("Expense Peers") and the investment performance of the representative feeder fund as compared with a peer group of funds ("Performance Peers"); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge's methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock's and the Fund's operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with the representative feeder fund's to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the representative feeder fund's fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock's relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock's services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock's personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board's decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared the representative feeder fund's performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock's senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund's portfolio management team discussing the performance of the Fund and the representative feeder fund and the Fund's investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund's portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock's overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock's Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock's compensation structure with respect to the Fund's portfolio management team and BlackRock's ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund's custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and other services. The Board reviewed the structure and duties of BlackRock's fund administration, shareholder services, and legal and compliance departments and considered BlackRock's policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock's business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. The Board noted that the representative feeder fund's investment results correspond directly to the investment results of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the representative feeder fund's performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the representative feeder fund as compared to its Performance Peers and the performance of the representative feeder fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund and the representative feeder fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the representative feeder fund's net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the representative feeder fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund's contractual management fee rate compared with those of the representative feeder fund's Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the representative feeder fund's total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund's total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock's financial condition. The Board reviewed BlackRock's profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock's estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock's estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock's assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including,

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	21

Disclosure of Investment Advisory Agreement (continued)

among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock's overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock's expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock's commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Portfolio's contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the representative feeder fund's total expense ratio each ranked in the first quartile relative to the representative feeder fund's Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio for certain other fees and expenses.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund's asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or "fall-out" benefits that BlackRock or its affiliates may derive from BlackRock's respective relationships with the Fund, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock's overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board's year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Portfolio, on behalf of the Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor's
G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	23

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homesteadfunds.com | 800.258.3030 | 4301 Wilson Blvd. | Arlington, VA | 22203

This report is authorized for distribution to shareholders and others who have received a copy of the prospectus. Distributor: Homestead Financial Services Corp.

Item 2.  Code of Ethics.

Not required in this filing.

Item 3.  Audit Committee Financial Expert.

Not required in this filing.

Item 4.  Principal Accountant Fees and Services.

Not required in this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures. The Registrant’s principal executive officer and principal financial officer concluded, based on their evaluation of the disclosure controls  and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effectively designed to provide reasonable assurance that the information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported by the filing date,  including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)

Internal Control. There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not required with this filing.

(a)(2)

A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.

(a)(4)  Not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Mark D. Santero
Mark D. Santero President, Chief Executive Officer and Director (Principal Executive Officer)

Date: September 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero President, Chief Executive Officer and Director (Principal Executive Officer)

Date: September 2, 2022

By:	/s/ Amy M. DiMauro
Amy M. DiMauro Treasurer (Principal Financial & Accounting Officer)

Date: September 2, 2022